       THE
       BEAR STEARNS
       FUNDS

       EQUITY FUNDS

       - S&P STARS Portfolio
       - S&P STARS Opportunities Portfolio
       - The Insiders Select Fund
       - Intrinsic Value Portfolio
       - Small Cap Value Portfolio
       - Alpha Growth Portfolio
       - International Equity Portfolio

         SEMI-ANNUAL REPORT
         SEPTEMBER 30, 2002

                              BEAR
BSF-R-015-11                 STEARNS

                   T H E   B E A R   S T E A R N S   F U N D S


                               S&P STARS Portfolio
                        S&P STARS Opportunities Portfolio
                            The Insiders Select Fund
                            Intrinsic Value Portfolio
                            Small Cap Value Portfolio
                             Alpha Growth Portfolio
                         International Equity Portfolio
                             LETTER TO SHAREHOLDERS

                                                                October 25, 2002

Dear Shareholders:

We are pleased to present the semi-annual report to shareholders for the S&P STARS Portfolio ("S&P STARS"), S&P STARS Opportunities Portfolio ("S&P STARS Opportunities"), The Insiders Select Fund ("Insiders Select"), Intrinsic Value Portfolio ("Intrinsic"), Small Cap Value Portfolio ("Small Cap"), Alpha Growth Portfolio ("Alpha Growth") and International Equity Portfolio ("International Equity") for the six months ended September 30, 2002. Detailed performance data for each class of shares of each Portfolio can be found in the "Financial Highlights" of this report.

S&P STARS PORTFOLIO

The equity markets were driven by a range of factors over the past six months, including corporate governance scandals, earnings disappointments across a range of sectors and rising geopolitical risk. In this difficult investment environment, the Portfolio slightly underperformed the benchmark.

The Portfolio's underperformance for the period was largely due to our expectation of an economic recovery. Early in the period, first quarter Gross Domestic Product ("GDP") growth was estimated at a surprisingly strong 5.0%. We consequently overweighted technology and consumer discretionary -- two economically sensitive sectors that tend to outperform during economic expansions. News of strong GDP growth was overshadowed, however, by a series of widely publicized accounting scandals, concerns about corporate creditworthiness and the growing threat of war with Iraq. A lower-than-expected second quarter GDP growth rate of 1.3% suggested that the economic upturn might be losing steam. As a result, the Portfolio's overweighted positions in technology and consumer discretionary detracted from performance.

By contrast, stock selection within the energy and industrials sectors contributed positively to results, particularly our positions in oil and gas exploration. Within industrials, our investments in a tax, home mortgage and accounting services provider; a hair and retail products company; and a worldwide express delivery company also benefited returns.

Growth stocks began to modestly outperform value stocks in June -- a trend that helped the Portfolio's performance as the period progressed. In bear markets, the multiples of growth stocks typically compress to those of the overall market. By the period's end, however, growth stock valuations had fallen below those of value stocks in many instances. For this reason, we believe growth appears more attractive on a relative basis than value at this time.

Earnings expectations for equities must come down further before a stock market recovery can take hold, in our opinion. We expect to see this exercise play out in the fourth quarter, setting the stage for better stock market performance in 2003. In the meantime, the economy's positive signals -- such as stabilizing employment rates, estimated GDP growth of close to 3% for the third quarter, and an improvement in S&P 500 earnings in the second half -- could be partially offset in the near term by earnings readjustments and concerns of a war with Iraq.

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We maintained a conservative stance for the Portfolio throughout the period, with below market average price-to-earnings, price-to-book and price-to-sales ratios, while still remaining true to our basic aim of purchasing quality growth stocks at a reasonable price. In the months ahead, we will continue to maintain a conservative posture, while being positioned to attempt to take advantage of any market upturns that occur.

S&P STARS OPPORTUNITIES PORTFOLIO

During the semi-annual period, equity markets around the world witnessed a global sell-off. Markets traded down as news of corporate accounting scandals, the growing threat of war with Iraq and global economic weakness drove record volatility.

The Portfolio's slight underperformance was largely due to our overweighted positions in economically sensitive sectors such as consumer discretionary and technology. These sectors suffered on news of a deteriorating outlook for the U.S. economy. GDP, which had reached a robust growth rate of 5.0% in the first quarter, fell to 1.3% in the second quarter. In addition, within consumer staples, one of the Portfolio's largest holdings experienced a significant price decline following an earnings disappointment.

Helping to offset some of these losses, the Portfolio's underweighted position in financial services helped performance during the period. We underweighted the sector based on our opinion that the favorable environment of declining interest rates had drawn to a close. Declining rates had led to wider margins on loans--a trend that benefited the sector throughout the past year. When interest rates begin to rise again, this favorable trend will be muted and margins will compress.

Over the past year, the utilities sector has been plagued with highly publicized accounting scandals at some of the sector's leading firms. The sector -- once considered a safe haven -- has suffered as companies that entered into energy trading became embroiled in accounting scandals and charges of manipulating markets. Within utilities, the Portfolio's underweighted position helped performance for the quarter.

In the months ahead, we believe the markets will continue to grapple with the possibility of a war with Iraq. In the equity markets, we expect sluggishness in corporate profitability to be partially offset by attractive valuations versus fixed income securities. Equity valuations have now fallen to levels where the market should find support, in our opinion.

For the Portfolio, we plan to monitor the technology sector carefully as valuations are at five-year lows. We also believe there will be opportunities in the consumer discretionary sector as the mortgage refinancing boom continues to replenish consumers' wallets.

THE INSIDERS SELECT FUND

Insider selling, which reached a peak of $3.2 billion in May, declined precipitously to $37 million by the end of the period. In addition, the number of announcements of new corporate share repurchase programs increased. Though market conditions were difficult, the cash flow dynamics of many companies were apparently strong enough to enable corporations to repurchase stock.

The Portfolio's modest underperformance for the period was partly due to our stock selection within the financial services sector. Our investments in regional banking stocks suffered as news of investigations into the investment banking and research practices of several Wall Street firms drove prices down across the sector. In addition, loan quality issues broadened outside technology and telecommunications, encompassing several other sectors. We maintained an underweighted position in the sector due to strong insider selling trends we observed early in the second quarter -- a decision that helped performance.

Within technology, our investment in a systems and technology services company also detracted from performance after the company announced a reduction in earnings. Additionally, our investment in a semiconductor company suffered along with other cyclical stocks on news of a slowing U.S. economy. The slowing economy also caused stocks in the consumer discretionary sector -- a sector in which the Portfolio was overweighted -- to underperform. Our positioning was based on our expectation that economic conditions and, hence, capital spending would improve during the period, given that it has been 18 months since the Fed first began to aggressively cut interest rates. Specifically, our investments in retailers, media, cable and fast food hurt performance.

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By contrast, our decision to underweight utilities helped offset losses in other areas, as did stock selection within the energy and healthcare sectors. Specifically, our investments in a hospital network and a regional integrated oil company outperformed. Finally, our decision to sell certain stocks based on strong insider selling activity helped performance. We are currently in the process of identifying investment opportunities that will enable us to redeploy the capital generated by these sales.

In the months ahead, we believe the economy will enter a transitional phase. Corporate capital budgets have been cut to below maintenance levels, in our opinion. Companies will need to replenish inventories in order to meet even today's modest levels of demand. Given low levels of inventories, combined with well-below-average capacity utilization rates, we believe corporate profits are poised to rebound once economic growth returns to more normal levels.

INTRINSIC VALUE PORTFOLIO

The semi-annual period was a trying one for large cap stocks and the markets in general. Evidence of a slowing U.S. economy, a continuous stream of earnings disappointments and rising geopolitical risk led to record equity market volatility. The threat of a double-dip recession became too overpowering for investors and the equity markets. The result was a six month period at a multi-year low for the S&P 500. Few sectors were spared this corrective phase, thus leading to a significant valuation compression and undervaluation for the equity markets.

The Portfolio's underperformance was due in part to its overweighted position in the consumer discretionary sector. Our positioning was based on our expectation that economic conditions and, hence, capital spending would improve during the period, given that it has been 18 months since the Federal Reserve Board first began to aggressively cut interest rates. Consumer discretionary stocks were driven down, however, on signs of a slowing economy. GDP, which had reached a robust level of 5.0% in the first quarter, fell to 1.3% in the second quarter.

Our overweighting in regional and money center banking stocks also detracted from performance. Investigations into the investment banking and research practices of several Wall Street firms drove prices down across the financial sector. In addition, loan quality issues broadened outside technology and telecommunications during the period, encompassing several other sectors. Within consumer staples, one holding in particular hurt performance: our investment in a national grocery store chain suffered from a cost restructuring program as well as from increasing competition from mega stores. Finally, stock selection within producer durables also hurt performance.

The Portfolio's significantly underweighted position in utilities helped to offset some of these losses, however. In addition to being underweighted in a sector that underperformed the benchmark, our decision to avoid wireless telecommunications and electric utilities with energy trading operations helped performance. Stock selection within energy contributed to performance as one of the Portfolio's holdings, an independent integrated oil company, significantly outperformed the sector. We originally bought this holding during the energy stock correction of late spring based on the company's low price-to-cash-flow dynamic, its above average dividend yield, and our view that it was trading at a discount to its intrinsic value.

In the months ahead, we believe the economy will enter a transitional phase. Corporate capital budgets have been cut to below maintenance levels, in our opinion. Companies will need to replenish inventories in order to meet even today's modest levels of demand. Given low levels of inventories, combined with well-below-average capacity utilization rates, corporate profits are poised to rebound once economic growth returns to more normal levels.

SMALL CAP VALUE PORTFOLIO*

During the semi-annual period, the equity markets were beset by a growing number of corporate governance scandals, evidence of a slowing economy and record-setting volatility, among other challenges. In an extremely difficult investment environment, we underperformed the benchmark.

After a strong year-and-a-half in which small cap stocks outperformed large caps, the small cap sector experienced a reversal of course, underperforming large caps from mid-May through September 30, 2002. As is typical during times of heightened volatility, small cap stocks were perceived as riskier investments, and were therefore sold off to a greater degree than large caps.

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Stock selection across a range of sectors contributed positively to performance during the period. Within the healthcare sector in particular, two of our major holdings reported stronger-than-expected earnings growth, helping performance in the last three months of this period. The Portfolio's underweighted position in the health care sector as a whole also contributed to performance as the sector suffered from accounting issues and a string of negative earnings revisions by pharmaceutical companies.

These benefits were somewhat offset by underperformance in other sectors, however. Stock selection within the consumer discretionary sector, which was hard hit on news of a slowing U.S. economy, detracted from performance. In the last three months of this period, two of our holdings in this sector -- a printing company and a retailer -- experienced price declines on negative earnings preannouncements. Signs of the weakening economy also led to volatility in the energy sector, hurting some of the Portfolio's investments. Energy stocks were additionally driven down by accounting scandals early in the period.

When evaluating the Portfolio's performance for the period, it is important to keep in mind that the benchmark Russell 2000 Index was rebalanced on June 30 to recategorize companies by market capitalization and investment style. As a result, large and mid cap stocks that had witnessed precipitous share price declines were recategorized as small cap stocks. After the rebalance, the Index now includes a greater percentage of technology and telecommunications names. In addition, small cap value stocks that had experienced positive growth were recategorized as mid caps. The resulting shift in the benchmark's sector allocations opened up opportunities for the Portfolio to invest in previously unavailable stocks that we believe are trading at significant discounts to their intrinsic values.

In the months ahead, we plan to continue our strategy of adding value through stock selection and maintaining sector weights that are in line with the benchmark. Given that stock prices have fallen so far, we expect to find investment opportunities among small cap companies that are now undervalued.

ALPHA GROWTH PORTFOLIO

On August 1, the Portfolio was restructured to pursue a strategy focused on identifying stocks with positive price and earnings momentum, high projected earnings over the next three to five years, and reasonable valuations. The Portfolio's name was changed to reflect this new strategy. The Portfolio's investment objective of capital appreciation remains the same.

The Portfolio's outperformance for the semi-annual period was positively influenced by the quality of stocks identified by our new, systematic screening process. The process begins with a universe of 1,700 stocks representing 97% of equity trading volume in the U.S. Our first screen excludes all but the top 300 stocks in the universe as measured by market capitalization. From that group, we eliminate stocks that have not generated earnings. We then focus on relative strength, screening for the 100 stocks that have performed the best on a total return basis over the previous year.

From this group of 100, we select investments for the Portfolio in three categories: We choose the 25 stocks with the best six-month relative price appreciation; the 25 stocks that have the best three to five year earnings per share forecast gains on a percentage basis; and ten stocks with high earnings gains over the previous five years, high forecasted earnings gains over the next five years, and a high degree of price predictability. We then eliminate duplicates and make an equal investment in each stock. The Portfolio will be rebalanced according to this screening process in January of each year.

During the latter half of the period, security selection driven by our screening process led to the Portfolio's overweighted positions in consumer services, business services, consumer goods and industrial materials -- all of which contributed positively to performance. These sectors benefited as investors, who had once focused on a narrow range of technology and telecommunications stocks, began to discover value in these and other previously neglected sectors, and shifted assets accordingly.

In spite of this year's volatility, history remains on the side of equity markets: since the founding of the New York Stock Exchange in the late 1700's, yearly equity returns have been positive 71% of the time. While past performance is not a guarantee of future results, we believe this is an excellent time to maintain and add to large cap equities as part of a well diversified portfolio.

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INTERNATIONAL EQUITY PORTFOLIO**

During the semi-annual period, the growing prospect of war in the Middle East, a number of large-scale U.S. and foreign corporate accounting scandals and downward pressure on corporate earnings raised concerns about whether the global economic recovery would lapse into a double-dip recession. These factors weighed heavily on international equity markets, all of which posted negative returns. We are pleased to have outperformed the benchmark in this difficult investment environment.

The Portfolio's outperformance was largely due to our overweighted position in the Asia ex-Japan region, which benefited from strong growth dynamics and attractive valuations. Our decision to overweight Asia ex-Japan was based on our belief that it is uniquely positioned for above average growth. Following the Asian financial crisis of 1997-'98, macroeconomic restructuring and rigorous corporate reforms laid a foundation for accountability and profitability. The region has since come through the problems caused by overinvestment -- problems that other parts of the world, including the U.S., are now experiencing.

In addition, our decision to significantly underweight Europe contributed to performance as the region underperformed the benchmark. Europe's lackluster performance was driven by restrictive monetary and fiscal policies, as well as by demographic constraints. In spite of the global economic slow-down, the European Central Bank maintained a tight monetary policy, giving priority instead to keeping inflation in check. In our opinion, its decision to keep interest rates relatively high hurt the region from a cyclical view. In addition, tax rates in Europe are higher than in other countries, and would be difficult to lower due to the constraints imposed by the stability pact among E.U. countries. Finally, tighter immigration policies and lower birth rates have brought Europe's population growth close to 0%. Population growth can be an important driver of overall economic growth.

By contrast, the Portfolio's underweighted position in Japan detracted from performance. During the period, the benchmark was down 21%, compared to -26% for Europe, -14% for the Pacific Basin ex-Japan, and -7% for Japan. We believe Japan's strong relative performance was largely the result of its having been in a decade-long bear market. Japan outperformed the benchmark as investors bought equities that had been sold down to low valuations.

In the months ahead, we plan to continue to overweight Asia ex-Japan, based on the region's above average growth prospects, better demographics, stronger savings rates and more attractive valuations. We will also continue to overweight consumer staples and materials -- two sectors that helped performance during the period. As an economically defensive sector, consumer staples stands to benefit from an environment of slower growth. We believe the materials sector will continue to achieve solid earnings growth as the consolidation taking place in some of the resource industries continues to unfold.

In conclusion, we value the confidence you have placed in us and would be pleased to address any questions or concerns you may have. Please feel free to call us at 1-800-766-4111.

Sincerely,

Doni L. Fordyce

Doni L. Fordyce
President
The Bear Stearns Funds

-----------
* Small-cap funds typically carry additional risks, since smaller companies generally have a higher risk of failure than well-established larger companies. Historically, stocks of smaller companies have experienced a greater degree of market volatility than stocks on average.
** International investing involves risks such as currency exchange-rate volatility, possible political, social, or economic instability and differences in taxation and other financial standards.

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                 T H E   B E A R   S T E A R N S   F U N D S

                               S&P STARS Portfolio

                               SEPTEMBER 30, 2002
                                   (UNAUDITED)

-------------------------------------------------------------------------------------------
                           TOP TEN INDUSTRY WEIGHTINGS
-------------------------------------------------------------------------------------------

                                                                             PERCENT OF
 RANK    INDUSTRY                                                            NET ASSETS
 ----   ----------------------------------------------------------           ----------
 1.  Medical - Drugs .............................................             5.60
 2.  Oil & Gas Drilling ..........................................             5.23
 3.  Electronic Components - Miscellaneous .......................             4.41
 4.  Diversified Financial Services ..............................             4.30
 5.  Oil Companies - Exploration & Production ....................             4.12
 6.  Retail - Discount ...........................................             3.74
 7.  Retail - Bookstore ..........................................             3.58
 8.  Investment Management/Advisor Services ......................             3.40
 9.  Publishing - Books ..........................................             3.37
10.  Medical Instruments .........................................             3.30

-----------------------------------------------------------------------------------------
                                TOP TEN HOLDINGS*
-----------------------------------------------------------------------------------------

                                                                             PERCENT OF
 RANK    INDUSTRY                                                            NET ASSETS
 ----   ---------------------------------------------------------            ----------
    .............................................................
     1.  Citigroup Inc. .........................................              4.30
     2.  Pfizer Inc. ............................................              4.12
     3.  Barnes & Noble, Inc. ...................................              3.58
     4.  Eaton Vance Corp. ......................................              3.40
     5.  Scholastic Corp. .......................................              3.37
     6.  Comcast Corp., Special Class A .........................              2.98
     7.  Tenet Healthcare Corp. .................................              2.97
     8.  Lehman Brothers Holdings Inc. ..........................              2.69
     9.  Costco Wholesale Corp. .................................              2.65
    10.  QUALCOMM Inc. ..........................................              2.65

------
* Holdings will change over time. Top ten holdings are provided for informational purposes only and should not be deemed as a recommendation to purchase or sell the securities mentioned. Bear, Stearns & Co. Inc. or its affiliates may hold positions in or may seek to perform investment banking services for the companies listed.

                 T H E   B E A R   S T E A R N S   F U N D S

                       S&P STARS Opportunities Portfolio
                               SEPTEMBER 30, 2002
                                   (UNAUDITED)

------------------------------------------------------------------------------------------
                           TOP TEN INDUSTRY WEIGHTINGS
------------------------------------------------------------------------------------------

                                                                            PERCENT OF
 RANK    INDUSTRY                                                           NET ASSETS
 ----   ---------------------------------------------------------           ----------
 1.  Consulting Services .........................................             4.51
 2.  Commercial Banks ............................................             4.24
 3.  Retail - Restaurants ........................................             3.97
 4.  Retail - Bookstore ..........................................             3.55
 5.  Medical Laboratories ........................................             3.36
 6.  Oil & Gas Drilling ..........................................             3.27
 7.  Commercial Services - Finance ...............................             2.86
 8.  Financial Guarantee Insurance ...............................             2.84
 9.  Electronic Components - Miscellaneous .......................             2.64
10.  Retail - Computer Equipment .................................             2.60

----------------------------------------------------------------------------------------
                                TOP TEN HOLDINGS*
-- -------------------------------------------------------------------------------------

                                                                            PERCENT OF
 RANK    INDUSTRY                                                           NET ASSETS
 ----   ---------------------------------------------------------           ----------
 1.  Barnes & Noble, Inc. .......................................              3.55
 2.  FTI Consulting, Inc. .......................................              3.01
 3.  Ambac Financial Group, Inc. ................................              2.84
 4.  Electronics Boutique Holdings Corp. ........................              2.60
 5.  Constellation Brands, Inc. .................................              2.20
 6.  SPX Corp. ..................................................              2.18
 7.  Laboratory Corp. of America Holdings .......................              2.18
 8.  Flextronics International Ltd. .............................              2.14
 9.  Tenet Healthcare Corp. .....................................              2.05
10.  Scholastic Corp. ...........................................              1.99

------
* Holdings will change over time. Top ten holdings are provided for informational purposes only and should not be deemed as a recommendation to purchase or sell the securities mentioned. Bear, Stearns & Co. Inc. or its affiliates may hold positions in or may seek to perform investment banking services for the companies listed.

                 T H E   B E A R   S T E A R N S   F U N D S

                            The Insiders Select Fund

                               SEPTEMBER 30, 2002
                                   (UNAUDITED)

-----------------------------------------------------------------------------------------------
                           TOP TEN INDUSTRY WEIGHTINGS
-----------------------------------------------------------------------------------------------

                                                                            PERCENT OF
 RANK    INDUSTRY                                                            NET ASSETS
 ----   ----------------------------------------------------------          ----------
 1.  Oil Companies - Exploration & Production ....................             8.17
 2.  Super-regional Banks - U.S. .................................             7.88
 3.  Life/Health Insurance .......................................             7.15
 4.  Diversified Manufacturing Operations ........................             6.08
 5.  Financial Guarantee Insurance ...............................             4.93
 6.  Medical - Hospitals .........................................             3.53
 7.  Electric - Integrated .......................................             3.41
 8.  Telephone - Integrated ......................................             3.21
 9.  Advertising Agencies ........................................             3.21
10.  Savings & Loan/Thrifts ......................................             3.13

----------------------------------------------------------------------------------------------
                                TOP TEN HOLDINGS*
----------------------------------------------------------------------------------------------

                                                                             PERCENT OF
 RANK    INDUSTRY                                                            NET ASSETS
 ----   ----------------------------------------------------------           ----------
 1.  Apache Corp. ................................................             5.35
 2.  AFLAC, Inc. .................................................             3.63
 3.  HCA Inc. ....................................................             3.53
 4.  Lincoln National Corp. ......................................             3.52
 5.  FPL Group, Inc. .............................................             3.41
 6.  Interpublic Group of Cos., Inc. (The) .......................             3.21
 7.  Pentair, Inc. ...............................................             3.19
 8.  Washington Mutual, Inc. .....................................             3.13
 9.  PNC Financial Services Group, Inc. ..........................             3.13
10.  Liberty Media Corp. .........................................             3.06

-------
* Holdings will change over time. Top ten holdings are provided for informational purposes only and should not be deemed as a recommendation to purchase or sell the securities mentioned. Bear, Stearns & Co. Inc. or its affiliates may hold positions in or may seek to perform investment banking services for the companies listed.

                 T H E   B E A R   S T E A R N S   F U N D S

                            Intrinsic Value Portfolio

                               SEPTEMBER 30, 2002
                                   (UNAUDITED)

--------------------------------------------------------------------------- ----------------
                           TOP TEN INDUSTRY WEIGHTINGS
--------------------------------------------------------------------------------------------

                                                                             PERCENT OF
 RANK    INDUSTRY                                                             NET ASSETS
 ----   ---------------------------------------------------------            ----------
 1.  Super-regional Banks - U.S. ................................              9.96
 2.  Telephone - Integrated .....................................              8.09
 3.  Oil Companies - Integrated .................................              7.71
 4.  Medical - Drugs ............................................              5.33
 5.  Diversified Manufacturing Operations .......................              4.00
 6.  Diversified Financial Services .............................              3.73
 7.  Broadcasting Services/Programming ..........................              3.63
 8.  Retail - Restaurants .......................................              3.19
 9.  Multi-line Insurance .......................................              3.00
10.  Food - Retail ..............................................              2.90

----------------------------------------------------------------------------------------------
                                TOP TEN HOLDINGS*
----------------------------------------------------------------------------------------------

                                                                             PERCENT OF
 RANK    INDUSTRY                                                            NET ASSETS
 ----   ----------------------------------------------------------           ----------
 1.  Citigroup Inc. ..............................................             3.73
 2.  Liberty Media Corp. .........................................             3.63
 3.  McDonald's Corp. ............................................             3.19
 4.  Safeway Inc. ................................................             2.90
 5.  Bank of America Corp. .......................................             2.89
 6.  May Department Stores Co. (The) .............................             2.79
 7.  Abbott Laboratories .........................................             2.72
 8.  Exxon Mobil Corp. ...........................................             2.71
 9.  Eastman Kodak Co. ...........................................             2.69
10.  Interpublic Group of Cos., Inc. (The) .......................             2.64

-------
* Holdings will change over time. Top ten holdings are provided for informational purposes only and should not be deemed as a recommendation to purchase or sell the securities mentioned. Bear, Stearns & Co. Inc. or its affiliates may hold positions in or may seek to perform investment banking services for the companies listed.

                 T H E   B E A R   S T E A R N S   F U N D S

                            Small Cap Value Portfolio

                               SEPTEMBER 30, 2002
                                   (UNAUDITED)

-----------------------------------------------------------------------------------------
                           TOP TEN INDUSTRY WEIGHTINGS
-----------------------------------------------------------------------------------------

                                                                             PERCENT OF
 RANK    INDUSTRY                                                            NET ASSETS
 ----   ----------------------------------------------------------           ----------
 1.  Commercial Banks ............................................             8.49
 2.  Retail - Apparel/Shoe .......................................             6.02
 3.  Transport - Truck ...........................................             4.26
 4.  Finance - Investment Banking/Brokerage ......................             3.94
 5.  Electric - Integrated .......................................             3.83
 6.  Savings & Loan/Thrifts ......................................             3.70
 7.  Retail - Restaurants ........................................             3.41
 8.  Food - Miscellaneous/Diversified ............................             3.32
 9.  REITS - Office Property .....................................             3.15
10.  Metal Processors & Fabrication ..............................             3.04

--------------------------------------------------------------------------------------------
                                TOP TEN HOLDINGS*
--------------------------------------------------------------------------------------------

                                                                             PERCENT OF
 RANK    INDUSTRY                                                            NET ASSETS
 ----   ---------------------------------------------------------             ----------
     1.  Yellow Corp. ...........................................              4.26
     2.  Hibernia Foods plc .....................................              3.32
     3.  Glenborough Realty Trust Inc. ..........................              3.15
     4.  Mueller Industries, Inc. ...............................              3.04
     5.  Electronics for Imaging, Inc. ..........................              2.98
     6.  Olin Corp. .............................................              2.95
     7.  BorgWarner, Inc. .......................................              2.78
     8.  Jack in the Box Inc. ...................................              2.78
     9.  First BanCorp ..........................................              2.71
    10.  Key Energy Services, Inc. ..............................              2.70

-------
* Holdings will change over time. Top ten holdings are provided for informational purposes only and should not be deemed as a recommendation to purchase or sell the securities mentioned. Bear, Stearns & Co. Inc. or its affiliates may hold positions in or may seek to perform investment banking services for the companies listed.

                 T H E   B E A R   S T E A R N S   F U N D S

                             Alpha Growth Portfolio

                               SEPTEMBER 30, 2002
                                   (UNAUDITED)

---------------------------------------------------------------------------------------------
                           TOP TEN INDUSTRY WEIGHTINGS
---------------------------------------------------------------------------------------------

                                                                              PERCENT OF
 RANK    INDUSTRY                                                             NET ASSETS
 ----   ---------------------------------------------------------             ----------
 1.  Casino Hotels ..............................................              4.45
 2.  Medical - HMO ..............................................              4.27
 3.  Cosmetics & Toiletries .....................................              4.24
 4.  Aerospace/Defense ..........................................              4.18
 5.  Multimedia .................................................              4.06
 6.  Diversified Manufacturing Operations .......................              4.00
 7.  Commercial Banks - Eastern U.S. ............................              3.99
 8.  Beverages - Non-alcoholic ..................................              3.97
 9.  Commercial Services - Finance ..............................              3.66
10.  Radio ......................................................              2.43

-----------------------------------------------------------------------------------------------
                                TOP TEN HOLDINGS*
-----------------------------------------------------------------------------------------------

                                                                             PERCENT OF
 RANK    INDUSTRY                                                            NET ASSETS
 ----   ---------------------------------------------------------            ----------
 1.  Westwood One, Inc. .........................................              2.43
 2.  Apollo Group, Inc. .........................................              2.36
 3.  Boston Scientific Corp. ....................................              2.34
 4.  Cardinal Health, Inc. ......................................              2.33
 5.  Bed, Bath & Beyond Inc. ....................................              2.33
 6.  Intuit Inc. ................................................              2.32
 7.  AutoZone, Inc. .............................................              2.32
 8.  Deere & Co. ................................................              2.30
 9.  MGM Mirage .................................................              2.29
10.  Starbucks Corp. ............................................              2.29

-------
* Holdings will change over time. Top ten holdings are provided for informational purposes only and should not be deemed as a recommendation to purchase or sell the securities mentioned. Bear, Stearns & Co. Inc. or its affiliates may hold positions in or may seek to perform investment banking services for the companies listed. All holdings were equally weighted on August 1, 2002. Differences in percentage holdings of each security after August 1, 2002 are due to market movement.

                 T H E   B E A R   S T E A R N S   F U N D S

                         International Equity Portfolio

                               SEPTEMBER 30, 2002
                                   (UNAUDITED)

---------------------------------------------------------------------------------------------
                           TOP TEN INDUSTRY WEIGHTINGS
---------------------------------------------------------------------------------------------

                                                                             PERCENT OF
 RANK    INDUSTRY                                                            NET ASSETS
 ----   ---------------------------------------------------------            ----------
 1.  Commercial Banks - Non-U.S .................................             10.96
 2.  Money Center Banks .........................................             10.35
 3.  Oil Companies - Integrated .................................              6.34
 4.  Auto - Cars/Light Trucks ...................................              6.01
 5.  Food - Miscellaneous/Diversified ...........................              5.97
 6.  Cosmetics & Toiletries .....................................              4.45
 7.  Electronic Components - Semiconductors .....................              4.36
 8.  Medical - Drugs ............................................              4.35
 9.  Soap & Cleaning Preparations ...............................              3.66
10.  Retail - Miscellaneous/Diversified .........................              3.36

---------------------------------------------------------------------------------------------
                                TOP TEN HOLDINGS*
---------------------------------------------------------------------------------------------

                                                                              PERCENT OF
 RANK    INDUSTRY                                                             NET ASSETS
 ----   --------------------------------------------------------              ----------
 1.  Samsung Electronics Co., Ltd. .............................               3.79
 2.  Ito-Yokado Co., Ltd. ......................................               3.36
 3.  Kookmin Bank ..............................................               2.90
 4.  Total Fina Elf SA .........................................               2.79
 5.  Reckitt Benckiser plc .....................................               2.75
 6.  Honda Motor Co., Ltd. .....................................               2.68
 7.  Bank of Ireland ...........................................               2.66
 8.  Commonwealth Bank of Australia ............................               2.61
 9.  Novartis AG ...............................................               2.60
10.  Nestle SA .................................................               2.49

-------
* Holdings will change over time. Top ten holdings are provided for informational purposes only and should not be deemed as a recommendation to purchase or sell the securities mentioned. Bear, Stearns & Co. Inc. or its affiliates may hold positions in or may seek to perform investment banking services for the companies listed.

                 T H E   B E A R   S T E A R N S   F U N D S

                               S&P STARS Portfolio
                            PORTFOLIO OF INVESTMENTS
                               SEPTEMBER 30, 2002
                                  (UNAUDITED)

------------------------------------------------------------------------
  SHARES                                                        VALUE
------------------------------------------------------------------------
            COMMON STOCKS -- 101.11%

            APPLICATIONS SOFTWARE - 0.53%
  265,000   BARRA, Inc.++* ..............................    $ 7,239,800
                                                             -----------

            BEVERAGES - NON-ALCOHOLIC - 2.06%
  760,000   PepsiCo, Inc. ...............................     28,082,000
                                                             -----------

            BEVERAGES - WINE/SPIRITS - 2.62%
1,550,000   Constellation Brands, Inc., Class A* ........     35,805,000
                                                             -----------

            BROADCASTING SERVICE/PROGRAM - 0.59%
  230,000   Clear Channel Communications, Inc.++* .......      7,992,500
                                                             -----------

            BUILDING - RESIDENTIAL/COMMERCIAL - 1.47%
  360,000   Lennar Corp. ................................     20,080,800
                                                             -----------

            CABLE TV - 2.98%
1,950,000   Comcast Corp., Special Class A++* ...........     40,677,000
                                                             -----------

            CELLULAR TELECOMMUNICATIONS - 0.72%
5,020,000   Sprint Corp. (PCS Group)+++* ................      9,839,200
                                                             -----------

            COMMERCIAL BANKS - 1.05%
  570,000   National Commerce Financial Corp. ...........     14,278,500
                                                             -----------

            COMMERCIAL SERVICES - FINANCE - 1.67%
  470,000   Moody's Corp. ...............................     22,795,000
                                                             -----------

            CONSULTING SERVICES - 1.78%
1,000,000   Gartner, Inc., Class A++* ...................      8,100,000
  810,000   Watson Wyatt & Co. Holdings* ................     16,200,000
                                                             -----------
                                                              24,300,000
                                                             -----------

            CONTAINERS - PAPER/PLASTIC - 2.45%
2,660,000   Smurfit-Stone Container Corp.* ..............     33,409,600
                                                             -----------

            DATA PROCESSING/MANAGEMENT - 1.41%
  690,000   First Data Corp. ............................     19,285,500
                                                             -----------

            DIVERSIFIED FINANCIAL SERVICES - 4.30%
1,980,000   Citigroup Inc. ..............................     58,707,000
                                                             -----------

            DIVERSIFIED OPERATIONS - 1.34%
1,300,000   Tyco International Ltd.++ ...................     18,330,000
                                                             -----------

            E-MARKETING/INFORMATION - 3.17%
6,780,000   DoubleClick Inc.++* .........................     34,849,200
2,360,000   E.piphany, Inc.++* ..........................      8,496,000
                                                             -----------
                                                              43,345,200
                                                             -----------

------------------------------------------------------------------------
  SHARES                                                        VALUE
------------------------------------------------------------------------
            ELECTRONIC COMPONENTS - MISCELLANEOUS - 4.41%
4,600,000   Flextronics International Ltd.+* ............    $32,071,200
3,200,000   Vishay Intertechnology, Inc.+* ..............     28,160,000
                                                             -----------
                                                              60,231,200
                                                             -----------
            ELECTRONIC COMPONENTS - SEMICONDUCTORS - 0.40%
  870,000   LSI Logic Corp.++* ..........................      5,524,500
                                                             -----------

            ELECTRONIC DESIGN AUTOMATION - 1.34%
1,800,000   Cadence Design Systems, Inc.* ...............     18,306,000
                                                             -----------

            ENERGY - 0.42%
2,600,000   Mirant Corp.++* .............................      5,746,000
                                                             -----------

            ENTERPRISE SOFTWARE/SERVICES - 0.23%
1,060,000   Packeteer, Inc.++* ..........................     3,180,000
                                                             -----------

            FINANCE - INVESTMENT BANKING/BROKERAGE - 2.69%
  750,000   Lehman Brothers Holdings Inc. ...............     36,787,500
                                                             -----------

            FINANCIAL GUARANTEE INSURANCE - 2.13%
  540,000   Ambac Financial Group, Inc. .................     29,100,600
                                                             -----------

            INTERNET CONTENT - 0.99%
8,090,000   CNET Networks, Inc.++*(b) ...................      8,899,000
3,870,000   SportsLine.com, Inc.++*(b) ..................      4,644,000
                                                             -----------
                                                              13,543,000
                                                             -----------

            INVESTMENT MANAGEMENT/ADVISOR SERVICES - 3.40%
1,680,000   Eaton Vance Corp.+ ..........................     46,435,200
                                                             -----------

            MEDICAL - DRUGS - 5.60%
1,940,000   Pfizer Inc.+ ................................     56,298,800
  640,000   Wyeth+ ......................................     20,352,000
                                                             -----------
                                                              76,650,800
                                                             -----------

            MEDICAL - HMO - 1.77%
  330,000   WellPoint Health Networks Inc.* .............     24,189,000
                                                             -----------

            MEDICAL - HOSPITALS - 2.97%
  820,000   Tenet Healthcare Corp.* .....................     40,590,000
                                                             -----------

            MEDICAL INSTRUMENTS - 3.30%
  600,000   Guidant Corp.* ..............................     19,386,000
3,210,000   Intuitive Surgical, Inc.+*(b) ...............     25,647,900
                                                             -----------
                                                              45,033,900
                                                             -----------

            MEDICAL LABORATORIES - 1.90%
  770,000   Laboratory Corp. of America
              Holdings++* ...............................     26,010,600
                                                             -----------

The accompanying notes are an integral part of the financial statements.

                 T H E   B E A R   S T E A R N S   F U N D S

                               S&P STARS Portfolio
                            PORTFOLIO OF INVESTMENTS
                               SEPTEMBER 30, 2002
                                  (UNAUDITED)

------------------------------------------------------------------------
  SHARES                                                        VALUE
------------------------------------------------------------------------
            COMMON STOCKS (CONTINUED)

            MEDICAL - WHOLESALE DRUG DISTRIBUTORS - 2.09%
  460,000   Cardinal Health, Inc. .......................    $28,612,000
                                                             -----------

            MULTI-LINE INSURANCE - 2.35%
1,410,000   MetLife, Inc. ...............................     32,091,600
                                                             -----------

            NETWORKING PRODUCTS - 0.79%
2,560,000   Extreme Networks, Inc.++* ...................     10,777,600
                                                             -----------

            OIL & GAS DRILLING - 5.23%
1,590,000   GlobalSantaFe Corp. .........................     35,536,500
1,160,000   Noble Corp.+* ...............................     35,960,000
                                                             -----------
                                                              71,496,500
                                                             -----------

            OIL COMPANIES - EXPLORATION & PRODUCTION - 4.12%
  510,000   Apache Corp. ................................     30,319,500
1,300,000   Ocean Energy Inc. ...........................     25,935,000
                                                             -----------
                                                              56,254,500
                                                             -----------

            PUBLISHING - BOOKS - 3.37%
1,030,000   Scholastic Corp. +*(a) ......................     46,020,400
                                                             -----------

            REITS - OUTLET CENTERS - 1.56%
  630,000   Chelsea Property Group, Inc. ................     21,262,500
                                                             -----------

            RETAIL - BOOKSTORE - 3.58%
2,310,000   Barnes & Noble, Inc.+* ......................     48,879,600
                                                             -----------

            RETAIL - DISCOUNT - 3.74%
1,120,000   Costco Wholesale Corp.* .....................     36,254,400
  300,000   Wal-Mart Stores, Inc. .......................     14,772,000
                                                             -----------
                                                              51,026,400
                                                             -----------

            RETAIL - HAIR SALONS - 1.45%
  700,000   Regis Corp.+ ................................     19,803,000
                                                             -----------

            RETAIL - RESTAURANTS - 2.92%
  760,000   Applebee's International, Inc. ..............     16,659,200
  700,000   Wendy's International, Inc. .................     23,177,000
                                                             -----------
                                                              39,836,200
                                                             -----------

            STEEL - PRODUCERS - 0.61%
  220,000   Nucor Corp. .................................      8,338,000
                                                             -----------

------------------------------------------------------------------------
  SHARES                                                        VALUE
------------------------------------------------------------------------
            SUPER-REGIONAL BANKS - U.S. - 1.63%
  350,000   Bank of America Corp. .......................    $22,330,000
                                                             -----------

            TELECOMMUNICATION EQUIPMENT - 2.65%
1,310,000   QUALCOMM Inc.+* .............................     36,182,200
                                                             -----------

            TEXTILE - HOME FURNISHINGS - 1.74%
  480,000   Mohawk Industries, Inc.* ....................     23,832,000
                                                             -----------

            TRANSPORTATION - SERVICES - 1.14%
  310,000   FedEx Corp. .................................     15,521,700
                                                             -----------

            WEB PORTALS/ISP - 2.45%
1,420,000   Overture Services, Inc.++* ..................     33,469,400
                                                             -----------

            Total Common Stocks
              (cost - $1,917,789,985) ...................  1,381,229,000
                                                           -------------

            SHORT-TERM INVESTMENT -- 0.00%
            INVESTMENT COMPANY - 0.00%
       94   Federated Investors, Trust for Short-Term
              U.S. Government Securities,
              1.45%++** (cost - $94) ....................             94
                                                             -----------

            Total Investments-- 101.11%
              (cost - $1,917,790,079) ...................  1,381,229,094
            Liabilities in excess of other
              assets -- (1.11)% .........................    (15,158,489)
                                                          --------------
            Net Assets -- 100.00% ....................... $1,366,070,605
                                                          ==============

The accompanying notes are an integral part of the financial statements.

                 T H E   B E A R   S T E A R N S   F U N D S

                               S&P STARS Portfolio
                            PORTFOLIO OF INVESTMENTS
                               SEPTEMBER 30, 2002
                                  (UNAUDITED)

------------------------------------------------------------------------
  SHARES                                                        VALUE
------------------------------------------------------------------------
            SHORT SALES OF COMMON STOCK -- (0.66)%
            INDUSTRIAL AUTOMATION/ROBOTICS - (0.25)%
  240,000   Cognex Corp.++++* ...........................     $3,338,400
                                                             -----------

            PIPELINES - (0.27)%
  450,000   El Paso Corp.++++ ...........................      3,721,500
                                                             -----------

            SEMICONDUCTOR EQUIPMENT - (0.14)%
  200,000   Teradyne, Inc.++++* .........................      1,920,000
                                                             -----------
            Total Short Sales of Common Stock
              (proceeds received - $9,392,104) ..........     $8,979,900
                                                             ===========

Unless otherwise indicated, all common stocks held long are ranked as five stars.
+     Currently ranked as four stars.
++    Currently ranked as three stars.
+++   Currently ranked as two stars.
++++  Currently ranked as one star.
++    Not ranked by stars.
*     Non-income producing security.
** Money market fund; interest rate reflects SEC seven-day yield at September 30, 2002.
(a) A portion of this security is used as collateral for securities sold short.
(b) Affiliated company; see additional disclosure in the financial statements and notes thereto.

S&P STARS RANKING
Five stars -- Buy -- Expect to be among best performers over next
              12 months and to rise in price.
Four stars -- Accumulate -- Expect to be an above average
              performer.
Three stars -- Hold -- Expect to be an average performer.
Two stars -- Avoid -- Expect to be a below average performer.
One star -- Sell -- Expect to be a well below average performer and to fall in price.

The accompanying notes are an integral part of the financial statements.

                 T H E   B E A R   S T E A R N S   F U N D S

                        S&P STARS Opportunities Portfolio
                            PORTFOLIO OF INVESTMENTS
                               SEPTEMBER 30, 2002
                                   (UNAUDITED)

------------------------------------------------------------------------
  SHARES                                                        VALUE
------------------------------------------------------------------------
            COMMON STOCKS -- 98.60%
            APPAREL MANUFACTURERS - 1.28%
   30,000   Quiksilver, Inc.* ...........................     $  677,700
                                                             -----------

            APPLICATIONS SOFTWARE - 1.50%
   17,000   BARRA, Inc.++* ..............................        464,440
   27,000   SERENA Software, Inc.++* ....................        324,000
    1,000   Siebel Systems, Inc.++* .....................          5,750
                                                             -----------
                                                                 794,190
                                                             -----------

            ATHLETIC EQUIPMENT - 0.63%
   17,000   Nautilus Group, Inc. (The)* .................        331,500
                                                             -----------

            BEVERAGES - WINE/SPIRITS - 2.20%
   50,200   Constellation Brands, Inc., Class A* ........      1,159,620
                                                             -----------

            BUILDING & CONSTRUCTION PRODUCTS - 0.72%
    6,000   American Standard Cos., Inc.* ...............        381,720
                                                             -----------

            BUILDING - RESIDENTIAL/COMMERCIAL - 2.16%
   13,000   KB HOME .....................................        634,920
    9,000   Lennar Corp. ................................        502,020
                                                             -----------
                                                               1,136,940
                                                             -----------

            COMMERCIAL BANKS - 4.24%
   31,000   Banknorth Group, Inc. .......................        736,250
   11,000   Commerce Bancorp, Inc. ......................        456,610
   41,600   National Commerce Financial Corp. ...........      1,042,080
                                                             -----------
                                                               2,234,940
                                                             -----------

            COMMERCIAL SERVICES - FINANCE - 2.86%
   17,000   Coinstar, Inc.* .............................        438,260
   11,250   H&R Block, Inc. .............................        472,613
   12,300   Moody's Corp. ...............................        596,550
                                                             -----------
                                                               1,507,423
                                                             -----------

            COMPUTER SERVICES - 1.21%
   15,000   Affiliated Computer Services, Inc.,
              Class A* ..................................        638,250
                                                             -----------

            CONSULTING SERVICES - 4.51%
   39,900   FTI Consulting, Inc.* .......................      1,586,423
   39,900   Watson Wyatt & Co. Holdings* ................        798,000
                                                             -----------
                                                               2,384,423
                                                             -----------

------------------------------------------------------------------------
  SHARES                                                        VALUE
------------------------------------------------------------------------
            CONTAINERS - PAPER/PLASTIC - 2.16%
   33,200   Pactiv Corp.+* ..............................     $  546,140
   47,100   Smurfit-Stone Container Corp.* ..............        591,576
                                                             -----------
                                                               1,137,716
                                                             -----------

            DECISION SUPPORT SOFTWARE - 0.52%
   19,000   NetIQ Corp.++* ..............................        275,500
                                                             -----------

            DISTRIBUTION/WHOLESALE - 0.84%
   16,100   SCP Pool Corp.* .............................        441,301
                                                             -----------

            DIVERSIFIED MANUFACTURING OPERATIONS - 2.18%
   11,400   SPX Corp.+* .................................      1,150,260
                                                             -----------

            DIVERSIFIED OPERATIONS - 1.12%
   54,900   Cendant Corp.* ..............................        590,724
                                                             -----------

            E-MARKETING/INFORMATION - 1.78%
  182,400   DoubleClick, Inc.++* ........................        937,536
                                                             -----------

            ELECTRONIC COMPONENTS - MISCELLANEOUS - 2.64%
  162,200   Flextronics International Ltd.+* ............      1,130,858
   30,000   Vishay Intertechnology, Inc.+* ..............        264,000
                                                             -----------
                                                               1,394,858
                                                             -----------
            ELECTRONIC COMPONENTS - SEMICONDUCTORS - 1.89%
      100   Applied Micro Circuits Corp.++++* ...........            286
   53,500   Fairchild Semiconductor Corp.,
              Class A+* .................................        506,645
   24,000   Microchip Technology Inc.* ..................        490,800
                                                             -----------
                                                                 997,731
                                                             -----------

            ELECTRONIC CONNECTORS - 0.47%
    8,000   Amphenol Corp., Class A+* ...................        248,000
                                                             -----------

            ELECTRONIC DESIGN AUTOMATION - 0.56%
   29,000   Cadence Design Systems, Inc.* ...............        294,930
                                                             -----------

            ELECTRONIC MEASURING INSTRUMENTS - 0.63%
   26,700   Molecular Devices Corp.++* ..................        334,017
                                                             -----------

            ENGINEERING/R & D SERVICES - 1.01%
   17,300   Jacobs Engineering Group, Inc.* .............        534,224
                                                             -----------

            FIDUCIARY BANKS - 1.83%
   33,400   Wilmington Trust Corp. ......................        965,928
                                                             -----------

            FINANCE - INVESTMENT BANKING/BROKERAGE - 1.11%
   11,900   Lehman Brothers Holdings Inc. ...............        583,695
                                                             -----------

The accompanying notes are an integral part of the financial statements.

                 T H E   B E A R   S T E A R N S   F U N D S

                        S&P STARS Opportunities Portfolio
                            PORTFOLIO OF INVESTMENTS
                               SEPTEMBER 30, 2002
                                   (UNAUDITED)

------------------------------------------------------------------------
  SHARES                                                        VALUE
------------------------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            FINANCIAL GUARANTEE INSURANCE - 2.84%
   27,800   Ambac Financial Group, Inc. .................    $ 1,498,142
                                                             -----------

            FOOD - DAIRY PRODUCTS - 0.86%
    6,500   Dreyer's Grand Ice Cream, Inc.+ .............        454,090
                                                             -----------

            FOOD - MEAT PRODUCTS - 1.45%
   66,000   Tyson Foods, Inc., Class A ..................        767,580
                                                             -----------

            FOOD - WHOLESALE/DISTRIBUTORS - 0.37%
   15,000   Green Mountain Coffee, Inc.+* ...............        193,350
                                                             -----------

            INSTRUMENTS - SCIENTIFIC - 0.51%
   49,000   PerkinElmer, Inc.+++* .......................        267,050
                                                             -----------

            INTERNET INFRASTRUCTURE SOFTWARE - 0.53%
   75,000   TIBCO Software Inc.++* ......................        281,250
                                                             -----------

            INVESTMENT MANAGEMENT/ADVISOR SERVICES - 1.39%
   19,500   Eaton Vance Corp.+ ..........................        538,980
   16,000   Stilwell Financial, Inc.++ ..................        193,120
                                                             -----------
                                                                 732,100
                                                             -----------

            MACHINERY - CONSTRUCTION & MINING - 0.63%
   41,000   JLG Industries, Inc. ........................        330,050
                                                             -----------

            MEDICAL - BIOMEDICAL/GENETICS - 2.36%
    7,000   IDEC Pharmaceuticals Corp.+* ................        290,640
   28,000   Invitrogen Corp.+*                                   953,960
                                                             -----------
                                                               1,244,600
                                                             -----------

            MEDICAL - DRUGS - 0.76%
   11,600   Celgene Corp.* ..............................        195,344
    5,000   Cephalon, Inc.* .............................        204,100
                                                             -----------
                                                                 399,444
                                                             -----------

            MEDICAL - HMO - 1.39%
   10,000   WellPoint Health Networks Inc.* .............        733,000
                                                             -----------

            MEDICAL - HOSPITALS - 2.05%
   21,800   Tenet Healthcare Corp.* .....................      1,079,100
                                                             -----------

            MEDICAL INSTRUMENTS - 1.14%
   12,000   Guidant Corp.* ..............................        387,720
   26,500   Intuitive Surgical, Inc.+* ..................        211,735
                                                             -----------
                                                                 599,455
                                                             -----------

------------------------------------------------------------------------
  SHARES                                                        VALUE
------------------------------------------------------------------------
            MEDICAL LABORATORIES - 3.36%
   15,000   IMPATH Inc.++* ..............................     $  193,650
   34,000   Laboratory Corp. of America
              Holdings++* ...............................      1,148,520
    7,000   Quest Diagnostics, Inc.++* ..................        430,710
                                                             -----------
                                                               1,772,880
                                                             -----------

            MULTI-LINE INSURANCE - 0.31%
    4,000   Hartford Financial Services Group,
              Inc. (The)+ ...............................        164,000
                                                             -----------

            NETWORKING PRODUCTS - 0.40%
   48,000   Adaptec, Inc.++* ............................        211,680
                                                             -----------

            OIL & GAS DRILLING - 3.27%
   31,950   GlobalSantaFe Corp. .........................        714,083
   15,000   Nabors Industries, Ltd.* ....................        491,250
   16,900   Noble Corp.+* ...............................        523,900
                                                             -----------
                                                               1,729,233
                                                             -----------
            OIL - FIELD SERVICES - 2.13%
   21,100   BJ Services Co.+* ...........................        548,600
   15,500   Weatherford International Ltd.* .............        575,670
                                                             -----------
                                                               1,124,270
                                                             -----------

            OIL COMPANIES - EXPLORATION & PRODUCTION - 2.51%
    7,000   Apache Corp. ................................        416,150
   15,550   Evergreen Resources, Inc.* ..................        637,239
   13,500   Ocean Energy Inc. ...........................        269,325
                                                             -----------
                                                               1,322,714
                                                             -----------

            PHARMACY SERVICES - 1.96%
   46,000   AdvancePCS++* ...............................      1,036,380
                                                             -----------

            POWER CONVERSION/SUPPLY EQUIPMENT - 1.43%
   79,000   American Power Conversion Corp.++* ..........        755,240
                                                             -----------

            PUBLISHING - BOOKS - 1.99%
   23,450   Scholastic Corp.* ...........................      1,047,746
                                                             -----------

            REITS - HOTELS - 1.57%
   25,000   Hospitality Properties Trust ................        828,000
                                                             -----------

            REITS - OUTLET CENTERS - 1.34%
   21,000   Chelsea Property Group, Inc.* ...............        708,750
                                                             -----------

The accompanying notes are an integral part of the financial statements.

                 T H E   B E A R   S T E A R N S   F U N D S

                        S&P STARS Opportunities Portfolio
                            PORTFOLIO OF INVESTMENTS
                               SEPTEMBER 30, 2002
                                   (UNAUDITED)

------------------------------------------------------------------------
  SHARES                                                        VALUE
------------------------------------------------------------------------

            COMMON STOCKS (CONTINUED)
            RENTAL - AUTO/EQUIPMENT - 1.48%
   15,000   Rent-A-Center, Inc.* ........................      $ 779,250
                                                             -----------

            RETAIL - APPAREL/SHOE - 0.97%
   32,200   Chico's FAS, Inc.* ..........................        512,946
                                                             -----------

            RETAIL - BOOKSTORE - 3.55%
   88,550   Barnes & Noble, Inc.(a)+* ...................      1,873,718
                                                             -----------

            RETAIL - COMPUTER EQUIPMENT - 2.60%
   50,000   Electronics Boutique Holdings Corp.+* .......      1,372,500
                                                             -----------

            RETAIL - DEPARTMENT STORES - 1.11%
   15,000   Sears, Roebuck & Co.+ .......................        585,000
                                                             -----------

            RETAIL - HAIR SALONS - 1.86%
   34,600   Regis Corp.+ ................................        978,834
                                                             -----------

            RETAIL - RESTAURANTS - 3.97%
   28,000   Applebee's International, Inc. ..............        613,760
   26,000   Brinker International, Inc. ++* .............        673,400
   24,500   Wendy's International, Inc. .................        811,195
                                                             -----------
                                                               2,098,355
                                                             -----------

            SEMICONDUCTOR COMPONENTS -
            INTEGRATED CIRCUITS - 1.82%
   51,700   Exar Corp.++++* .............................        597,135
  153,000   GlobespanVirata, Inc.++* ....................        361,080
                                                             -----------
                                                                 958,215
                                                             -----------

            STEEL - PRODUCERS - 0.22%
    3,000   Nucor Corp. .................................        113,700
                                                             -----------

            TEXTILE - HOME FURNISHINGS - 1.58%
   16,800   Mohawk Industries, Inc.* ....................        834,120
                                                             -----------

            THERAPEUTICS - 0.38%
    6,000   Gilead Sciences, Inc.* ......................        201,180
                                                             -----------

            TRANSPORT - TRUCK - 1.16%
   20,700   Yellow Corp.* ...............................        610,816
                                                             -----------

            WEB PORTALS/ISP - 1.30%
   29,000   Overture Services, Inc.++* ..................        683,530
                                                             -----------

------------------------------------------------------------------------
  SHARES                                                        VALUE
------------------------------------------------------------------------
                         Total Common Stocks
                           (cost - $58,663,965) .........    $52,015,394
                                                             -----------

            SHORT-TERM INVESTMENT -- 2.38%
            INVESTMENT COMPANY - 2.38%
1,258,074   Federated Investors, Trust for Short-Term
              U.S. Government Securities,
              1.45%++** (cost - $1,258,074) .............      1,258,074
                                                             -----------

            Total Investments -- 100.98%
              (cost - $59,922,039) ......................     53,273,468
            Liabilities in excess of other
              assets -- (0.98)% ........................        (516,157)
                                                             -----------
            Net Assets -- 100.00% .......................    $52,757,311
                                                             -----------

            SHORT SALES OF COMMON STOCK-- (1.41)%
            CABLE TV - (0.61)%
   13,000   Cox Communications, Inc., Class A++* ........    $   319,670
                                                             -----------

            HUMAN RESOURCES - (0.51)%
   17,000   Robert Half International Inc.++++* .........        269,790
                                                             -----------

            OFFICE FURNITURE - (0.29)%
   15,000   Steelcase Inc., Class A++++ .................        157,050
                                                             -----------
            Total Short Sales of Common Stock
              (proceeds received - $794,257) ............    $   746,510
                                                             ===========

----------
Unless otherwise indicated, all common stocks held long are ranked as five stars.
+     Currently ranked as four stars.
++    Currently ranked as three stars.
+++   Currently ranked as two stars.
++++  Currently ranked as one star.
++    Not ranked by stars.
*     Non-income producing security.
** Money market fund; interest rate reflects SEC seven-day yield at September 30, 2002.
(a) A portion of this security is used as collateral for securities sold short.

S&P STARS RANKING:
Five stars -- Buy -- Expect to be among best performers over next 12 months and to rise in price.
Four stars -- Accumulate -- Expect to be an above average performer. Three stars -- Hold -- Expect to be an average performer.
Two stars -- Avoid -- Expect to be a below average performer.
One star -- Sell -- Expect to be a well below average performer and to fall in price.

The accompanying notes are an integral part of the financial statements.

                 T H E   B E A R   S T E A R N S   F U N D S

                            The Insiders Select Fund
                            PORTFOLIO OF INVESTMENTS
                               SEPTEMBER 30, 2002
                                   (UNAUDITED)

------------------------------------------------------------------------
  SHARES                                                        VALUE
------------------------------------------------------------------------
            COMMON STOCKS -- 90.45%

            ADVERTISING AGENCIES - 3.21%

   60,300   Interpublic Group of Cos., Inc. (The) .......    $   955,755
                                                             -----------

            AEROSPACE/DEFENSE - EQUIPMENT - 2.67%
   14,100   United Technologies Corp. ...................        796,509
                                                             -----------

            BROADCASTING SERVICES/PROGRAMMING - 3.06%
  127,000   Liberty Media Corp., Class A* ...............        911,860
                                                             -----------

            CABLE TV - 1.53%

   21,800   Comcast Corp., Special Class A* .............        454,748
                                                             -----------

            CHEMICALS - DIVERSIFIED - 3.04%
   20,300   PPG Industries, Inc. ........................        907,410
                                                             -----------

            COMPUTER SERVICES - 0.94%
   20,000   Electronic Data Systems Corp. ...............        279,600
                                                             -----------

            DATA PROCESSING/MANAGEMENT - 2.09%
   18,500   Dun & Bradstreet Corp. (The)* ...............        621,785
                                                             -----------

            DIVERSIFIED MANUFACTURING OPERATIONS - 6.08%
   25,600   Pentair, Inc. ...............................        951,552
   25,300   Textron, Inc. ...............................        862,730
                                                             -----------
                                                               1,814,282
                                                             -----------

            DIVERSIFIED OPERATIONS/COMMERCIAL SERVICES - 2.11%
   30,800   Viad Corp. ..................................        629,244
                                                             -----------

            ELECTRIC - INTEGRATED - 3.41%
   18,900   FPL Group, Inc. .............................      1,016,820
                                                             -----------

            ELECTRIC PRODUCTS - MISCELLANEOUS - 1.33%
    9,000   Emerson Electric Co. ........................        395,460
                                                             -----------

            ELECTRONIC COMPONENTS - SEMICONDUCTORS - 1.12%
   28,100   National Semiconductor Corp.* ...............        335,514
                                                             -----------

            FINANCE - CREDIT CARD - 2.66%
   25,400   American Express Co. ........................        791,972
                                                             -----------

            FINANCE - MORTGAGE LOAN/BANKER - 1.28%
    6,400   Fannie Mae ..................................        381,056
                                                             -----------

            FINANCIAL GUARANTEE INSURANCE - 4.93%
   18,000   MBIA, Inc. ..................................        719,100
   18,400   MGIC Investment Corp. .......................        751,272
                                                             -----------
                                                               1,470,372
                                                             -----------

------------------------------------------------------------------------
  SHARES                                                        VALUE
------------------------------------------------------------------------
            FOOD - RETAIL - 2.95%
   39,400   Safeway, Inc.* ..............................     $  878,620
                                                             -----------

            LIFE/HEALTH INSURANCE - 7.15%
   35,300   AFLAC, Inc. .................................      1,083,357
   34,300   Lincoln National Corp. ......................      1,047,865
                                                             -----------
                                                               2,131,222
                                                             -----------

            MACHINERY - GENERAL INDUSTRIAL - 1.90%
   22,300   Dover Corp. .................................        565,974
                                                             -----------

            MEDICAL - HOSPITALS - 3.53%
   22,100   HCA Inc. ....................................      1,052,181
                                                             -----------

            OIL COMPANIES - EXPLORATION & PRODUCTION - 8.17%
   26,840   Apache Corp. ................................      1,595,638
   26,800   Unocal Corp. ................................        841,252
                                                             -----------
                                                               2,436,890
                                                             -----------

            OIL REFINING & MARKETING - 2.42%
   23,900   Sunoco, Inc. ................................        720,824
                                                             -----------

            PHOTO EQUIPMENT & SUPPLIES - 2.98%
   32,600   Eastman Kodak Co. ...........................        888,024
                                                             -----------

            RETAIL - CONSUMER ELECTRONIC PRODUCTS - 1.71%
   22,800   Best Buy Co., Inc.* .........................        508,668
                                                             -----------

            RETAIL - MAJOR DEPARTMENT STORES - 2.53%
   33,100   May Department Stores Co. (The) .............        753,687
                                                             -----------

            RETAIL - RESTAURANTS - 2.46%
   41,600   McDonald's Corp. ............................        734,656
                                                             -----------

            SAVINGS & LOAN/THRIFTS - 3.13%
   29,700   Washington Mutual, Inc. .....................        934,659
                                                             -----------

            SEMICONDUCTOR COMPONENTS -
            INTEGRATED CIRCUITS - 0.97%
   44,000   Cypress Semiconductor Corp.* ................        288,640
                                                             -----------

            SUPER-REGIONAL BANKS  - U.S. - 7.88%
   15,600   Comerica, Inc. ..............................        752,232
   32,800   FleetBoston Financial Corp. .................        666,824
   22,100   PNC Financial Services Group, Inc. ..........        931,957
                                                             -----------
                                                               2,351,013
                                                             -----------

The accompanying notes are an integral part of the financial statements.

                 T H E   B E A R   S T E A R N S   F U N D S

                            The Insiders Select Fund
                            PORTFOLIO OF INVESTMENTS
                               SEPTEMBER 30, 2002
                                   (UNAUDITED)

------------------------------------------------------------------------
  SHARES                                                        VALUE
------------------------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            TELEPHONE - INTEGRATED - 3.21%
   26,100   AT&T Corp. ..................................     $  313,461
   70,700   Sprint Corp. (FON Group) ....................        644,784
                                                             -----------
                                                                 958,245
                                                             -----------
            Total Common Stocks
              (cost - $31,482,059) ......................     26,965,690
                                                             -----------

            SHORT-TERM INVESTMENTS -- 9.80%
            INVESTMENT COMPANY - 0.41%
  122,225   Federated Investors, Trust for Short-Term
              U.S. Government Securities, 1.45%**
              (cost - $122,225) .........................        122,225
                                                             -----------

PRINCIPAL
 AMOUNT
 (000'S)
--------
            U.S. GOVERNMENT AGENCY DISCOUNT NOTES -- 9.39%
$   2,800   Freddie Mac, Discount Notes,
              1.60%, 10/01/02
              (cost - $2,800,000) .......................      2,800,000
                                                             -----------
            Total Short-Term Investments
              (cost - $2,922,225) .......................      2,922,225
                                                             -----------
            Total Investments -- 100.25%
              (cost - $34,404,284) ......................     29,887,915
            Liabilities in excess of other
              assets -- (0.25)% .........................        (75,837)
                                                             -----------
            Net Assets -- 100.00% .......................    $29,812,078
                                                             ===========

*   Non-income producing security.
** Money market fund; interest rate reflects SEC seven-day yield at September 30, 2002.

The accompanying notes are an integral part of the financial statements.

                 T H E   B E A R   S T E A R N S   F U N D S

                            Intrinsic Value Portfolio
                            PORTFOLIO OF INVESTMENTS
                               SEPTEMBER 30, 2002
                                   (UNAUDITED)

------------------------------------------------------------------------
  SHARES                                                        VALUE
------------------------------------------------------------------------
            COMMON STOCKS -- 98.69%
            ADVERTISING AGENCIES - 2.64%

   92,000   Interpublic Group of Cos., Inc. (The) .......    $ 1,458,200
                                                             -----------

            AEROSPACE/DEFENSE - EQUIPMENT - 2.10%
   20,500   United Technologies Corp. ...................      1,158,045
                                                             -----------

            AUTO - CARS/LIGHT TRUCKS - 0.98%
   13,900   General Motors Corp. ........................        540,710
                                                             -----------

            BROADCASTING SERVICES/PROGRAMMING - 3.63%
  279,000   Liberty Media Corp., Class A* ...............      2,003,220
                                                             -----------

            CHEMICALS - DIVERSIFIED - 2.29%
   35,000   Du Pont (E.I.) de Nemours & Co. .............      1,262,450
                                                             -----------

            COMPUTER SERVICES - 0.64%
   12,800   Computer Sciences Corp.* ....................        355,712
                                                             -----------

            COMPUTERS - 1.46%
   69,100   Hewlett-Packard Co. .........................        806,397
                                                             -----------

            COSMETICS & TOILETRIES - 1.80%
   17,600   Kimberly-Clark Corp. ........................        996,864
                                                             -----------

            DIVERSIFIED FINANCIAL SERVICES - 3.73%
   69,533   Citigroup Inc. ..............................      2,061,653
                                                             -----------

            DIVERSIFIED MANUFACTURING OPERATIONS - 4.00%
   54,200   General Electric Co. ........................      1,336,030
   25,700   Textron, Inc. ...............................        876,370
                                                             -----------
                                                               2,212,400
                                                             -----------

            DIVERSIFIED OPERATIONS/COMMERCIAL SERVICES - 0.73%
   19,800   Viad Corp. ..................................        404,514
                                                             -----------

            ELECTRIC - INTEGRATED - 2.29%
   23,500   FPL Group, Inc. .............................      1,264,300
                                                             -----------

            ELECTRIC PRODUCTS - MISCELLANEOUS - 1.03%
   13,000   Emerson Electric Co. ........................        571,220
                                                             -----------

            ELECTRONIC COMPONENTS - MISCELLANEOUS - 2.48%
   94,200   Philips Electronics .........................      1,368,726
                                                             -----------

            FINANCE - CREDIT CARD - 2.62%
   46,500   American Express Co. ........................      1,449,870
                                                             -----------

------------------------------------------------------------------------
  SHARES                                                        VALUE
------------------------------------------------------------------------
            FINANCE - INVESTMENT BANKING/BROKERAGE - 2.83%
   53,900   J.P. Morgan Chase & Co. .....................    $ 1,023,561
   15,900   Morgan Stanley ..............................        538,692
                                                             -----------
                                                               1,562,253
                                                             -----------

            FINANCE - MORTGAGE LOAN/BANKER - 2.47%
   22,900   Fannie Mae ..................................      1,363,466
                                                             -----------

            FINANCIAL GUARANTEE INSURANCE - 2.56%
    6,000   MBIA Inc. ...................................        239,700
   28,700   MGIC Investment Corp. .......................      1,171,821
                                                             -----------
                                                               1,411,521
                                                             -----------

            FOOD - RETAIL - 2.90%
   71,800   Safeway Inc.* ...............................      1,601,140
                                                             -----------

            LIFE/HEALTH INSURANCE - 2.03%
   36,700   Lincoln National Corp. ......................      1,121,185
                                                             -----------

            MACHINERY - GENERAL INDUSTRIAL - 1.61%
   35,100   Dover Corp. .................................        890,838
                                                             -----------

            MEDICAL - DRUGS - 5.33%
   37,200   Abbott Laboratories .........................      1,502,880
   33,300   Bristol-Myers Squibb Co. ....................        792,540
   14,200   Merck & Co. Inc. ............................        649,082
                                                             -----------
                                                               2,944,502
                                                             -----------

            MULTI-LINE INSURANCE - 3.00%
   30,000   Allstate Corp. (The) ........................      1,066,500
   10,800   American International Group, Inc. ..........        590,760
                                                             -----------
                                                               1,657,260
                                                             -----------

            MULTIMEDIA - 2.08%
   98,300   AOL Time Warner Inc.* .......................      1,150,110
                                                             -----------

            OIL COMPANIES - EXPLORATION & PRODUCTION - 1.99%
   35,000   Unocal Corp. ...............................       1,098,650
                                                             -----------

            OIL COMPANIES - INTEGRATED - 7.71%
   20,175   ChevronTexaco Corp. .........................      1,397,119
   46,900   Exxon Mobil Corp. ...........................      1,496,110
   48,100   Occidental Petroleum Corp. ..................      1,365,078
                                                             -----------
                                                               4,258,307
                                                             -----------

            PHOTO EQUIPMENT & SUPPLIES - 2.69%
   54,500   Eastman Kodak Co. ...........................      1,484,580
                                                             -----------

The accompanying notes are an integral part of the financial statements.

                 T H E   B E A R   S T E A R N S   F U N D S

                            Intrinsic Value Portfolio
                            PORTFOLIO OF INVESTMENTS
                               SEPTEMBER 30, 2002
                                   (UNAUDITED)

------------------------------------------------------------------------
  SHARES                                                        VALUE
------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)

            RETAIL - CONSUMER ELECTRONIC PRODUCTS - 1.16%
   28,700   Best Buy Co., Inc.* .........................     $  640,297
                                                             -----------

            RETAIL - DISCOUNT - 1.24%
   40,400   TJX Cos., Inc. (The) ........................        686,800
                                                             -----------

            RETAIL - MAJOR DEPARTMENT STORES - 2.79%
   67,600   May Department Stores Co. (The) .............      1,539,252
                                                             -----------

            RETAIL - RESTAURANTS - 3.19%
   99,900   McDonald's Corp. ............................      1,764,234
                                                             -----------

            SAVINGS & LOAN/THRIFTS - 2.64%
   46,327   Washington Mutual, Inc. .....................      1,457,911
                                                             -----------

            SUPER-REGIONAL BANKS - U.S. - 9.96%
   25,000   Bank of America Corp. ........................     1,595,000
   45,000   FleetBoston Financial Corp. .................        914,850
   28,600   PNC Financial Services Group ................      1,206,062
   15,300   SunTrust Banks, Inc. ........................        940,644
   45,600   U.S. Bancorp ................................        847,248
                                                             -----------
                                                               5,503,804
                                                             -----------

------------------------------------------------------------------------
  SHARES                                                        VALUE
------------------------------------------------------------------------
            TELEPHONE - INTEGRATED - 8.09%
   97,800   AT&T Corp. ..................................    $ 1,174,578
   51,900   SBC Communications Inc. .....................      1,043,190
  118,400   Sprint Corp. (Fon Group) ....................      1,079,808
   42,700   Verizon Communications Inc. .................      1,171,688
                                                             -----------
                                                               4,469,264
                                                             -----------

            Total Common Stocks
              (cost - $69,807,917) ......................     54,519,655
                                                             -----------

            SHORT-TERM INVESTMENT -- 1.88%
            INVESTMENT COMPANY - 1.88%
1,038,771   Federated Investors, Trust for Short-Term
              U.S. Government Securities, 1.45%**
              (cost - $1,038,771) .......................      1,038,771
                                                             -----------
            Total Investments -- 100.57%
              (cost - $70,846,688) ......................     55,558,426
            Liabilities in excess of other
              assets -- (0.57)% .........................       (312,294)
                                                             -----------
            Net Assets -- 100.00% .......................    $55,246,132
                                                             ===========

--------
*  Non-income producing security.
** Money market fund; interest rate reflects SEC seven-day yield at September 30, 2002.

The accompanying notes are an integral part of the financial statements.

                 T H E   B E A R   S T E A R N S   F U N D S

                            Small Cap Value Portfolio
                            PORTFOLIO OF INVESTMENTS
                               SEPTEMBER 30, 2002
                                   (UNAUDITED)



------------------------------------------------------------------------
SHARES                                                           VALUE
------------------------------------------------------------------------
            COMMON STOCKS -- 98.21%
            AUTO/TRUCK PARTS & EQUIPMENT - 2.78%
   30,200   BorgWarner, Inc. ............................   $  1,499,128
                                                             -----------

            BROADCASTING SERVICES/PROGRAMMING - 2.12%
   48,100   4Kids Entertainment, Inc.* ..................      1,141,413
                                                             -----------

            BUILDING & CONSTRUCTION PRODUCTS - 1.54%
   19,200   Nortek, Inc.* ...............................        830,784
                                                             -----------

            CASINO SERVICES - 1.24%
   35,900   Shuffle Master, Inc.* .......................        668,099
                                                             -----------

            CHEMICALS - DIVERSIFIED - 2.95%
   97,000   Olin Corp. ..................................      1,588,860
                                                             -----------

            CHEMICALS - SPECIALTY - 2.40%
   79,500   Millennium Chemicals Inc. ...................        785,460
   35,100   NL Industries, Inc. .........................        509,301
                                                             -----------
                                                               1,294,761
                                                             -----------

            COMMERCIAL BANKS - 8.49%
    8,000   Corus Bankshares, Inc. ......................        350,480
   38,300   First BanCorp. ..............................      1,459,995
   44,100   Mid-State Bancshares ........................        723,240
   29,133   Pacific Capital Bancorp .....................       791,194
   57,800   Provident Bankshares Corp. ..................      1,247,324
                                                             -----------
                                                               4,572,233
                                                             -----------

            COMPUTER SERVICES - 2.50%
   50,600   FactSet Research Systems Inc. ...............      1,343,430
                                                             -----------

            COMPUTERS - PERIPHERAL EQUIPMENT - 2.98%
  107,500   Electronics for Imaging, Inc.* ..............      1,603,900
                                                             -----------

            CONSUMER PRODUCTS - MISCELLANEOUS - 2.66%
   86,200   Tupperware Corp. ............................      1,432,644
                                                             -----------

            DIALYSIS CENTERS - 2.68%
   43,800   Renal Care Group, Inc.* .....................      1,440,582
                                                             -----------

            ELECTRIC - INTEGRATED - 3.83%
   43,300   Great Plains Energy Inc. ....................        829,195
   80,800   Unisource Energy Corp. ......................      1,232,200
                                                             -----------
                                                               2,061,395
                                                             -----------

            ELECTRONIC COMPONENTS - SEMICONDUCTORS - 1.44%
  167,500   Three-Five Systems, Inc.* ...................        777,200
                                                             -----------

------------------------------------------------------------------------
SHARES                                                           VALUE
------------------------------------------------------------------------
            ELECTRONIC MEASURING INSTRUMENTS - 0.20%
    8,700   Molecular Devices Corp.* ....................    $   108,837
                                                             -----------

            FINANCE - CONSUMER LOANS - 1.31%
    7,800   Student Loan Corp. (The) ....................        705,744
                                                             -----------

            FINANCE - INVESTMENT BANKING/BROKERAGE - 3.94%
   30,100   Jefferies Group, Inc. .......................      1,148,616
   79,200   SWS Group, Inc. .............................        970,200
                                                             -----------
                                                               2,118,816
                                                             -----------

            FOOD - MISCELLANEOUS/DIVERSIFIED - 3.32%
  457,773   Hibernia Foods plc, ADR* ....................      1,785,315
                                                             -----------

            HOME FURNISHINGS - 2.47%
   38,800   Furniture Brands International, Inc.* .......        890,460
   40,000   Natuzzi S.p.A., ADR .........................        436,800
                                                             -----------
                                                               1,327,260
                                                             -----------

            HUMAN RESOURCES - 2.08%
   73,600   Heidrick & Struggles International, Inc.* ...      1,117,984
                                                             -----------

            IDENTIFICATION SYSTEMS/DEVICES - 1.17%
   50,900   Checkpoint Systems, Inc.* ...................        628,615
                                                             -----------

            MACHINERY - GENERAL INDUSTRIAL - 2.54%
  139,400   Stewart & Stevenson Services, Inc. ..........      1,365,144
                                                             -----------

            MEDICAL - BIOMEDICAL/GENETICS - 1.85%
   25,400   Charles River Laboratories
              International, Inc.* ......................        996,950
                                                             -----------

            MEDICAL - DRUGS - 1.57%
   51,900   American Pharmaceutical Partners, Inc.* .....        847,527
                                                             -----------

            MEDICAL - GENERIC DRUGS - 1.86%
   94,200   Perrigo Co.* ................................      1,001,346
                                                             -----------

            METAL PROCESSORS & FABRICATION - 3.04%
   63,100   Mueller Industries, Inc.* ...................      1,634,290
                                                             -----------

            MISCELLANEOUS INDUSTRIALS - 1.45%
   91,300   KEMET Corp.* ................................        780,615
                                                             -----------

            OIL - FIELD SERVICES - 2.70%
  184,500   Key Energy Services, Inc.* ..................      1,453,860
                                                             -----------

            OIL COMPANIES - EXPLORATION & PRODUCTION - 1.87%
  478,400   Meridian Resource Corp. (The)* ..............      1,009,424
                                                             -----------

The accompanying notes are an integral part of the financial statements.

                 T H E   B E A R   S T E A R N S   F U N D S

                            Small Cap Value Portfolio
                            PORTFOLIO OF INVESTMENTS
                               SEPTEMBER 30, 2002
                                   (UNAUDITED)

------------------------------------------------------------------------
SHARES                                                           VALUE
------------------------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            REITS - DIVERSIFIED - 2.98%
   37,700   Colonial Properties Trust ...................   $  1,363,986
   14,500   Keystone Property Trust .....................        241,280
                                                             -----------
                                                               1,605,266
                                                             -----------

            REITS - HEALTH CARE - 1.34%
   64,400   Senior Housing Properties Trust .............        722,568
                                                             -----------

            REITS - OFFICE PROPERTY - 3.15%
   83,500   Glenborough Realty Trust Inc. ...............      1,695,050
                                                             -----------

            RETAIL - APPAREL/SHOE - 6.02%
   82,900   Genesco Inc.* ...............................      1,144,020
   44,700   Stage Stores, Inc.* .........................        969,543
  158,100   Wilsons The Leather Experts Inc.* ...........      1,125,672
                                                             -----------
                                                               3,239,235
                                                             -----------

            RETAIL - RESTAURANTS - 3.41%
   65,700   Jack in the Box Inc.* .......................      1,497,960
   18,000   O'Charley's Inc.* ...........................        337,338
                                                             -----------
                                                               1,835,298
                                                             -----------

            SAVINGS & LOAN/THRIFTS - 3.70%
   32,000   First Financial Holdings, Inc. ..............        866,240
   36,500   MAF Bancorp, Inc. ...........................      1,127,850
                                                             -----------
                                                               1,994,090
                                                             -----------

            SEMICONDUCTOR EQUIPMENT - 2.87%
   43,600   DuPont Photomasks, Inc.* ....................        993,208
   53,800   Rudolph Technologies, Inc.* .................        553,602
                                                             -----------
                                                               1,546,810
                                                             -----------

            TELECOMMUNICATION EQUIPMENT - 1.50%
  119,400   CommScope, Inc.* ............................        809,532
                                                             -----------

            TRANSPORT - TRUCK - 4.26%
   77,700   Yellow Corp.* ...............................      2,292,772
                                                             -----------
            Total Common Stocks
              (cost - $62,985,649) ......................     52,876,777
                                                             -----------

------------------------------------------------------------------------
SHARES                                                           VALUE
------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 6.51%
INVESTMENT COMPANIES - 0.38%
       11   Federated Automated Government
              Money Trust, 1.26%** ......................    $        11
  202,364   Federated Investors, Trust for Short-Term
              U.S. Government Securities, 1.45%** .......        202,364
                                                             -----------
            Total Investment Companies
              (cost - $202,375) .........................        202,375
                                                             -----------
PRINCIPAL
 AMOUNT
 (000'S)
---------
            U.S. GOVERNMENT AGENCY DISCOUNT NOTES - 6.13%
$   3,300   Freddie Mac, Discount Notes, 1.60%
              10/01/02 (cost - $3,300,000) ..............      3,300,000
                                                             -----------
            Total Short-Term Investments
              (cost - $3,502,375) .......................      3,502,375
                                                             -----------
            Total Investments -- 104.72%
              (cost - $66,488,024) ......................     56,379,152
            Liabilities in excess of other
              assets -- (4.72)% .........................     (2,540,021)
                                                             -----------
            Net Assets -- 100.00% .......................    $53,839,131
                                                             ===========

-------
ADR   American Depositary Receipts.
*     Non-income producing security.
** Money market fund; interest rate reflects SEC seven-day yield at September 30, 2002.

The accompanying notes are an integral part of the financial statements.

                 T H E   B E A R   S T E A R N S   F U N D S

                             Alpha Growth Portfolio
                            PORTFOLIO OF INVESTMENTS
                               SEPTEMBER 30, 2002
                                   (UNAUDITED)

------------------------------------------------------------------------
SHARES                                                           VALUE
------------------------------------------------------------------------
            COMMON STOCKS -- 99.30%
            AEROSPACE/DEFENSE - 4.18%
   10,700   General Dynamics Corp. ......................    $   870,231
   13,800   Lockheed Martin Corp. .......................        892,446
                                                             -----------
                                                               1,762,677
                                                             -----------

            APPLICATIONS SOFTWARE - 2.32%
   21,500   Intuit Inc.* ................................        978,895
                                                             -----------

            BEVERAGES - NON-ALCOHOLIC - 3.97%
   17,600   Coca-Cola Co. (The) .........................        844,096
   35,400   Pepsi Bottling Group, Inc. (The) ............        828,360
                                                             -----------
                                                               1,672,456
                                                             -----------

            BUILDING PRODUCTS - AIR & HEATING - 1.89%
   12,500   American Standard Cos. Inc.* ................        795,250
                                                             -----------

            CASINO HOTELS - 4.45%
   18,900   Harrah's Entertainment, Inc.* ...............        911,169
   25,900   MGM Mirage* .................................        966,070
                                                             -----------
                                                               1,877,239
                                                             -----------

            CHEMICALS - DIVERSIFIED - 1.63%
   15,400   PPG Industries, Inc. ........................        688,380
                                                             -----------

            CHEMICALS - SPECIALTY - 1.88%
   19,000   Ecolab Inc. .................................        792,870
                                                             -----------

            COATINGS/PAINT - 1.75%
   31,100   Sherwin-Williams Co. (The) ..................        736,448
                                                             -----------

            COMMERCIAL BANKS - CENTRAL U.S. - 1.98%
   28,005   Charter One Financial, Inc. .................        832,309
                                                             -----------

            COMMERCIAL BANKS - EASTERN U.S. - 3.99%
   10,700   M&T Bank Corp. ..............................        843,267
   22,200   North Fork Bancorp., Inc. ...................        840,048
                                                             -----------
                                                               1,683,315
                                                             -----------

            COMMERCIAL SERVICES - FINANCE - 3.66%
   44,100   Concord EFS, Inc.* ..........................        700,308
   34,700   Paychex, Inc. ...............................        842,169
                                                             -----------
                                                               1,542,477
                                                             -----------

            CONSUMER PRODUCTS - MISCELLANEOUS - 1.87%
   16,700   Fortune Brands, Inc. ........................        789,743
                                                             -----------

------------------------------------------------------------------------
SHARES                                                           VALUE
------------------------------------------------------------------------
            COSMETICS & TOILETRIES - 4.24%
   19,600   Avon Products, Inc. .........................    $   903,560
    9,900   Procter & Gamble Co. (The) ..................        884,862
                                                             -----------
                                                               1,788,422
                                                             -----------

            DATA PROCESSING/MANAGEMENT - 1.76%
   26,400   Fiserv, Inc.* ...............................        741,312
                                                             -----------

            DIVERSIFIED MANUFACTURING OPERATIONS - 4.00%
   14,600   Danaher Corp. ...............................        830,010
   13,700   ITT Industries, Inc. ........................        853,921
                                                             -----------
                                                               1,683,931
                                                             -----------

            FOOD - MISCELLANEOUS/DIVERSIFIED - 2.01%
   31,700   Cadbury Schweppes plc, ADR ..................        845,439
                                                             -----------

            HOME DECORATION PRODUCTS - 1.90%
   26,000   Newell Rubbermaid Inc. ......................        802,620
                                                             -----------

            HOTELS & MOTELS - 1.97%
   72,800   Hilton Hotels Corp. .........................        828,464
                                                             -----------

            MACHINERY - FARM - 2.30%
   21,300   Deere & Co. .................................        968,085
                                                             -----------

            MEDICAL - HMO - 4.27%
   10,100   UnitedHealth Group Inc. .....................        880,922
   12,500   WellPoint Health Networks Inc.* .............        916,250
                                                             -----------
                                                               1,797,172
                                                             -----------

            MEDICAL - HOSPITALS - 2.16%
   18,400   Tenet Healthcare Corp.* .....................        910,800
                                                             -----------

            MEDICAL - WHOLESALE DRUG DISTRIBUTORS - 2.33%
   15,800   Cardinal Health, Inc. .......................        982,760
                                                             -----------

            MEDICAL INSTRUMENTS - 2.34%
   31,200   Boston Scientific Corp.* ....................        984,672
                                                             -----------

            MULTI-LINE INSURANCE - 1.87%
   22,200   Cincinnati Financial Corp. ..................        789,876
                                                             -----------

            MULTIMEDIA - 4.06%
   11,900   E.W. Scripps Co. (The), Class A .............        824,670
   12,300   Gannett Co., Inc. ...........................        887,814
                                                             -----------
                                                               1,712,484
                                                             -----------

The accompanying notes are an integral part of the financail statements.

                 T H E   B E A R   S T E A R N S   F U N D S

                             Alpha Growth Portfolio
                            PORTFOLIO OF INVESTMENTS
                               SEPTEMBER 30, 2002
                                   (UNAUDITED)

------------------------------------------------------------------------
SHARES                                                           VALUE
------------------------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            OIL - FIELD SERVICES - 1.79%
   29,000   BJ Services Co.* ............................    $   754,000
                                                             -----------

            PAPER & RELATED PRODUCTS - 1.77%
   22,300   International Paper Co. .....................        744,597
                                                             -----------

            PIPELINES - 2.09%
   61,900   TransCanada PipeLines Ltd. ..................        879,599
                                                             -----------

            RADIO - 2.43%
   28,600   Westwood One, Inc.* .........................      1,022,450
                                                             -----------

            RETAIL - APPAREL/SHOE - 1.76%
   51,800   Limited Brands ..............................        742,812
                                                             -----------

            RETAIL - AUTO PARTS - 2.32%
   12,400   AutoZone, Inc.* .............................        977,864
                                                             -----------

            RETAIL - BEDDING - 2.33%
   30,100   Bed Bath & Beyond Inc.* .....................        980,357
                                                             -----------

            RETAIL - DISCOUNT - 1.91%
   30,000   Family Dollar Stores, Inc. ..................        806,400
                                                             -----------

            RETAIL - REGIONAL DEPARTMENT STORES - 1.95%
   13,500   Kohl's Corp.* ...............................        820,935
                                                             -----------

            RETAIL - RESTAURANTS - 2.29%
   46,800   Starbucks Corp.* ............................        965,952
                                                             -----------

            SAVINGS & LOAN/THRIFTS - EASTERN U.S. - 1.84%
   18,600   GreenPoint Financial Corp. ..................        776,364
                                                             -----------

            SCHOOLS - 2.36%
   22,900   Apollo Group, Inc., Class A* ................        994,547
                                                             -----------

            STEEL - PRODUCERS - 1.45%
   16,100   Nucor Corp. .................................        610,190
                                                             -----------

            TOBACCO - 2.15%
   23,600   Gallaher Group plc, ADR .....................        903,880
                                                             -----------

            TRANSPORT - SERVICES - 2.08%
   31,300   Expeditors International of
              Washington, Inc. ..........................        874,522
                                                             -----------
            Total Common Stocks
              (cost - $43,568,070) ......................     41,842,565
                                                             -----------

------------------------------------------------------------------------
SHARES                                                           VALUE
------------------------------------------------------------------------
            SHORT-TERM INVESTMENT -- 2.90%
            INVESTMENT COMPANY - 2.90%
1,222,676   Federated Investors, Trust for
              Short-Term U.S. Government
              Securities, 1.45%**
              (cost - $1,222,676) .......................    $ 1,222,676
                                                             -----------
            Total Investments -- 102.20%
              (cost - $44,790,746)                            43,065,241
            Liabilities in excess of other
              assets -- (2.20)% .........................       (927,835)
                                                             -----------
            Net Assets -- 100.00% .......................    $42,137,406
                                                             ===========

-------
ADR   American Depositary Receipts.
*     Non-income producing security.
** Money market fund; interest rate reflects SEC seven-day yield at September 30, 2002.

The accompanting notes are an integral part of the financial statement.

                 T H E   B E A R   S T E A R N S   F U N D S

                         International Equity Portfolio
                            PORTFOLIO OF INVESTMENTS
                               SEPTEMBER 30, 2002
                                   (UNAUDITED)

------------------------------------------------------------------------
SHARES                                                           VALUE
------------------------------------------------------------------------
            COMMON STOCKS -- 98.27%
            AUSTRALIA - 6.92%
            AIRLINES - 0.75%
  236,900   Qantas Airways Ltd. .........................    $   460,859
                                                             -----------

            COMMERCIAL BANKS - NON-U.S. - 3.52%
   98,700   Commonwealth Bank of Australia ..............      1,616,516
   31,000   National Australia Bank Ltd. ................        563,984
                                                             -----------
                                                               2,180,500
                                                             -----------

            DIVERSIFIED MINERALS - 2.33%
  293,082   BHP Billiton Ltd. ...........................      1,441,310
                                                             -----------

            METAL - DIVERSIFIED - 0.32%
  321,700   M.I.M. Holdings Ltd. ........................        197,537
                                                             -----------
            Total Australia (cost - $4,700,788) .........      4,280,206
                                                             -----------

            CANADA - 1.41%
            COMMERCIAL BANKS - NON-U.S. - 1.41%
   12,600   Bank of Montreal ............................        293,036
   17,400   Royal Bank Of Canada ........................        578,099
                                                             -----------
            Total Canada (cost - $885,265) ..............        871,135
                                                             -----------

            CHINA - 1.32%
            ELECTRIC - GENERATION - 1.32%
1,048,000   Huaneng Power International, Inc.
              (cost - $689,306) .........................        819,633
                                                             -----------

            FINLAND - 0.38%
            PAPER & RELATED PRODUCTS - 0.38%
    8,500   UPM-Kymmene Oyj (cost - $317,054) ...........        233,535
                                                             -----------

            FRANCE - 8.78%
            AUTO/TRUCK PARTS & EQUIPMENT - 0.41%
    8,800   Valeo SA ....................................        252,475
                                                             -----------

            COSMETICS & TOILETRIES - 2.33%
   20,000   L' Oreal SA .................................      1,442,918
                                                             -----------

            FOOD - MISCELLANEOUS/DIVERSIFIED - 0.66%
    3,400   Groupe Danone ...............................        409,947
                                                             -----------

            FOOD - RETAIL - 0.47%
    7,200   Carrefour SA ................................        288,900
                                                             -----------

------------------------------------------------------------------------
SHARES                                                           VALUE
------------------------------------------------------------------------
            FRANCE (CONTINUED)
            HOTELS & MOTELS - 0.37%
    7,900   Accor SA ....................................    $   230,714
                                                             -----------

            MONEY CENTER BANKS - 1.16%
   22,100   BNP Paribas SA ..............................        720,330
                                                             -----------

            OIL COMPANIES - INTEGRATED - 2.79%
   13,100   Total Fina Elf SA ...........................      1,724,504
                                                             -----------

            RUBBER - TIRES - 0.59%
   12,900   Compagnie Generale des Etablissments
              Michelin, Class B .........................        362,329
                                                             -----------
            Total France (cost - $6,538,613) ............      5,432,117
                                                             -----------

            GERMANY - 3.84%
            AUTO - CARS/LIGHT TRUCKS - 2.04%
   30,400   Bayerische Motoren Werke (BMW) AG ...........        974,938
      700   Porsche AG                                           290,560
                                                             -----------
                                                               1,265,498

            CHEMICALS - DIVERSIFIED - 0.42%
    7,400   BASF AG .....................................        257,432
                                                             -----------

            SOAP & CLEANING PREPARATIONS - 0.91%
    8,900   Henkel KGaA .................................        562,936
                                                             -----------

            STEEL - PRODUCERS - 0.47%
   27,200   ThyssenKrupp AG .............................        288,979
                                                             -----------
            Total Germany (cost - $2,838,082) ...........      2,374,845
                                                             -----------

            HONG KONG - 4.08%
            DIVERSIFIED OPERATIONS - 0.30%
   46,500   Swire Pacific Ltd., Class A .................        183,625
                                                             -----------

            ELECTRIC - INTEGRATED - 0.35%
   52,500   CLP Holdings Ltd. ...........................        218,088
                                                             -----------

            GAS - DISTRIBUTION - 1.14%
  527,000   Hong Kong & China Gas Co., Ltd. .............        706,081
                                                             -----------

            OIL COMPANIES - EXPLORATION & PRODUCTION - 1.44%
  638,500   CNOOC Ltd. ..................................        888,215
                                                             -----------

            REAL ESTATE OPERATORS/DEVELOPERS - 0.85%
   51,000   Henderson Land Development Co., Ltd. ........        150,392
   64,000   Sun Hung Kai Properties Ltd. ................        375,814
                                                             -----------
                                                                 526,206
                                                             -----------
            Total Hong Kong (cost - $2,861,745) .........      2,522,215
                                                             -----------

The accompanying notes are an integral part of the financial statements.

                 T H E   B E A R   S T E A R N S   F U N D S

                         International Equity Portfolio
                            PORTFOLIO OF INVESTMENTS
                               SEPTEMBER 30, 2002
                                   (UNAUDITED)

------------------------------------------------------------------------
SHARES                                                           VALUE
------------------------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            IRELAND - 2.66%
            COMMERCIAL BANKS - NON-U.S. - 2.66%
  167,500   Bank of Ireland (cost - $1,663,556) .........     $1,645,470
                                                             -----------

            ITALY - 1.56%
            OIL COMPANIES - INTEGRATED - 1.56%
   70,600   ENI S.p.A (cost - $1,064,489) ...............        968,463
                                                             -----------

            JAPAN - 19.05%
            AUTO - CARS/LIGHT TRUCKS - 3.97%
   41,000   Honda Motor Co., Ltd. .......................      1,660,342
  107,000   Nissan Motor Co., Ltd. ......................        794,546
                                                             -----------
                                                               2,454,888
                                                             -----------

            BUILDING PRODUCTS - DOORS & WINDOWS - 0.50%
   50,000   Asahi Glass Co., Ltd. .......................        307,212
                                                             -----------

            CHEMICALS - DIVERSIFIED - 1.43%
   20,600   Shin-Etsu Chemical Co., Ltd. ................        681,929
   53,000   Sumitomo Chemical Co., Ltd. .................        203,310
                                                             -----------
                                                                 885,239
                                                             -----------

            COSMETICS & TOILETRIES - 2.12%
   62,000   Shiseido Co., Ltd. ..........................        739,987
   26,000   Kao Corp. ...................................        573,435
                                                             -----------
                                                               1,313,422
                                                             -----------

            DIVERSIFIED MINERALS - 0.40%
   60,000   Sumitomo Metal Mining Co. Ltd. ..............        247,413
                                                             -----------

            ELECTRIC PRODUCTS - MISCELLANEOUS - 0.51%
   33,000   Sharp Corp. .................................        316,880
                                                             -----------

            ELECTRONIC COMPONENTS - SEMICONDUCTORS - 0.57%
    3,000   Rohm Co., Ltd. ..............................        352,144
                                                             -----------

            ELECTRONIC MEASURING INSTRUMENTS - 0.57%
    2,100   Keyence Corp. ...............................        352,587
                                                             -----------

            FINANCE - INVESTMENT BANKING/BROKERAGE - 1.02%
   48,000   Nomura Holdings, Inc. ......................         630,853
                                                             -----------

            OFFICE AUTOMATION & EQUIPMENT - 2.17%
   41,000   Canon Inc. ..................................      1,340,398
                                                             -----------

------------------------------------------------------------------------
SHARES                                                           VALUE
------------------------------------------------------------------------
            JAPAN (CONTINUED)
            OPTICAL SUPPLIES - 0.54%
    5,400   Hoya Corp. ..................................    $   334,894
                                                             -----------

            PAPER & RELATED PRODUCTS - 0.40%
   52,000   Oji Paper Co., Ltd ..........................        245,605
                                                             -----------

            PETROCHEMICALS - 0.34%
   49,000   Mitsui Chemicals, Inc. ......................        210,506
                                                             -----------

            PRINTING - COMMERCIAL - 0.31%
   22,000   Toppan Printing Co., Ltd. ...................        194,266
                                                             -----------

            RETAIL - APPAREL/SHOE - 0.31%
    3,100   Shimamura Co., Ltd. .........................        193,527
                                                             -----------

            RETAIL - MISCELLANEOUS/DIVERSIFIED - 3.36%
   53,000   Ito-Yokado Co., Ltd. ........................      2,080,992
                                                             -----------

            TRANSPORT - TRUCK - 0.53%
   73,000   Nippon Express Co., Ltd. ....................        329,202
                                                             -----------
            Total Japan (cost - $13,546,640) ............     11,790,028
                                                             -----------

            NETHERLANDS - 3.56%
            APPAREL MANUFACTURERS - 0.41%
    3,000   Gucci Group NV ..............................        252,609
                                                             -----------

            BREWERY - 2.21%
   34,900   Heineken NV .................................      1,369,664
                                                             -----------

            FOOD - MISCELLANEOUS/DIVERSIFIED - 0.59%
    6,200   Unilever NV .................................        367,035
                                                             -----------

            PUBLISHING - BOOKS - 0.35%
   18,200   Reed Elsevier NV                                     217,464
                                                             -----------
            Total Netherlands (cost - $2,452,992) .......      2,206,772
                                                             -----------

            NEW ZEALAND - 0.26%
            TELECOM SERVICES - 0.26%
   70,500   Telecom Corporation of New Zealand, Ltd.
              (cost - $159,559) .........................        162,677
                                                             -----------

            NORWAY - 2.27%
            DIVERSIFIED MANUFACTURING OPERATIONS - 1.31%
   21,500   Norsk Hydro ASA .............................        809,427
                                                             -----------

            TELECOMMUNICATION EQUIPMENT - 0.96%
   61,000   Tandberg ASA* ...............................        596,764
                                                             -----------
            Total Norway (cost - $1,585,636) ............      1,406,191
                                                             -----------

The accompanying notes are an integral part of the financial statements.

                 T H E   B E A R   S T E A R N S   F U N D S

                         International Equity Portfolio
                            PORTFOLIO OF INVESTMENTS
                               SEPTEMBER 30, 2002
                                   (UNAUDITED)

------------------------------------------------------------------------
SHARES                                                           VALUE
------------------------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            RUSSIA - 0.70%
            OIL COMPANIES - INTEGRATED - 0.70%
    3,200   YUKOS, ADR (cost - $471,086) ................    $   430,699
                                                             -----------

            SINGAPORE - 7.88%
            ELECTRONIC COMPONENTS - MISCELLANEOUS - 0.33%
   34,000   Venture Corp., Ltd. .........................        202,780
                                                             -----------

            MONEY CENTER BANKS - 6.55%
  213,000   DBS Group Holdings Ltd. .....................      1,342,261
  230,000   Oversea-Chinese Banking Corp. Ltd. ..........      1,242,334
  220,000   United Overseas Bank Ltd. ...................      1,473,020
                                                             -----------
                                                               4,057,615
                                                             -----------

            PUBLISHING - NEWSPAPERS - 0.76%
   44,000   Singapore Press Holdings Ltd. ...............        470,376
                                                             -----------

            REAL ESTATE OPERATORS/DEVELOPERS - 0.24%
   56,000   City Developments Ltd. ......................        148,090
                                                             -----------
            Total Singapore (cost - $6,121,390) .........      4,878,861
                                                             -----------

            SOUTH KOREA - 7.26%
            COMMERCIAL BANKS - NON-U.S. - 2.90%
   50,700   Kookmin Bank, ADR ...........................      1,796,301
                                                             -----------

            ELECTRONIC COMPONENTS - SEMICONDUCTORS - 3.79%
   19,300   Samsung Electronics Co., Ltd., GDR (a) .....       2,346,181
                                                             -----------

            STEEL - PRODUCERS - 0.57%
   16,300   POSCO, ADR ..................................        351,754
                                                             -----------
            Total South Korea (cost - $4,905,824) .......      4,494,236
                                                             -----------

            SWEDEN - 1.47%
            APPLIANCES - 0.58%
   23,600   Electrolux AB, Series B .....................        356,322
                                                             -----------

            RETAIL - APPAREL/SHOE - 0.89%
   31,800   Hennes & Mauritz AB (H&M) ...................        552,149
                                                             -----------
            Total Sweden (cost - $1,033,635) ............        908,471
                                                             -----------

            SWITZERLAND - 8.41%
            CHEMICALS - SPECIALTY - 1.57%
    9,900   Ciba Specialty Chemicals AG .................        652,519
    5,800   Syngenta AG* ................................        316,535
                                                             -----------
                                                                 969,054
                                                             -----------

------------------------------------------------------------------------
SHARES                                                           VALUE
------------------------------------------------------------------------
            SWITZERLAND (CONTINUED)
            FOOD - MISCELLANEOUS/DIVERSIFIED - 2.49%
    7,060   Nestle SA ...................................    $ 1,543,117
                                                             -----------

            MEDICAL - DRUGS - 4.35%
   40,680   Novartis AG .................................      1,608,478
   16,000   Roche Holding AG ............................      1,082,270
                                                             -----------
                                                               2,690,748
                                                             -----------
            Total Switzerland (cost - $5,412,005) .......      5,202,919
                                                             -----------

            THAILAND - 0.47%
            COMMERCIAL BANKS - NON-U.S. - 0.47%
  235,000   Bangkok Bank Public Co., Ltd.*
              (cost - $404,252) .........................        287,910
                                                             -----------

            UNITED KINGDOM - 15.99%
            AUTO/TRUCK PARTS & EQUIPMENT - 0.31%
   50,600   GKN plc, Ord 50p ............................        193,961
                                                             -----------

            BEVERAGES - WINE/SPIRITS - 1.66%
   83,000   Diageo plc, Ord 29p .........................      1,029,849
                                                             -----------

            CHEMICALS - DIVERSIFIED - 0.63%
   28,600   BOC Group plc, Ord 25p ......................        389,945
                                                             -----------

            FOOD - MISCELLANEOUS/DIVERSIFIED - 2.23%
  152,100   Unilever plc, Ord 1.4p ......................      1,380,141
                                                             -----------

            MEDICAL PRODUCTS - 0.53%
   54,000   Smith & Nephew plc, Ord 12.222p .............        326,094
                                                             -----------

            METAL - DIVERSIFIED - 0.68%
   26,300   Rio Tinto plc, Ord 10p ......................        422,693
                                                             -----------

            MONEY CENTER BANKS - 2.64%
  112,000   HSBC Holdings plc, Ord 10p ..................      1,152,367
   25,500   Royal Bank of Scotland Group plc, Ord 25p ...        481,216
                                                             -----------
                                                               1,633,583
                                                             -----------

            OIL COMPANIES - INTEGRATED - 1.29%
  119,600   BP plc, Ord 17p .............................        799,353
                                                             -----------

            PUBLISHING - BOOKS - 0.66%
   47,300   Reed Elsevier plc, Ord 12.5p ................        406,508
                                                             -----------

            RETAIL - APPAREL/SHOE - 1.38%
   58,400   Next plc, Ord 10p ...........................        853,192
                                                             -----------

The accompanying notes are an integral part of the financial statements.

                 T H E   B E A R   S T E A R N S   F U N D S

                         International Equity Portfolio
                            PORTFOLIO OF INVESTMENTS
                               SEPTEMBER 30, 2002
                                   (UNAUDITED)

------------------------------------------------------------------------
SHARES                                                           VALUE
------------------------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            UNITED KINGDOM (CONTINUED)
            RETAIL - MAJOR DEPARTMENT STORES - 0.93%
  114,223   Marks & Spencer Group plc, Ord 25p ..........    $   576,603
                                                             -----------

            SOAP & CLEANING PREPARATIONS - 2.75%
   90,100   Reckitt Benckiser plc, Ord 10.526p ..........      1,700,294
                                                             -----------

            TOBACCO - 0.30%
   11,600   Imperial Tobacco Group plc, Ord 10p .........        183,334
                                                             -----------
            Total United Kingdom
              (cost - $10,083,051) ......................      9,895,550
                                                             -----------
            Total Common Stocks
              (cost - $67,734,968) ......................     60,811,933
                                                             -----------

------------------------------------------------------------------------
SHARES                                                           VALUE
------------------------------------------------------------------------
           SHORT TERM INVESTMENTS -- 4.95%
           UNITED STATES - 4.95%
            INVESTMENT COMPANIES - 4.95%
  566,982   Federated Automated Government
              Money Trust, 1.26%** ......................    $   566,982
2,494,811   Federated Investors, Trust for Short-Term
              U.S. Government Securities, 1.45%** .......      2,494,811
                                                             -----------
            Total Short-Term Investments
              (cost - $3,061,793) .......................      3,061,793
                                                             -----------
            Total Investments -- 103.22%
              (cost - $70,796,761) ......................     63,873,726
            Liabilities in excess of other
              assets -- (3.22)% .........................     (1,988,875)
                                                             -----------
            Net Assets -- 100.00% .......................    $61,884,851
                                                             ===========

-------
ADR   American Depositary Receipts.
GDR   Global Depositary Receipts.
*     Non-income producing security.
** Money market fund; interest rate reflects SEC seven-day yield at September 30, 2002.
(a) SEC Rule 144A security. Such securities are traded only among qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

                   T H E   B E A R   S T E A R N S   F U N D S

                       STATEMENTS OF ASSETS & LIABILITIES

                               SEPTEMBER 30, 2002
                                   (UNAUDITED)

                                                                    S&P STARS                     INTRINSIC      SMALL CAP
                                                   S&P STARS      OPPORTUNITIES   THE INSIDERS      VALUE          VALUE
                                                   PORTFOLIO        PORTFOLIO      SELECT FUND    PORTFOLIO      PORTFOLIO
                                                 --------------   -------------   ------------   -----------    -----------
ASSETS
   Investments, at value (cost -
     $1,917,790,079, $59,922,039,
     $34,404,284, $70,846,688,
     $66,488,024, $44,790,746,
     $70,796,761, respectively) .................$1,381,229,094    $53,273,468    $29,887,915    $55,558,426    $56,379,152
   Cash                                                      --        248,218             --             --             --
   Deposit with broker for securities
     sold short .................................     8,705,558        874,358             --             --             --
   Collateral received for securities loaned ....    37,060,338        391,000             --             --      1,685,070
   Dividend, interest and reclaims receivable ...       924,210        30,909          34,050         87,010         75,531
   Receivable for Portfolio shares sold .........       832,097         35,328        113,245         38,081          6,495
   Receivable for investments sold ..............     9,371,018        373,930             --        173,863        195,807
   Unrealized gain on open forward
     foreign currency exchange contracts ........            --             --             --             --             --
   Deferred organization expenses
     and other assets ...........................        38,787         52,197         31,046         32,005         28,931
                                                 --------------    -----------    -----------    -----------    -----------
        Total assets ............................ 1,438,161,102     55,279,408     30,066,256     55,889,385     58,370,986
                                                 --------------    -----------    -----------    -----------    -----------
LIABILITIES
   Securities sold short, at value (proceeds
     received - $9,392,104, $794,257,
     respectively) ..............................     8,979,900        746,510             --             --             --
   Payable upon return for securities loaned ....    37,060,338        391,000             --             --      1,685,070
   Load payable .................................     3,147,100             --             --             --             --
   Payable for investments purchased ............     8,398,362        959,978             --        328,131      1,274,087
   Payable for Portfolio shares redeemed ........     9,439,218        216,216         69,883        125,012      1,394,665
   Advisory fee payable .........................       689,841          2,061         15,918         10,987          1,745
   Administration fee payable ...................       219,513          6,953          3,925          7,087          7,137
   Distributions and service fees payable
     (Class A, B, and C Shares) .................     2,765,095        111,475         63,650         80,858         66,330
   Custodian fee payable ........................        37,285          5,777          2,221          2,956          3,161
   Accrued expenses .............................     1,353,845         82,127         98,581         88,222         99,660
                                                 --------------    -----------    -----------    -----------    -----------
        Total Liabilities .......................    72,090,497      2,522,097        254,178        643,253      4,531,855
                                                 --------------    -----------    -----------    -----------    -----------
NET ASSETS
   Capital stock, $0.001 par value
     (unlimited shares of beneficial interest
     authorized) ................................        87,318          4,999          2,486          3,886          3,735
   Paid-in capital .............................. 2,766,738,838     68,014,559     34,955,664     70,644,321     63,205,783
   Undistributed net investment
     income/(loss) ..............................   (11,997,329)      (410,609)       (24,892)       453,489         56,803
   Accumulated net realized gain/(loss) from
     investments, foreign currency related
     transactions and securities sold short,
     if any .....................................  (852,609,441)    (8,250,814)      (604,811)      (567,302)       681,682
   Net unrealized depreciation on
     investments, foreign currency related
     transactions and securities sold short,
     if any .....................................  (536,148,781)    (6,600,824)    (4,516,369)   (15,288,262)   (10,108,872)
                                                 --------------    -----------    -----------    -----------    -----------
        Net assets ..............................$1,366,070,605    $52,757,311    $29,812,078    $55,246,132    $53,839,131
                                                 --------------    -----------    -----------    -----------    -----------
                                                        ALPHA      INTERNATIONAL
                                                       GROWTH          EQUITY
                                                      PORTFOLIO      PORTFOLIO
                                                     -----------   -------------
ASSETS
   Investments, at value (cost -
     $1,917,790,079, $59,922,039,
     $34,404,284, $70,846,688,
     $66,488,024, $44,790,746,
     $70,796,761, respectively) .................    $43,065,241    $63,873,726
   Cash .........................................             --             --
   Deposit with broker for securities
     sold short .................................             --             --
   Collateral received for securities loaned ....             --             --
   Dividend, interest and reclaims receivable ...         49,122        221,530
   Receivable for Portfolio shares sold .........        214,774         49,191
   Receivable for investments sold ..............             --        167,046
   Unrealized gain on open forward
     foreign currency exchange contracts ........             --         13,687
   Deferred organization expenses
     and other assets ...........................         40,474         37,738
                                                     -----------    -----------
        Total assets ............................     43,369,611     64,362,918
                                                     -----------    -----------
LIABILITIES
   Securities sold short, at value (proceeds
     received - $9,392,104, $794,257,
     respectively) ..............................             --             --
   Payable upon return for securities loaned ....             --             --
   Load payable .................................             --             --
   Payable for investments purchased ............        967,359      1,528,293
   Payable for Portfolio shares redeemed ........        101,837        688,082
   Advisory fee payable .........................            333         54,033
   Administration fee payable ...................          5,301          8,182
   Distributions and service fees payable
     (Class A, B, and C Shares) .................         74,429         96,336
   Custodian fee payable ........................          5,756          9,828
   Accrued expenses .............................         77,190         93,313
                                                     -----------    -----------
        Total Liabilities .......................      1,232,205      2,478,067
                                                     -----------    -----------
NET ASSETS
   Capital stock, $0.001 par value
     (unlimited shares of beneficial interest
     authorized) ................................          2,697          5,371
   Paid-in capital ..............................     44,369,040    119,580,777
   Undistributed net investment
     income/(loss) ..............................        (90,838)       297,468
   Accumulated net realized gain/(loss) from
     investments, foreign currency related
     transactions and securities sold short,
     if any .....................................       (417,988)   (51,112,847)
   Net unrealized depreciation on
     investments, foreign currency related
     transactions and securities sold short,
     if any .....................................     (1,725,505)    (6,885,918)
                                                     -----------    -----------
        Net assets ..............................    $42,137,406    $61,884,851
                                                     -----------    -----------

   The accompanying notes are an integral part of the financial statements.

                   T H E   B E A R   S T E A R N S   F U N D S

                          STATEMENTS OF ASSETS & LIABILITIES

                                  SEPTEMBER 30, 2002
                                     (UNAUDITED)

                                                                    S&P STARS                     INTRINSIC      SMALL CAP
                                                   S&P STARS      OPPORTUNITIES   THE INSIDERS      VALUE          VALUE
                                                   PORTFOLIO        PORTFOLIO      SELECT FUND    PORTFOLIO      PORTFOLIO
                                                 --------------   -------------   ------------   -----------    -----------
CLASS A
   Net assets ................................... $  589,385,059    $22,705,562   $14,067,918    $15,881,489    $15,041,157
                                                  --------------    -----------   -----------    -----------    -----------
   Shares of beneficial interest outstanding ....     37,233,834      2,144,904     1,149,535      1,113,150      1,041,714
                                                  --------------    -----------   -----------    -----------    -----------
   Net asset value per share ....................         $15.83         $10.59        $12.24         $14.27         $14.44
                                                          ======         ======        ======         ======         ======
   Maximum offering price per share
     (net asset value plus sales charge of
     5.50%* of the offering price) ..............         $16.75         $11.21        $12.95         $15.10         $15.28
                                                          ======         ======        ======         ======         ======
CLASS B
   Net assets ................................... $  365,820,433    $16,190,278   $ 9,015,527    $ 9,011,523    $ 5,467,223
                                                  --------------    -----------   -----------    -----------    -----------
   Shares of beneficial interest outstanding ....     23,781,526      1,538,566       766,944        646,229        391,189
                                                  --------------    -----------   -----------    -----------    -----------
   Net asset value and offering price
     per share** ................................         $15.38         $10.52        $11.76         $13.94         $13.98
                                                          ======         ======        ======         ======         ======
CLASS C
   Net assets ................................... $  300,672,869    $12,704,484   $ 6,261,542    $10,699,416    $10,513,313
                                                  --------------    -----------   -----------    -----------    -----------
   Shares of beneficial interest outstanding ....     19,556,632      1,206,576       532,685        763,026        751,317
                                                  --------------    -----------   -----------    -----------    -----------
   Net asset value and offering price
     per share** ................................         $15.37         $10.53        $11.75         $14.02         $13.99
                                                          ======         ======        ======         ======         ======
CLASS Y
   Net assets ................................... $  110,192,244    $ 1,156,987    $  467,091    $19,653,704    $22,817,438
                                                  --------------    -----------   -----------    -----------    -----------
   Shares of beneficial interest outstanding ....      6,745,850        108,845        37,182      1,363,535      1,550,677
                                                  --------------    -----------   -----------    -----------    -----------
   Net asset value, offering and redemption
     price per share ............................         $16.33         $10.63        $12.56         $14.41         $14.71
                                                          ======         ======        ======         ======         ======
                                                    ALPHA      INTERNATIONAL
                                                   GROWTH          EQUITY
                                                  PORTFOLIO      PORTFOLIO
                                                 -----------   -------------
CLASS A
   Net assets ...................................$24,229,507    $23,522,025
                                                 -----------    -----------
   Shares of beneficial interest outstanding ....  1,534,900      2,027,857
                                                 -----------    -----------
   Net asset value per share ....................     $15.79         $11.60
                                                      ======         ======
   Maximum offering price per share
     (net asset value plus sales charge of
     5.50%* of the offering price) ..............     $16.71         $12.28
                                                      ======         ======
CLASS B
   Net assets ...................................$10,353,118    $ 5,467,768
                                                 -----------    -----------
   Shares of beneficial interest outstanding ....    671,955        483,142
                                                 -----------    -----------
   Net asset value and offering price
     per share** ................................     $15.41         $11.32
                                                      ======         ======
CLASS C
   Net assets ...................................$ 7,554,781    $16,420,410
                                                 -----------    -----------
   Shares of beneficial interest outstanding ....    490,564      1,450,967
                                                 -----------    -----------
   Net asset value and offering price
     per share** ................................     $15.40         $11.32
                                                      ======         ======
CLASS Y
   Net assets ...................................         --    $16,474,648
                                                 -----------    -----------
   Shares of beneficial interest outstanding ....         --      1,409,357
                                                 -----------    -----------
   Net asset value, offering and redemption
     price per share ............................         --         $11.69
                                                      ======         ======

---------

*    On investments of $50,000 or more, the offering price is reduced.

** Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of the financial statements.

                   T H E   B E A R   S T E A R N S   F U N D S

                            STATEMENTS OF OPERATIONS
                   FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2002
                                   (UNAUDITED)

                                                                     S&P STARS                       INTRINSIC      SMALL CAP
                                                     S&P STARS     OPPORTUNITIES     THE INSIDERS      VALUE          VALUE
                                                     PORTFOLIO       PORTFOLIO        SELECT FUND    PORTFOLIO      PORTFOLIO
                                                  --------------   -------------     ------------   -----------    -----------
INVESTMENT INCOME
   Dividends ....................................   $  4,143,228    $   156,921     $    291,898   $    721,127   $    533,351
   Interest .....................................        132,249           5,477          30,455         14,757         22,195
   Securities lending income ....................         92,802             324              --             --          4,288
     Less:   Foreign taxes withheld .............             --              --              --             --             --
                                                   -------------    ------------    ------------   ------------   ------------
                                                       4,368,279         162,722         322,353        735,884        559,834
                                                   -------------    ------------    ------------   ------------   ------------
EXPENSES
   Advisory Fees ................................      7,236,719         244,224         108,564        249,715        264,061
   Administration fees ..........................      1,241,185          48,845          27,490         49,943         52,812
   Distribution and service fees - Class A ......      2,106,304          69,051          43,813         49,592         49,258
   Distribution and service fees - Class B ......      2,518,885         100,127          53,333         53,307         33,912
   Distribution and service fees - Class C ......      2,110,082          78,692          39,381         65,356         67,808
   Accounting fees ..............................        314,758          23,019          13,608         20,144         24,742
   Legal and auditing fees ......................         50,013          27,324          28,188         27,904         29,494
   Custodian fees and expenses ..................        109,790          14,662           6,010          6,614         10,737
   Insurance expenses ...........................          4,740             494           3,490          3,490          3,569
   Amortization of organization expenses ........             --              --              --             --             --
   Federal and state registration fees .........          76,038           3,589          20,544         23,404         22,204
   Reports and notices to shareholders ..........        178,482           5,014           2,497          3,926          4,098
   Transfer agent fees and expenses .............      1,695,800          76,140          80,543         85,775         92,685
   Trustees' fees and expenses ..................          6,268           5,578           5,571          5,370          5,380
   Other ........................................         76,366           2,299           1,504          1,712          1,568
                                                   -------------    ------------    ------------   ------------   ------------
       Total expenses before waivers and
         related reimbursements .................     17,725,430         699,058         434,536        646,252        662,328
       Less: waivers and related
         reimbursements .........................     (1,359,822)       (125,727)        (87,291)      (145,066)      (159,297)
                                                   -------------    ------------    ------------   ------------   ------------
       Total expenses after waivers and
         related reimbursements .................     16,365,608         573,331         347,245        501,186        503,031
                                                   -------------    ------------    ------------   ------------   ------------
   Net investment income/(loss) .................    (11,997,329)       (410,609)        (24,892)       234,698         56,803
                                                   -------------    ------------    ------------   ------------   ------------
NET REALIZED AND UNREALIZED
LOSS ON INVESTMENTS
   Net realized gain/(loss) from:
     Investments ................................   (348,397,503)     (8,537,818)       (515,311)      (478,654)    (3,355,606)
     Foreign currency related transactions .....              --              --              --             --             --
     Securities sold short ......................      5,221,158         348,590              --             --             --
   Net change in unrealized appreciation/
     (depreciation) on investments and
     foreign currency related transactions, if any  (549,126,644)    (11,098,076)    (10,835,777)   (21,941,702)   (20,514,262)
     Securities sold short ......................        412,204          57,848              --             --             --
                                                   -------------    ------------    ------------   ------------   ------------
   Net realized and unrealized loss
     on investments .............................   (891,890,785)    (19,229,456)    (11,351,088)   (22,420,356)   (23,869,868)
                                                   -------------    ------------    ------------   ------------   ------------
   NET DECREASE IN NET ASSETS
     RESULTING FROM OPERATIONS ..................  $(903,888,114)   $(19,640,065)   $(11,375,980)  $(22,185,658)  $(23,813,065)
                                                   =============    ============    ============   ============   ============
                                                     ALPHA      INTERNATIONAL
                                                    GROWTH          EQUITY
                                                   PORTFOLIO      PORTFOLIO
                                                  -----------   -------------
INVESTMENT INCOME
   Dividends ....................................   $   194,839   $    932,250
   Interest .....................................        52,460        134,609
   Securities lending income ....................            --            297
     Less:   Foreign taxes withheld .............            --        (91,256)
                                                    -----------   ------------
                                                        247,299        975,900
                                                    -----------   ------------
EXPENSES
   Advisory Fees ................................       136,692        377,692
   Administration fees ..........................        32,071         56,654
   Distribution and service fees - Class A ......        61,411         72,190
   Distribution and service fees - Class B ......        52,163         33,982
   Distribution and service fees - Class C ......        35,311        100,144
   Accounting fees ..............................        15,105         22,100
   Legal and auditing fees ......................        27,124         31,687
   Custodian fees and expenses .................          9,715         31,038
   Insurance expenses ...........................         3,490          3,665
   Amortization of organization expenses ........         3,964         14,007
   Federal and state registration fees .........         22,509         25,049
   Reports and notices to shareholders ..........         2,407          6,518
   Transfer agent fees and expenses .............        66,782         79,530
   Trustees' fees and expenses ..................         5,578          5,516
   Other ........................................         1,504          2,255
                                                    -----------   ------------
       Total expenses before waivers and
         related reimbursements .................       475,826        862,027
       Less: waivers and related
         reimbursements ........................       (137,689)      (183,595)
                                                    -----------   ------------
       Total expenses after waivers and
         related reimbursements .................       338,137        678,432
                                                    -----------   ------------
   Net investment income/(loss) .................       (90,838)       297,468
                                                    -----------   ------------
NET REALIZED AND UNREALIZED
LOSS ON INVESTMENTS
   Net realized gain/(loss) from:
     Investments ...............................      3,070,152     (5,315,348)
     Foreign currency related transactions ......            --       (837,550)
     Securities sold short ......................            --             --
   Net change in unrealized appreciation/
     (depreciation) on investments and
     foreign currency related transactions, if any  (10,536,096)   (10,947,509)
     Securities sold short ......................            --             --
                                                    -----------   ------------
   Net realized and unrealized loss
     on investments .............................    (7,465,944)   (17,100,407)
                                                    -----------   ------------
   NET DECREASE IN NET ASSETS
     RESULTING FROM OPERATIONS ..................   $(7,556,782)  $(16,802,939)
                                                    ===========   ============

The accompanying notes are an integral part of the financial statements.

                   T H E   B E A R   S T E A R N S   F U N D S

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        S&P STARS OPPORTUNITIES
                                                   S&P STARS PORTFOLIO                          PORTFOLIO
                                         ------------------------------------   -------------------------------------
                                               FOR THE            FOR THE            FOR THE          FOR THE PERIOD
                                          SIX MONTHS ENDED   FISCAL YEAR ENDED  SIX MONTHS ENDED      OCTOBER 1, 2001*
                                         SEPTEMBER 30, 2002      MARCH 31,       SEPTEMBER 30, 2002  THROUGH MARCH 31,
                                            (unaudited)            2002             (unaudited)           2002
                                         ------------------  -----------------  -------------------  ------------------
INCREASE/(DECREASE) IN NET ASSETS
  FROM OPERATIONS
  Net investment income/(loss) .........   $  (11,997,329)     $  (35,959,530)      $   (410,609)     $   (239,747)
  Net realized gain/(loss) from
    investments, foreign currency
    related transactions and securities
    sold short, if any..................     (343,176,345)       (344,992,054)        (8,189,228)          177,671
  Net change in unrealized appreciation/
    (depreciation) on investments,
    foreign currency related
    transactions and securities sold
    short, if any ......................     (548,714,440)         73,379,674        (11,040,228)        4,439,404
                                           --------------      --------------       ------------      ------------
  Net increase/(decrease) in net
    assets, resulting from operations...     (903,888,114)       (307,571,910)       (19,640,065)        4,377,328
                                           --------------      --------------       ------------      ------------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM
  Net investment income
    Class A Shares .....................               --                  --                 --                --
    Class B Shares .....................               --                  --                 --                --
    Class C Shares .....................               --                  --                 --                --
    Class Y Shares .....................               --                  --                 --                --
                                           --------------      --------------       ------------      ------------
                                                       --                  --                 --                --
                                           --------------      --------------       ------------      ------------
  Net realized capital gains
    Class A Shares .....................               --                  --                 --                --
    Class B Shares .....................               --                  --                 --                --
    Class C Shares .....................               --                  --                 --                --
    Class Y Shares .....................               --                  --                 --                --
                                           --------------      --------------       ------------      ------------
                                                       --                  --                 --                --
                                           --------------      --------------       ------------      ------------
SHARES OF BENEFICIAL INTEREST
  Net proceeds from the sale of shares .      106,691,178         902,204,412         19,101,289        72,480,849
  Cost of shares repurchased ...........     (433,407,203)       (508,590,833)       (16,736,000)       (6,826,090)
  Shares issued in reinvestment of
   dividends ...........................               --                  --                 --                --
                                           --------------      --------------       ------------      ------------
  Net increase/(decrease) in net assets
    derived from shares of beneficial
    interest transact ..................     (326,716,025)        393,613,579          2,365,289        65,654,759
                                           --------------      --------------       ------------      ------------
  Total increase/(decrease) in net
   assets ..............................   (1,230,604,139)         86,041,669        (17,274,776)       70,032,087
                                           --------------      --------------       ------------      ------------
NET ASSETS
  Beginning of period ..................    2,596,674,744       2,510,633,075         70,032,087                --
                                           --------------      --------------       ------------      ------------
  End of period** ......................   $1,366,070,605      $2,596,674,744       $ 52,757,311      $ 70,032,087
                                           ==============      ==============       ============      ============
                                                 THE INSIDERS SELECT FUND
                                            ------------------------------------
                                                FOR THE              FOR THE
                                            SIX MONTHS ENDED    FISCAL YEAR ENDED
                                           SEPTEMBER 30, 2002       MARCH 31,
                                              (unaudited)             2002
                                           -----------------    -----------------
INCREASE/(DECREASE) IN NET ASSETS
  FROM OPERATIONS
  Net investment income/(loss) .........     $    (24,892)       $    (90,796)
  Net realized gain/(loss) from
    investments, foreign currency
    related transactions and securities
    sold short, if any..................         (515,311)             12,305
  Net change in unrealized appreciation/
    (depreciation) on investments,
    foreign currency related
    transactions and securities sold
    short, if any ......................      (10,835,777)          1,476,933
                                             ------------        ------------
  Net increase/(decrease) in net
    assets, resulting from operations...      (11,375,980)          1,398,442
                                             ------------        ------------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM
  Net investment income
    Class A Shares .....................               --                  --
    Class B Shares .....................               --                  --
    Class C Shares .....................               --                  --
    Class Y Shares .....................               --                  --
                                             ------------        ------------
                                                       --                  --
                                             ------------        ------------
  Net realized capital gains
    Class A Shares .....................               --          (1,609,248)
    Class B Shares .....................               --            (957,044)
    Class C Shares .....................               --            (802,040)
    Class Y Shares .....................               --             (68,330)
                                             ------------        ------------
                                                       --          (3,436,662)
                                             ------------        ------------
SHARES OF BENEFICIAL INTEREST
  Net proceeds from the sale of shares .        8,207,214          13,976,474
  Cost of shares repurchased ...........       (5,702,091)         (9,339,567)
  Shares issued in reinvestment of
   dividends ...........................               --           3,201,070
                                             ------------        ------------
  Net increase/(decrease) in net assets
    derived from shares of beneficial
    interest transact ..................        2,505,123           7,837,977
                                             ------------        ------------
  Total increase/(decrease) in net
   assets ..............................       (8,870,857)          5,799,757
                                             ------------        ------------
NET ASSETS
  Beginning of period ..................       38,682,935          32,883,178
                                             ------------        ------------
  End of period** ......................     $ 29,812,078        $ 38,682,935
                                             ============        ============

 *  Commencement of operations .........
**  Includes undistributed net investment income as follows:

                                                  FOR THE           FOR THE
                                            SIX MONTHS ENDED       FISCAL YEAR
                                            SEPTEMBER 30, 2002        ENDED
                                                (unaudited)      MARCH 31, 2002
                                            ------------------   --------------
  Intrinsic Value Portfolio                      $453,489            $218,791
  Small Cap Value Portfolio                        56,803                  --
  International Equity Portfolio                  297,468                  --

The accompanying notes are an integral part of the financial statements.

                                                 INTRINSIC VALUE PORTFOLIO                SMALL CAP VALUE PORTFOLIO
                                          -------------------------------------    -------------------------------------
                                               FOR THE             FOR THE             FOR THE          FOR THE PERIOD
                                           SIX MONTHS ENDED   FISCAL YEAR ENDED    SIX MONTHS ENDED    FISCAL YEAR ENDED
                                          SEPTEMBER 30, 2002      MARCH 31,        SEPTEMBER 30, 2002  THROUGH MARCH 31,
                                             (UNAUDITED)            2002              (UNAUDITED)              2002
                                          ------------------  -----------------     -----------------  -----------------
INCREASE/(DECREASE) IN NET ASSETS
  FROM OPERATIONS
  Net investment income/(loss) .........     $    234,698        $    212,434         $     56,803        $   (111,729)
  Net realized gain/(loss) from
    investments, foreign currency
    related transactions and securities
    sold short, if any..................         (478,654)              6,021           (3,355,606)          5,377,979
  Net change in unrealized appreciation/
    (depreciation) on investments,
    foreign currency related
    transactions and securities sold
    short, if any ......................      (21,941,702)          1,982,246          (20,514,262)          7,192,546
                                              ------------       ------------         ------------        ------------
  Net increase/(decrease) in net
    assets, resulting from operations...      (22,185,658)          2,200,701          (23,813,065)         12,458,796
                                              ------------       ------------         ------------        ------------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM
  Net investment income
    Class A Shares .....................               --             (9,294)                   --                  --
    Class B Shares .....................               --                  --                   --                  --
    Class C Shares .....................               --                  --                   --                  --
    Class Y Shares .....................               --             (29,318)                  --                  --
                                              ------------       ------------         ------------        ------------
                                                       --             (38,612)                  --                  --
                                              ------------       ------------         ------------        ------------
  Net realized capital gains
    Class A Shares .....................               --            (451,116)                  --          (1,013,046)
    Class B Shares .....................               --            (203,076)                  --            (300,405)
    Class C Shares .....................               --            (270,475)                  --            (723,299)
    Class Y Shares .....................               --            (474,371)                  --          (1,443,389)
                                              ------------       ------------         ------------        ------------
                                                       --          (1,399,038)                  --          (3,480,139)
                                              ------------       ------------         ------------        ------------
SHARES OF BENEFICIAL INTEREST
  Net proceeds from the sale of shares .       20,179,518          49,387,251            8,627,952          29,204,613
  Cost of shares repurchased ...........       (9,302,749)        (13,354,763)         (12,773,618)        (25,898,472)
  Shares issued in reinvestment of
   dividends ...........................               --           1,376,746                5,402           3,103,122
                                              ------------       ------------         ------------        ------------
  Net increase/(decrease) in net assets
    derived from shares of beneficial
    interest transact ..................       10,876,769          37,409,234           (4,140,264)          6,409,263
                                              ------------       ------------         ------------        ------------
  Total increase/(decrease) in net
   assets ..............................      (11,308,889)         38,172,285          (27,953,329)         15,387,920
NET ASSETS
  Beginning of period ..................        66,555,021         28,382,736           81,792,460          66,404,540
                                              ------------       ------------         ------------        ------------
  End of period** ......................      $ 55,246,132       $ 66,555,021         $ 53,839,131        $ 81,792,460
                                              ============       ============         ============        ============

                                                  ALPHA GROWTH PORTFOLIO                INTERNATIONAL EQUITY PORTFOLIO
                                          -------------------------------------    -------------------------------------
                                               FOR THE             FOR THE              FOR THE          FOR THE PERIOD
                                           SIX MONTHS ENDED   FISCAL YEAR ENDED     SIX MONTHS ENDED    FISCAL YEAR ENDED
                                          SEPTEMBER 30, 2002      MARCH 31,        SEPTEMBER 30, 2002        MARCH 31,
                                             (UNAUDITED)            2002              (UNAUDITED)              2002
                                          ------------------  -----------------     -----------------  -----------------
INCREASE/(DECREASE) IN NET ASSETS
  FROM OPERATIONS
  Net investment income/(loss) .........     $    (90,838)       $   (192,256)       $    297,468         $   (198,779)
  Net realized gain/(loss) from
    investments, foreign currency
    related transactions and securities
    sold short, if any..................        3,070,152          (1,271,500)         (6,152,898)         (26,169,644)
  Net change in unrealized appreciation/
    (depreciation) on investments,
    foreign currency related
    transactions and securities sold
    short, if any ......................      (10,536,096)          5,113,617         (10,947,509)          11,419,276
                                             ------------        ------------        ------------         ------------
  Net increase/(decrease) in net
    assets, resulting from operations...       (7,556,782)          3,649,861         (16,802,939)         (14,949,147)
                                             ------------        ------------        ------------         ------------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM
  Net investment income
    Class A Shares .....................               --                  --                  --                   --
    Class B Shares .....................               --                  --                  --                   --
    Class C Shares .....................               --                  --                  --                   --
    Class Y Shares .....................               --                  --                  --                   --
                                             ------------        ------------        ------------         ------------
                                                       --                  --                  --                   --
                                             ------------        ------------        ------------         ------------
  Net realized capital gains
    Class A Shares .....................               --                  --                  --                   --
    Class B Shares .....................               --                  --                  --                   --
    Class C Shares .....................               --                  --                  --                   --
    Class Y Shares .....................               --                  --                  --                   --
                                             ------------        ------------        ------------         ------------
                                                       --                  --                  --                   --
                                             ------------        ------------        ------------         ------------
SHARES OF BENEFICIAL INTEREST
  Net proceeds from the sale of shares .       20,883,031          17,614,962           9,823,349           69,154,576
  Cost of shares repurchased ...........       (9,972,230)        (12,211,138)        (12,980,075)         (64,044,379)
  Shares issued in reinvestment of
   dividends ...........................               --                  --                  --                   --
  Net increase/(decrease) in net assets
    derived from shares of beneficial
    interest transact ..................       10,910,801           5,403,824          (3,156,726)           5,110,197
                                             ------------        ------------        ------------         ------------
  Total increase/(decrease) in net
   assets ..............................        3,354,019           9,053,685         (19,959,665)          (9,838,950)
                                             ------------        ------------        ------------         ------------
NET ASSETS
  Beginning of period ..................       38,783,387          29,729,702          81,844,516           91,683,466
                                             ------------        ------------        ------------         ------------
  End of period** ......................     $ 42,137,406        $ 38,783,387        $ 61,884,851         $ 81,844,516
                                             ============        ============        ============         ============

                                      35

                   T H E   B E A R   S T E A R N S   F U N D S


                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

Contained below is per share operating performance data for each class of shares outstanding, total investment returns, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements.

--------------------------------------------------------------------------------

                                                                 NET                         NET                             NET
                                                                ASSET                    REALIZED AND      DISTRIBUTIONS    ASSET
                                                                VALUE,         NET        UNREALIZED          FROM NET      VALUE,
                                                              BEGINNING    INVESTMENT    GAIN/(LOSS)        ON REALIZED     END OF
                                                              OF PERIOD     LOSS**(1)   INVESTMENTS**(2)   CAPITAL GAINS    PERIOD
                                                             -----------  ------------  ----------------   -------------    ------
S&P STARS PORTFOLIO
CLASS A
  For the six months ended September 30, 2002 (unaudited)       $25.11       $(0.12)       $(9.16)                --        $15.83
  For the fiscal year ended March 31, 2002 ..............        27.85        (0.30)        (2.44)                --         25.11
  For the fiscal year ended March 31, 2001 ..............        36.42        (0.27)        (7.82)            $(0.48)        27.85
  For the fiscal year ended March 31, 2000 ..............        24.39        (0.21)        12.53              (0.29)        36.42
  For the fiscal year ended March 31, 1999 ..............        19.97        (0.12)         5.46              (0.92)        24.39
  For the fiscal year ended March 31, 1998 ..............        16.13        (0.13)         6.69              (2.72)        19.97
CLASS B
  For the six months ended September 30, 2002 (unaudited)        24.46        (0.17)        (8.91)                --         15.38
  For the fiscal year ended March 31, 2002 ..............        27.26        (0.41)        (2.39)                --         24.46
  For the fiscal year ended March 31, 2001 ..............        35.83        (0.37)        (7.72)             (0.48)        27.26
  For the fiscal year ended March 31, 2000 ..............        24.11        (0.27)        12.28              (0.29)        35.83
  For the fiscal year ended March 31, 1999 ..............        19.86        (0.12)         5.29              (0.92)        24.11
  For the period January 5, 1998* through March 31, 1998         17.37        (0.04)         2.53                 --         19.86
CLASS C
  For the six months ended September 30, 2002 (unaudited)        24.45        (0.17)        (8.91)                --         15.37
  For the fiscal year ended March 31, 2002 ..............        27.25        (0.42)        (2.38)                --         24.45
  For the fiscal year ended March 31, 2001 ..............        35.82        (0.38)        (7.71)             (0.48)        27.25
  For the fiscal year ended March 31, 2000 ..............        24.10        (0.30)        12.31              (0.29)        35.82
  For the fiscal year ended March 31, 1999 ..............        19.85        (0.22)         5.39              (0.92)        24.10
  For the fiscal year ended March 31, 1998 ..............        16.06        (0.22)         6.65              (2.64)        19.85
CLASS Y
  For the six months ended September 30, 2002 (unaudited)        25.82        (0.06)        (9.43)                --         16.33
  For the fiscal year ended March 31, 2002 ..............        28.49        (0.16)        (2.51)                --         25.82
  For the fiscal year ended March 31, 2001 ..............        37.05        (0.14)        (7.94)             (0.48)        28.49
  For the fiscal year ended March 31, 2000 ..............        24.68        (0.12)        12.78              (0.29)        37.05
  For the fiscal year ended March 31, 1999 ..............        20.11        (0.05)         5.54              (0.92)        24.68
  For the fiscal year ended March 31, 1998 ..............        16.23        (0.05)         6.74              (2.81)        20.11
-------------
  * Commencement of initial public offering.
 ** Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
(1) Reflects waivers and related reimbursements.
(2) The amounts shown for a share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of the sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods. Net realized and unrealized gain/(loss) on investments include short sale transactions, if any.
(3) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return is not annualized.



The accompanying notes are an integral part of the financial statements.

                                       36


                                                                TOTAL        NET ASSETS,          RATIO OF
                                                              INVESTMENT    END OF PERIOD        EXPENSES TO
                                                               RETURN(3)   (000's omitted)   AVERAGE NET ASSETS(1)
                                                              ----------   ---------------   ---------------------
CLASS A
  For the six months ended September 30, 2002 (unaudited)       (36.98)%     $  589,385             1.50%(5)
  For the fiscal year ended March 31, 2002 ..............        (9.80)       1,151,482             1.50
  For the fiscal year ended March 31, 2001 ..............       (22.36)       1,173,464             1.50
  For the fiscal year ended March 31, 2000 ..............        50.82          673,550             1.50
  For the fiscal year ended March 31, 1999 ..............        27.46          206,130             1.50
  For the fiscal year ended March 31, 1998 ..............        43.53          109,591             1.50(6)
CLASS B
  For the six months ended September 30, 2002 (unaudited)       (37.12)         365,820             2.00(5)
  For the fiscal year ended March 31, 2002 ..............       (10.27)         672,833             2.00
  For the fiscal year ended March 31, 2001 ..............       (22.73)         620,784             2.00
  For the fiscal year ended March 31, 2000 ..............        50.13          300,693             2.00
  For the fiscal year ended March 31, 1999 ..............        26.75           49,319             2.00
  For the period January 5, 1998* through March 31, 1998         14.34(4)         5,800             2.00(5)
CLASS C
  For the six months ended September 30, 2002 (unaudited)       (37.14)         300,673             2.00(5)
  For the fiscal year ended March 31, 2002 ..............       (10.28)         568,726             2.00
  For the fiscal year ended March 31, 2001 ..............       (22.74)         540,150             2.00
  For the fiscal year ended March 31, 2000 ..............        50.15          314,794             2.00
  For the fiscal year ended March 31, 1999 ..............        26.75           97,654             2.00
  For the fiscal year ended March 31, 1998 ..............        42.80           63,330             2.00(6)
CLASS Y
  For the six months ended September 30, 2002 (unaudited)       (36.75)         110,192             1.00(5)
  For the fiscal year ended March 31, 2002 ..............        (9.37)         203,633             1.00
  For the fiscal year ended March 31, 2001 ..............       (21.95)         176,235             1.00
  For the fiscal year ended March 31, 2000 ..............        51.61          154,015             1.00
  For the fiscal year ended March 31, 1999 ..............        28.02           52,483             1.00
  For the fiscal year ended March 31, 1998 ..............        44.22           35,652             1.00(6)

                                                                                     INCREASE/(DECREASE)
                                                                                        REFLECTED IN
                                                                RATIO OF                 EXPENSE AND
                                                             NET INVESTMENT      NET INVESTMENT LOSS RATIOS    PORTFOLIO
                                                                 LOSS TO             DUE TO WAIVERS AND         TURNOVER
                                                          AVERAGE NET ASSETS(1)    RELATED REIMBURSEMENTS         RATE
                                                          ---------------------  --------------------------    ---------
CLASS A
  For the six months ended September 30, 2002 (unaudited)        (1.03)%(5)                 0.14%(5)              68.94%
  For the fiscal year ended March 31, 2002 ..............        (1.12)                     0.08                 110.80
  For the fiscal year ended March 31, 2001 ..............        (1.04)                     0.10                  42.93
  For the fiscal year ended March 31, 2000 ..............        (1.12)                     0.18                  54.67
  For the fiscal year ended March 31, 1999 ..............        (0.73)                     0.27                  76.17
  For the fiscal year ended March 31, 1998 ..............        (0.83)(6)                  0.38                 172.78(7)
CLASS B
  For the six months ended September 30, 2002 (unaudited)        (1.53)(5)                  0.14(5)               68.94
  For the fiscal year ended March 31, 2002 ..............        (1.65)                     0.08                 110.80
  For the fiscal year ended March 31, 2001 ..............        (1.58)                     0.10                  42.93
  For the fiscal year ended March 31, 2000 ..............        (1.63)                     0.18                  54.67
  For the fiscal year ended March 31, 1999 ..............        (1.23)                     0.27                  76.17
  For the period January 5, 1998* through March 31, 1998         (1.47)(4)(5)               0.53(4)(5)           172.78(7)
CLASS C
  For the six months ended September 30, 2002 (unaudited)        (1.53)(5)                  0.14(5)               68.94
  For the fiscal year ended March 31, 2002 ..............        (1.65)                     0.08                 110.80
  For the fiscal year ended March 31, 2001 ..............        (1.58)                     0.10                  42.93
  For the fiscal year ended March 31, 2000 ..............        (1.63)                     0.18                  54.67
  For the fiscal year ended March 31, 1999 ..............        (1.23)                     0.27                  76.17
  For the fiscal year ended March 31, 1998 ..............        (1.32)(6)                  0.38                 172.78(7)
CLASS Y
  For the six months ended September 30, 2002 (unaudited)        (0.53)(5)                  0.14(5)               68.94
  For the fiscal year ended March 31, 2002 ..............        (0.65)                     0.08                 110.80
  For the fiscal year ended March 31, 2001 ..............        (0.47)                     0.10                  42.93
  For the fiscal year ended March 31, 2000 ..............        (0.56)                     0.18                  54.67
  For the fiscal year ended March 31, 1999 ..............        (0.23)                     0.27                  76.17
  For the fiscal year ended March 31, 1998 ..............        (0.32)(6)                  0.38                 172.78(7)

-------------
(4) The total investment return and ratios for a class of shares are not necessarily comparable to those of any other outstanding class of shares due to the timing differences in the commencement of initial public offerings.
(5) Annualized.
(6) Includes S&P STARS' share of S&P STARS Master Series' expenses for the period prior to June 25, 1997.
(7) Portfolio turnover rate is related to S&P STARS Master Series for the period prior to June 25, 1997.

                   T H E   B E A R   S T E A R N S   F U N D S


                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

Contained below is per share operating performance data for each class of shares outstanding, total investment returns, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements.

--------------------------------------------------------------------------------

                                                                   NET                       NET          NET
                                                                  ASSET                 REALIZED AND     ASSET
                                                                  VALUE,       NET        UNREALIZED     VALUE,      TOTAL
                                                                BEGINNING  INVESTMENT   GAIN/(LOSS) ON   END OF    INVESTMENT
                                                                OF PERIOD   LOSS**(1)  INVESTMENTS**(2)  PERIOD     RETURN(3)
                                                                ---------  ----------  ----------------  ------    ----------
S&P STARS OPPORTUNITIES PORTFOLIO
CLASS A
 For the six months ended September 30, 2002 (unaudited).......  $14.27      $(0.06)       $(3.62)      $10.59      (25.79)%
 For the period October 1, 2001* through March 31, 2002 .......   12.00       (0.04)         2.31        14.27       18.92
CLASS B
 For the six months ended September 30, 2002 (unaudited).......   14.23       (0.10)        (3.61)       10.52      (26.07)
 For the period October 1, 2001* through March 31, 2002 .......   12.00       (0.06)         2.29        14.23       18.58
CLASS C
 For the six months ended September 30, 2002 (unaudited).......   14.23       (0.10)        (3.60)       10.53      (26.00)
 For the period October 1, 2001* through March 31, 2002 .......   12.00       (0.06)         2.29        14.23       18.58
CLASS Y
 For the six months ended September 30, 2002 (unaudited).......   14.30       (0.03)        (3.64)       10.63      (25.66)
 For the period October 1, 2001* through March 31, 2002 .......   12.00       (0.02)         2.32        14.30       19.17

-------------
  * Commencement of operations.
 ** Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
(1) Reflects waivers and related reimbursements.
(2) The amounts shown for a share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of the sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods. Net realized and unrealized gain/(loss) on investments include short sale transactions.





The accompanying notes are an integral part of the financial statements.

                                       38

                                                                                                                    RATIO OF
                                                                       NET ASSETS,            RATIO OF           NET INVESTMENT
                                                                      END OF PERIOD         EXPENSES TO              LOSS TO
                                                                     (000's omitted)   AVERAGE NET ASSETS(1)   AVERAGE NET ASSETS(1)
                                                                     ---------------   ---------------------   ---------------------
CLASS A
 For the six months ended September 30, 2002 (unaudited)............    $22,706               1.50%(4)              (1.01)%(4)
 For the period October 1, 2001* through March 31, 2002 ............     30,004               1.50(4)               (0.90)(4)
CLASS B
 For the six months ended September 30, 2002 (unaudited)............     16,190               2.00(4)               (1.50)(4)
 For the period October 1, 2001* through March 31, 2002 ............     21,094               2.00(4)               (1.48)(4)
CLASS C
 For the six months ended September 30, 2002 (unaudited)............     12,704               2.00(4)               (1.50)(4)
 For the period October 1, 2001* through March 31, 2002 ............     16,412               2.00(4)               (1.43)(4)
CLASS Y
 For the six months ended September 30, 2002 (unaudited)............      1,157               1.00(4)               (0.42)(4)
 For the period October 1, 2001* through March 31, 2002 ............      2,522               1.00(4)               (0.40)(4)

                                                                    INCREASE/(DECREASE)
                                                                       REFLECTED IN
                                                                     EXPENSE AND NET
                                                                  INVESTMENT LOSS RATIOS        PORTFOLIO
                                                                    DUE TO WAIVERS AND          TURNOVER
                                                                  RELATED REIMBURSEMENTS          RATE
                                                                  ----------------------        ---------
CLASS A
 For the six months ended September 30, 2002 (unaudited).........         0.41%(4)                96.79%
 For the period October 1, 2001* through March 31, 2002 .........         0.85(4)                 66.89
CLASS B
 For the six months ended September 30, 2002 (unaudited).........         0.41(4)                 96.79
 For the period October 1, 2001* through March 31, 2002 .........         0.85(4)                 66.89
CLASS C
 For the six months ended September 30, 2002 (unaudited).........         0.41(4)                 96.79
 For the period October 1, 2001* through March 31, 2002 .........         0.85(4)                 66.89
CLASS Y
 For the six months ended September 30, 2002 (unaudited).........         0.41(4)                 96.79
 For the period October 1, 2001* through March 31, 2002 .........         0.85(4)                 66.89

-------------
(3) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return is not annualized.
(4) Annualized.

                   T H E   B E A R   S T E A R N S   F U N D S

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for each class of shares outstanding, total investment returns, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

                                                             NET                            NET
                                                            ASSET                       REALIZED AND      DIVIDENDS  DISTRIBUTIONS
                                                           VALUE,           NET          UNREALIZED        FROM NET    FROM NET
                                                          BEGINNING      INVESTMENT     GAIN/(LOSS) ON    INVESTMENT   REALIZED
                                                          OF PERIOD  INCOME/(LOSS)**(1) INVESTMENTS**(2)    INCOME   CAPITAL GAINS
                                                          ---------  ------------------ ----------------  ---------- -------------
THE INSIDERS SELECT FUND
CLASS A
  For the six months ended September 30, 2002 (unaudited)   $16.87       $ 0.01              $(4.64)          --             --
  For the fiscal year ended March 31, 2002 ..............    17.84        (0.01)               0.73           --         $(1.69)
  For the fiscal year ended March 31, 2001 ..............    16.90         0.01                3.05           --          (2.12)
  For the fiscal year ended March 31, 2000 ..............    17.02           --                0.07           --          (0.19)
  For the fiscal year ended March 31, 1999 ..............    17.88           --               (0.01)          --          (0.85)
  For the fiscal year ended March 31, 1998 ..............    14.58           --                6.30           --          (3.00)
CLASS B
  For the six months ended September 30, 2002 (unaudited)    16.24        (0.02)              (4.46)          --             --
  For the fiscal year ended March 31, 2002 ..............    17.32        (0.07)               0.68           --          (1.69)
  For the fiscal year ended March 31, 2001 ..............    16.54        (0.05)               2.95           --          (2.12)
  For the fiscal year ended March 31, 2000 ..............    16.75        (0.05)               0.03           --          (0.19)
  For the fiscal year ended March 31, 1999 ..............    17.69           --               (0.09)          --          (0.85)
  For the period January 6, 1998* through March 31, 1998     15.72         0.01                1.96           --             --
CLASS C
  For the six months ended September 30, 2002 (unaudited)    16.24        (0.02)              (4.47)          --             --
  For the fiscal year ended March 31, 2002 ..............    17.32        (0.08)               0.69           --          (1.69)
  For the fiscal year ended March 31, 2001 ..............    16.54        (0.07)               2.97           --          (2.12)
  For the fiscal year ended March 31, 2000 ..............    16.74        (0.05)               0.04           --          (0.19)
  For the fiscal year ended March 31, 1999 ..............    17.68           --               (0.09)          --          (0.85)
  For the fiscal year ended March 31, 1998 ..............    14.48        (0.07)               6.21           --          (2.94)
CLASS Y
  For the six months ended September 30, 2002 (unaudited)    17.27         0.04               (4.75)          --             --
  For the fiscal year ended March 31, 2002 ..............    18.13         0.07                0.76           --          (1.69)
  For the fiscal year ended March 31, 2001 ..............    17.09         0.09                3.07           --          (2.12)
  For the fiscal year ended March 31, 2000 ..............    17.33           --                0.13       $(0.18)         (0.19)
  For the fiscal year ended March 31, 1999 ..............    18.09           --                0.09           --          (0.85)
  For the fiscal year ended March 31, 1998 ..............    14.66         0.07                6.36           --          (3.00)

-----------
 *   Commencement of initial public offering.
** Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
(1)  Reflects waivers and related reimbursements.
(2) The amounts shown for a share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of the sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods.

The accompanying notes are an integral part of the financial statements.

                                                               NET
                                                              ASSET
                                                              VALUE,       TOTAL      NET ASSETS,            RATIO OF
                                                              END OF     INVESTMENT   END OF PERIOD          EXPENSES TO
                                                              PERIOD      RETURN(3)  (000's OMITTED)    AVERAGE NET ASSETS(1)
                                                              -------    ----------  ---------------    ---------------------
THE INSIDERS SELECT FUND
CLASS A
  For the six months ended September 30, 2002 (unaudited)      $12.24      (27.45)%       $14,068                1.65%(5)
  For the fiscal year ended March 31, 2002 ..............       16.87        4.62          19,060                1.65
  For the fiscal year ended March 31, 2001 ..............       17.84       17.92          17,372                1.65
  For the fiscal year ended March 31, 2000 ..............       16.90        0.40          15,187                1.65
  For the fiscal year ended March 31, 1999 ..............       17.02        0.29          24,395                1.65
  For the fiscal year ended March 31, 1998 ..............       17.88       46.02          21,912                1.65
CLASS B
  For the six months ended September 30, 2002 (unaudited)       11.76      (27.59)          9,016                2.15(5)
  For the fiscal year ended March 31, 2002 ..............       16.24        4.11          10,357                2.15
  For the fiscal year ended March 31, 2001 ..............       17.32       17.32           7,378                2.15
  For the fiscal year ended March 31, 2000 ..............       16.54       (0.13)          5,469                2.15
  For the fiscal year ended March 31, 1999 ..............       16.75       (0.16)          8,426                2.15
  For the period January 6, 1998* through March 31, 1998        17.69       12.53(4)        2,253                2.15(5)
CLASS C
  For the six months ended September 30, 2002 (unaudited)       11.75      (27.65)          6,262                2.15(5)
  For the fiscal year ended March 31, 2002 ..............       16.24        4.11           8,566                2.15
  For the fiscal year ended March 31, 2001 ..............       17.32       17.32           7,328                2.15
  For the fiscal year ended March 31, 2000 ..............       16.54       (0.07)          6,908                2.15
  For the fiscal year ended March 31, 1999 ..............       16.74       (0.16)         11,902                2.15
  For the fiscal year ended March 31, 1998 ..............       17.68       45.17          12,297                2.15
CLASS Y
  For the six months ended September 30, 2002 (unaudited)       12.56      (27.27)            467                1.15(5)
  For the fiscal year ended March 31, 2002 ..............       17.27        5.17             701                1.15
  For the fiscal year ended March 31, 2001 ..............       18.13       18.30             805                1.15
  For the fiscal year ended March 31, 2000 ..............       17.09        0.72             796                1.15
  For the fiscal year ended March 31, 1999 ..............       17.33        0.85             914                1.15
  For the fiscal year ended March 31, 1998 ..............       18.09       46.68           1,265                1.15

                                                                                         INCREASE/(DECREASE)
                                                                                            REFLECTED IN
                                                                  RATIO OF                 EXPENSE AND NET
                                                                NET INVESTMENT      INVESTMENT INCOME/(LOSS) RATIOS   PORTFOLIO
                                                               INCOME/(LOSS) TO           DUE TO WAIVERS AND          TURNOVER
                                                             AVERAGE NET ASSETS(1)      RELATED REIMBURSEMENTS          RATE
                                                             ---------------------  -------------------------------   ---------
THE INSIDERS SELECT FUND
CLASS A
  For the six months ended September 30, 2002 (unaudited)             0.10%(5)                  0.55%(5)               11.76%
  For the fiscal year ended March 31, 2002 ..............            (0.04)                     1.23                   57.26
  For the fiscal year ended March 31, 2001 ..............             0.08                      1.14                   99.36
  For the fiscal year ended March 31, 2000 ..............             0.10                      0.81                   76.06
  For the fiscal year ended March 31, 1999 ..............             0.02                      0.81                   99.71
  For the fiscal year ended March 31, 1998 ..............             0.03                      1.09                  115.64
CLASS B
  For the six months ended September 30, 2002 (unaudited)            (0.40)(5)                  0.55(5)                11.76
  For the fiscal year ended March 31, 2002 ..............            (0.49)                     1.23                   57.26
  For the fiscal year ended March 31, 2001 ..............            (0.42)                     1.14                   99.36
  For the fiscal year ended March 31, 2000 ..............            (0.40)                     0.81                   76.06
  For the fiscal year ended March 31, 1999 ..............             0.03                      0.81                   99.71
  For the period January 6, 1998* through March 31, 1998             (0.95)(4)(5)               1.82(4)(5)            115.64
CLASS C
  For the six months ended September 30, 2002 (unaudited)            (0.40)(5)                  0.55(5)                11.76
  For the fiscal year ended March 31, 2002 ..............            (0.52)                     1.23                   57.26
  For the fiscal year ended March 31, 2001 ..............            (0.42)                     1.14                   99.36
  For the fiscal year ended March 31, 2000 ..............            (0.40)                     0.81                   76.06
  For the fiscal year ended March 31, 1999 ..............             0.02                      0.81                   99.71
  For the fiscal year ended March 31, 1998 ..............            (0.46)                     1.10                  115.64
CLASS Y
  For the six months ended September 30, 2002 (unaudited)             0.60(5)                   0.55(5)                11.76
  For the fiscal year ended March 31, 2002 ..............             0.39                      1.23                   57.26
  For the fiscal year ended March 31, 2001 ..............             0.58                      1.14                   99.36
  For the fiscal year ended March 31, 2000 ..............             0.60                      0.81                   76.06
  For the fiscal year ended March 31, 1999 ..............             0.02                      0.81                   99.71
  For the fiscal year ended March 31, 1998 ..............             0.55                      1.07                  115.64

-----------
(3) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return is not annualized.
(4) The total investment return and ratios for a class of shares are not necessarily comparable to those of any other outstanding class of shares due to the timing differences in the commencement of initial public offerings.
(5)  Annualized.

                   T H E   B E A R   S T E A R N S   F U N D S

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for each class of shares outstanding, total investment returns, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

                                                             NET                             NET
                                                            ASSET                        REALIZED AND      DIVIDENDS DISTRIBUTIONS
                                                            VALUE,          NET           UNREALIZED       FROM NET    FROM NET
                                                          BEGINNING      INVESTMENT      GAIN/(LOSS) ON   INVESTMENT   REALIZED
                                                          OF PERIOD  INCOME/(LOSS)**(1)  INVESTMENTS**(2)   INCOME   CAPITAL GAINS
                                                          ---------  ------------------  ---------------- ---------- -------------
INTRINSIC VALUE PORTFOLIO
CLASS A
  For the six months ended September 30, 2002 (unaudited)      $20.04      $0.05               $(5.82)           --        --
  For the fiscal year ended March 31, 2002..............        19.63       0.04                 0.87         $(0.01)  $(0.49)
  For the fiscal year ended March 31, 2001..............        16.71       0.11                 3.85          (0.13)   (0.91)
  For the fiscal year ended March 31, 2000..............        19.74       0.11                (0.94)         (0.10)   (2.10)
  For the fiscal year ended March 31, 1999..............        20.83       0.11                 0.59          (0.11)   (1.68)
  For the fiscal year ended March 31, 1998..............        17.17       0.05                 7.15          (0.02)   (3.52)
CLASS B
  For the six months ended September 30, 2002 (unaudited)       19.65       0.02                (5.73)           --        --
  For the fiscal year ended March 31, 2002..............        19.35      (0.02)                0.81          --       (0.49)
  For the fiscal year ended March 31, 2001..............        16.49       0.03                 3.78          (0.04)   (0.91)
  For the fiscal year ended March 31, 2000..............        19.51       0.01                (0.93)         --       (2.10)
  For the fiscal year ended March 31, 1999..............        20.66       0.08                 0.52          (0.07)   (1.68)
  For the period January 28, 1998* through March 31, 1998       18.17      (0.01)                2.50          --          --
CLASS C
  For the six months ended September 30, 2002 (unaudited)       19.74       0.01                (5.73)         --          --
  For the fiscal year ended March 31, 2002..............        19.43      (0.01)                0.81          --       (0.49)
  For the fiscal year ended March 31, 2001..............        16.55       0.02                 3.80          (0.03)   (0.91)
  For the fiscal year ended March 31, 2000..............        19.57       0.01                (0.93)         --       (2.10)
  For the fiscal year ended March 31, 1999..............        20.66       0.07                 0.53          (0.01)   (1.68)
  For the fiscal year ended March 31, 1998..............        17.11      (0.03)                7.10          --       (3.52)
CLASS Y
  For the six months ended September 30, 2002 (unaudited)       20.17       0.09                (5.85)         --          --
  For the fiscal year ended March 31, 2002..............        19.67       0.11                 0.91          (0.03)   (0.49)
  For the fiscal year ended March 31, 2001..............        16.73       0.26                 3.80          (0.21)   (0.91)
  For the fiscal year ended March 31, 2000..............        19.78       0.22                (0.97)         (0.20)   (2.10)
  For the fiscal year ended March 31, 1999..............        20.84       0.17                 0.65          (0.20)   (1.68)
  For the fiscal year ended March 31, 1998..............        17.18       0.26                 7.05          (0.13)   (3.52)

-----------
 *   Commencement of operations.
** Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
(1)  Reflects waivers and related reimbursements.
(2) The amounts shown for a share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of the sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods.


The accompanying notes are an integral part of the financial statements.

                                                               NET
                                                              ASSET
                                                              VALUE,        TOTAL      NET ASSETS,          RATIO OF
                                                              END OF     INVESTMENT   END OF PERIOD        EXPENSES TO
                                                              PERIOD      RETURN(3)  (000's OMITTED)  AVERAGE NET ASSETS(1)
                                                              -------    ----------  ---------------  ---------------------
INTRINSIC VALUE PORTFOLIO
CLASS A
  For the six months ended September 30, 2002 (unaudited)      $14.27      (28.79)%  $15,881                1.50%(5)
  For the fiscal year ended March 31, 2002..............        20.04        4.72     20,953                1.50
  For the fiscal year ended March 31, 2001..............        19.63       23.79     11,983                1.50
  For the fiscal year ended March 31, 2000..............        16.71       (4.91)     7,950                1.50
  For the fiscal year ended March 31, 1999..............        19.74        3.68      9,677                1.50
  For the fiscal year ended March 31, 1998..............        20.83       44.59      8,358                1.50
CLASS B
  For the six months ended September 30, 2002 (unaudited)       13.94      (29.06)     9,012                2.00(5)
  For the fiscal year ended March 31, 2002..............        19.65        4.17      9,733                2.00
  For the fiscal year ended March 31, 2001..............        19.35       23.19      3,687                2.00
  For the fiscal year ended March 31, 2000..............        16.49       (5.41)     1,379                2.00
  For the fiscal year ended March 31, 1999..............        19.51        3.21      1,911                2.00
  For the period January 28, 1998* through March 31, 1998       20.66       13.70(4)     446                2.00(5)
CLASS C
  For the six months ended September 30, 2002 (unaudited)       14.02      (28.98)    10,699                2.00(5)
  For the fiscal year ended March 31, 2002..............        19.74        4.20     13,528                2.00
  For the fiscal year ended March 31, 2001..............        19.43       23.16      5,675                2.00
  For the fiscal year ended March 31, 2000..............        16.55       (5.39)     3,359                2.00
  For the fiscal year ended March 31, 1999..............        19.57        3.22      5,250                2.00
  For the fiscal year ended March 31, 1998..............        20.66       43.94      4,987                2.00
CLASS Y
  For the six months ended September 30, 2002 (unaudited)       14.41      (28.56)    19,654                1.00(5)
  For the fiscal year ended March 31, 2002..............        20.17        5.28     22,341                1.00
  For the fiscal year ended March 31, 2001..............        19.67       24.38      7,038                1.00
  For the fiscal year ended March 31, 2000..............        16.73       (4.51)     3,438                1.00
  For the fiscal year ended March 31, 1999..............        19.78        4.29      4,741                1.00
  For the fiscal year ended March 31, 1998..............        20.84       45.27      7,263                1.00

                                                                                          INCREASE/(DECREASE)
                                                                                             REFLECTED IN
                                                                   RATIO OF                 EXPENSE AND NET
                                                                NET INVESTMENT       INVESTMENT INCOME/(LOSS) RATIOS   PORTFOLIO
                                                               INCOME/(LOSS) TO            DUE TO WAIVERS AND          TURNOVER
                                                             AVERAGE NET ASSETS(1)       RELATED REIMBURSEMENTS          RATE
                                                             ---------------------   -------------------------------   ---------
INTRINSIC VALUE PORTFOLIO
CLASS A
  For the six months ended September 30, 2002 (unaudited)          0.58%(5)                      0.44%(5)              20.58%
  For the fiscal year ended March 31, 2002..............           0.38                          0.75                  20.60
  For the fiscal year ended March 31, 2001..............           0.72                          1.50                  60.46
  For the fiscal year ended March 31, 2000..............           0.56                          1.78                  55.66
  For the fiscal year ended March 31, 1999..............           0.54                          1.46                  38.27
  For the fiscal year ended March 31, 1998..............           0.32                          1.73                  61.75
CLASS B
  For the six months ended September 30, 2002 (unaudited)          0.36(5)                       0.44(5)               20.58
  For the fiscal year ended March 31, 2002..............          (0.07)                         0.75                  20.60
  For the fiscal year ended March 31, 2001..............           0.15                          1.50                  60.46
  For the fiscal year ended March 31, 2000..............           0.03                          1.75                  55.66
  For the fiscal year ended March 31, 1999..............           0.08                          1.46                  38.27
  For the period January 28, 1998* through March 31, 1998         (0.73)(4)(5)                   1.05(4)(5)            61.75
CLASS C
  For the six months ended September 30, 2002 (unaudited)          0.17(5)                       0.44(5)               20.58
  For the fiscal year ended March 31, 2002..............           0.02                          0.75                  20.60
  For the fiscal year ended March 31, 2001..............           0.11                          1.50                  60.46
  For the fiscal year ended March 31, 2000..............           0.03                          1.75                  55.66
  For the fiscal year ended March 31, 1999..............           0.08                          1.46                  38.27
  For the fiscal year ended March 31, 1998..............          (0.19)                         1.73                  61.75
CLASS Y
  For the six months ended September 30, 2002 (unaudited)          1.28(5)                       0.44(5)               20.58
  For the fiscal year ended March 31, 2002..............           0.92                          0.75                  20.60
  For the fiscal year ended March 31, 2001..............           1.65                          1.50                  60.46
  For the fiscal year ended March 31, 2000..............           0.98                          1.77                  55.66
  For the fiscal year ended March 31, 1999..............           1.08                          1.46                  38.27
  For the fiscal year ended March 31, 1998..............           0.83                          1.76                  61.75

-----------

(3) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return is not annualized.
(4) The total investment return and ratios for a class of shares are not necessarily comparable to those of any other outstanding class of shares due to the timing differences in the commencement of initial public offerings.
(5)  Annualized.

                   T H E   B E A R   S T E A R N S   F U N D S

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for each class of shares outstanding, total investment returns, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

                                                                 NET                       NET                           NET
                                                                ASSET        NET       REALIZED AND    DISTRIBUTIONS    ASSET
                                                                VALUE,   INVESTMENT     UNREALIZED        FROM NET      VALUE,
                                                              BEGINNING    INCOME/    GAIN/(LOSS) ON      REALIZED      END OF
                                                              OF PERIOD  (LOSS)**(1)  INVESTMENTS**(2)  CAPITAL GAINS   PERIOD
                                                              ---------  -----------  ----------------  -------------   ------
SMALL CAP VALUE PORTFOLIO
CLASS A
  For the six months ended September 30, 2002 (unaudited) ..    $20.39      $0.01         $(5.96)              --       $14.44
  For the fiscal year ended March 31, 2002 .................     18.13      (0.04)          3.30           $(1.00)       20.39
  For the fiscal year ended March 31, 2001 .................     23.10      (0.14)         (2.61)           (2.22)       18.13
  For the fiscal year ended March 31, 2000 .................     17.93      (0.15)          6.69            (1.37)       23.10
  For the fiscal year ended March 31, 1999 .................     23.65      (0.13)         (4.65)           (0.94)       17.93
  For the fiscal year ended March 31, 1998 .................     17.48      (0.14)          8.06            (1.75)       23.65
CLASS B
  For the six months ended September 30, 2002 (unaudited) ..     19.82      (0.03)         (5.81)              --        13.98
  For the fiscal year ended March 31, 2002 .................     17.76      (0.12)          3.18            (1.00)       19.82
  For the fiscal year ended March 31, 2001 .................     22.80      (0.20)         (2.62)           (2.22)       17.76
  For the fiscal year ended March 31, 2000 .................     17.71      (0.24)          6.60            (1.27)       22.80
  For the fiscal year ended March 31, 1999 .................     23.48      (0.16)         (4.67)           (0.94)       17.71
  For the period January 21, 1998* through March 31, 1998 ..     19.95         --           3.53               --        23.48
CLASS C
  For the six months ended September 30, 2002 (unaudited) ..     19.83      (0.03)         (5.81)              --        13.99
  For the fiscal year ended March 31, 2002 .................     17.77      (0.12)          3.18            (1.00)       19.83
  For the fiscal year ended March 31, 2001 .................     22.80      (0.22)         (2.59)           (2.22)       17.77
  For the fiscal year ended March 31, 2000 .................     17.70      (0.26)          6.62            (1.26)       22.80
  For the fiscal year ended March 31, 1999 .................     23.48      (0.26)         (4.58)           (0.94)       17.70
  For the fiscal year ended March 31, 1998 .................     17.38      (0.24)          8.00            (1.66)       23.48
CLASS Y
  For the six months ended September 30, 2002 (unaudited) ..     20.73       0.06          (6.08)              --        14.71
  For the fiscal year ended March 31, 2002 .................     18.34       0.05           3.34            (1.00)       20.73
  For the fiscal year ended March 31, 2001 .................     23.23      (0.03)         (2.64)           (2.22)       18.34
  For the fiscal year ended March 31, 2000 .................     18.03      (0.05)          6.72            (1.47)       23.23
  For the fiscal year ended March 31, 1999 .................     23.65      (0.02)         (4.66)           (0.94)       18.03
  For the fiscal year ended March 31, 1998 .................     17.47      (0.04)          8.06            (1.84)       23.65

----------
*    Commencement of operations.
** Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
(1)  Reflects waivers and related reimbursements.
(2) The amounts shown for a share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of the sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods.



The accompanying notes are an integral part of the financial statements.



                                                                                                            (INCREASE)/
                                                                                                            (DECREASE)
                                                                                                           REFLECTED IN
                                                                                                            EXPENSE AND
                                                                                             RATIO OF     NET INVESTMENT
                                                                                               NET         INCOME/(LOSS)
                                                                             RATIO OF       INVESTMENT     RATIOS DUE TO
                                                  TOTAL      NET ASSETS,    EXPENSES TO    INCOME/(LOSS)    WAIVERS AND    PORTFOLIO
                                               INVESTMENT   END OF PERIOD    AVERAGE        TO AVERAGE        RELATED       TURNOVER
                                                RETURN(3)  (000's OMITTED) NET ASSETS(1)   NET ASSETS(1)  REIMBURSEMENTS     RATE
                                               ----------  --------------- -------------   -------------  --------------   ---------
SMALL CAP VALUE PORTFOLIO
CLASS A
  For the six months ended September 30, 2002
     (unaudited) .............................   (29.18)%      $15,041         1.50%(5)         0.10%(5)      0.45%(5)       49.40%
  For the fiscal year ended March 31, 2002 ...    18.51         23,902         1.50            (0.24)         0.53           75.76
  For the fiscal year ended March 31, 2001 ...   (11.64)        17,194         1.50            (0.63)         1.02           65.32
  For the fiscal year ended March 31, 2000 ...    38.21         24,086         1.50            (0.75)         0.65           65.85
  For the fiscal year ended March 31, 1999 ...   (20.26)        18,520         1.50            (0.60)         0.65           84.12
  For the fiscal year ended March 31, 1998 ...    46.86         25,111         1.50            (0.71)         0.76           90.39
CLASS B
  For the six months ended September 30, 2002
     (unaudited) .............................   (29.47)         5,467         2.00(5)         (0.40)(5)      0.45(5)        49.40
  For the fiscal year ended March 31, 2002 ...    17.76          6,944         2.00            (0.74)         0.53           75.76
  For the fiscal year ended March 31, 2001 ...   (12.12)         4,301         2.00            (1.14)         1.02           65.32
  For the fiscal year ended March 31, 2000 ...    37.53          4,030         2.00            (1.24)         0.65           65.85
  For the fiscal year ended March 31, 1999 ...   (20.63)         2,716         2.00            (1.10)         0.65           84.12
  For the period January 21, 1998* through
     March 31, 1998 ..........................    17.69(4)         901         2.00(5)         (1.49)(4)(5)   1.31(4)(5)     90.39
CLASS C
  For the six months ended September 30, 2002
     (unaudited) .............................   (29.45)        10,513         2.00(5)         (0.40)(5)      0.45(5)        49.40
  For the fiscal year ended March 31, 2002 ...    17.75         16,112         2.00            (0.74)         0.53           75.76
  For the fiscal year ended March 31, 2001 ...   (12.07)        11,460         2.00            (1.14)         1.02           65.32
  For the fiscal year ended March 31, 2000 ...    37.54         13,399         2.00            (1.24)         0.65           65.85
  For the fiscal year ended March 31, 1999 ...   (20.67)        11,112         2.00            (1.10)         0.65           84.12
  For the fiscal year ended March 31, 1998 ...    46.10         18,082         2.00            (1.21)         0.76           90.39
CLASS Y
  For the six months ended September 30, 2002
     (unaudited) .............................   (29.04)        22,817         1.00(5)          0.60(5)       0.45(5)        49.40
  For the fiscal year ended March 31, 2002 ...    19.02         34,834         1.00             0.26          0.53           75.76
  For the fiscal year ended March 31, 2001 ...   (11.22)        33,449         1.00            (0.13)         1.02           65.32
  For the fiscal year ended March 31, 2000 ...    38.86         31,091         1.00            (0.24)         0.65           65.85
  For the fiscal year ended March 31, 1999 ...   (19.84)        24,087         1.00            (0.10)         0.65           84.12
  For the fiscal year ended March 31, 1998 ...    47.54         31,141         1.00            (0.21)         0.77           90.39

----------
(3) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return is not annualized.
(4) The total investment return and ratios for a class of shares are not necessarily comparable to those of any other outstanding class of shares due to the timing differences in the commencement of initial public offerings.
(5)  Annualized.

                   T H E   B E A R   S T E A R N S   F U N D S

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for each class of shares outstanding, total investment returns, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

                                                                 NET                       NET                           NET
                                                                ASSET                  REALIZED AND    DISTRIBUTIONS    ASSET
                                                                VALUE,       NET        UNREALIZED        FROM NET      VALUE,
                                                              BEGINNING  INVESTMENT   GAIN/(LOSS) ON      REALIZED      END OF
                                                              OF PERIOD   LOSS**(1)  INVESTMENTS**(2)  CAPITAL GAINS    PERIOD
                                                              ---------  ----------  ----------------  -------------    ------
ALPHA GROWTH PORTFOLIO
CLASS A
  For the six months ended September 30, 2002 (unaudited) ..   $18.84      $(0.02)       $(3.03)              --        $15.79
  For the fiscal year ended March 31, 2002 .................    16.75       (0.03)         2.12               --         18.84
  For the fiscal year ended March 31, 2001 .................    21.21       (0.09)        (4.37)              --         16.75
  For the fiscal year ended March 31, 2000 .................    17.32       (0.07)         3.96               --         21.21
  For the fiscal year ended March 31, 1999 .................    13.40       (0.07)         4.01           $(0.02)        17.32
  For the period December 29, 1997* through March 31, 1998 .    12.00       (0.01)         1.41               --         13.40
CLASS B
  For the six months ended September 30, 2002 (unaudited) ..    18.41       (0.05)        (2.95)              --         15.41
  For the fiscal year ended March 31, 2002 .................    16.46       (0.06)         2.01               --         18.41
  For the fiscal year ended March 31, 2001 .................    20.93       (0.17)        (4.30)              --         16.46
  For the fiscal year ended March 31, 2000 .................    17.18       (0.16)         3.91               --         20.93
  For the fiscal year ended March 31, 1999 .................    13.38       (0.13)         3.95            (0.02)        17.18
  For the period December 29, 1997* through March 31, 1998 .    12.00       (0.01)         1.39               --         13.38
CLASS C
  For the six months ended September 30, 2002 (unaudited) ..    18.42       (0.05)        (2.97)              --         15.40
  For the fiscal year ended March 31, 2002 .................    16.46       (0.06)         2.02               --         18.42
  For the fiscal year ended March 31, 2001 .................    20.94       (0.17)        (4.31)              --         16.46
  For the fiscal year ended March 31, 2000 .................    17.19       (0.18)         3.93               --         20.94
  For the fiscal year ended March 31, 1999 .................    13.38       (0.13)         3.96            (0.02)        17.19
  For the period December 29, 1997* through March 31, 1998 .    12.00       (0.01)         1.39               --         13.38

----------
*    Commencement of operations.
** Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
(1)  Reflects waivers and related reimbursements.
(2) The amounts shown for a share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of the sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods.



    The accompanying notes are an integral part of the financial statements.

                                                                                                             (INCREASE)/
                                                                                                             (DECREASE)
                                                                                                           REFLECTED IN
                                                                                            RATIO OF       EXPENSE AND
                                                                                               NET        NET INVESTMENT
                                                                             RATIO OF      INVESTMENT    LOSS RATIOS DUE
                                                  TOTAL      NET ASSETS,    EXPENSES TO     (LOSS) TO     TO WAIVERS AND   PORTFOLIO
                                               INVESTMENT   END OF PERIOD    AVERAGE         AVERAGE         RELATED       TURNOVER
                                                RETURN(3)  (000's OMITTED) NET ASSETS(1)   NET ASSETS(1)  REIMBURSEMENTS     RATE
                                               ----------  --------------- -------------   -------------  ---------------  ---------
ALPHA GROWTH PORTFOLIO
CLASS A
  For the six months ended September 30, 2002
     (unaudited) .............................   (16.19)%      $24,230         1.40%(4)      (0.24%)(4)       0.65%(4)      104.51%
  For the fiscal year ended March 31, 2002 ...    12.48         23,176         1.40          (0.42)           1.06           82.40
  For the fiscal year ended March 31, 2001 ...   (21.03)        17,316         1.40          (0.46)           0.97           81.37
  For the fiscal year ended March 31, 2000 ...    22.46         22,580         1.40          (0.63)           1.33           56.26
  For the fiscal year ended March 31, 1999 ...    29.47          6,542         1.40          (0.57)           2.89           84.49
  For the period December 29, 1997* through
     March 31, 1998 ..........................    11.67          3,201         1.40(4)       (0.30)(4)        5.01(4)        28.91
CLASS B
  For the six months ended September 30, 2002
     (unaudited) .............................   (16.30)        10,353         1.90(4)       (0.71)(4)        0.66(4)       104.51
  For the fiscal year ended March 31, 2002 ...    11.85          9,061         1.90          (0.92)           1.06           82.40
  For the fiscal year ended March 31, 2001 ...   (21.36)         7,441         1.90          (0.96)           0.97           81.37
  For the fiscal year ended March 31, 2000 ...    21.83          9,124         1.90          (1.11)           1.33           56.26
  For the fiscal year ended March 31, 1999 ...    28.61          4,460         1.90          (1.07)           2.89           84.49
  For the period December 29, 1997* through
     March 31, 1998 ..........................    11.50          2,399         1.90(4)       (0.78)(4)        5.27(4)        28.91
CLASS C
  For the six months ended September 30, 2002
     (unaudited) .............................   (16.40)         7,555         1.90(4)       (0.68)(4)        0.66(4)       104.51
  For the fiscal year ended March 31, 2002 ...    11.91          6,546         1.90          (0.92)           1.06           82.40
  For the fiscal year ended March 31, 2001 ...   (21.40)         4,973         1.90          (0.96)           0.97           81.37
  For the fiscal year ended March 31, 2000 ...    21.81          6,398         1.90          (1.09)           1.33           56.26
  For the fiscal year ended March 31, 1999 ...    28.69          3,304         1.90          (1.07)           2.89           84.49
  For the period December 29, 1997* through
     March 31, 1998 ..........................    11.50          1,687         1.90(4)       (0.62)(4)        5.52(4)        28.91

----------
(3) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return is not annualized.

(4)  Annualized.

                   T H E   B E A R   S T E A R N S   F U N D S


                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

Contained below is per share operating performance data for each class of shares outstanding, total investment returns, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements.

--------------------------------------------------------------------------------

                                                              NET                               NET
                                                            ASSET                         REALIZED AND     DIVIDENDS DISTRIBUTIONS
                                                            VALUE,         NET             UNREALIZED      FROM NET    FROM NET
                                                          BEGINNING     INVESTMENT       GAIN/(LOSS) ON   INVESTMENT   REALIZED
                                                          OF PERIOD INCOME/(LOSS)***(1) INVESTMENTS***(2)   INCOME   CAPITAL GAINS
                                                          --------- ------------------- ----------------- ---------- -------------
INTERNATIONAL EQUITY PORTFOLIO
CLASS A
  For the six months ended September 30, 2002 (unaudited)  $14.64         $0.03             $(3.07)           --           --
  For the fiscal year ended March 31, 2002 ...............  17.55         (0.04)             (2.87)           --           --
  For the fiscal year ended March 31, 2001 ...............  27.84         (0.06)             (9.92)           --       $(0.31)
  For the fiscal year ended March 31, 2000 ...............  15.14         (0.05)             12.98            --        (0.23)
  For the fiscal year ended March 31, 1999 ...............  13.77         (0.03)              1.40            --+          --
  For the period December 29, 1997* through March 31, 1998  12.00          0.01               1.76            --           --
CLASS B
  For the six months ended September 30, 2002 (unaudited)   14.32         (0.01)             (2.99)           --           --
  For the fiscal year ended March 31, 2002 ...............  17.26         (0.12)             (2.82)           --           --
  For the fiscal year ended March 31, 2001 ...............  27.52         (0.18)             (9.77)           --        (0.31)
  For the fiscal year ended March 31, 2000 ...............  15.05         (0.10)             12.80            --        (0.23)
  For the fiscal year ended March 31, 1999 ...............  13.75         (0.02)              1.32            --+          --
  For the period December 29, 1997* through March 31, 1998  12.00            --               1.75            --           --
CLASS C
  For the six months ended September 30, 2002 (unaudited)   14.32         (0.01)             (2.99)           --           --
  For the fiscal year ended March 31, 2002 ...............  17.25         (0.10)             (2.83)           --           --
  For the fiscal year ended March 31, 2001 ...............  27.52         (0.15)             (9.81)           --        (0.31)
  For the fiscal year ended March 31, 2000 ...............  15.05         (0.09)             12.79            --        (0.23)
  For the fiscal year ended March 31, 1999 ...............  13.75         (0.02)              1.32            --+          --
  For the period December 29, 1997* through March 31, 1998  12.00            --               1.75            --           --
CLASS Y
  For the six months ended September 30, 2002 (unaudited)   14.69          0.06              (3.06)           --           --
  For the period July 5, 2001** through March 31, 2002 ...  16.75          0.06              (2.12)           --           --

-------------
  * Commencement of operations.
 ** Commencement of initial public offering.
*** Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
  + Amount is less than $0.01 per share.
(1) Reflects waivers and related reimbursements.
(2) The amounts shown for a share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of the sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods.






The accompanying notes are an integral part of the financial statements.

                                       48

                                                                     NET
                                                                    ASSET
                                                                    VALUE,      TOTAL         NET ASSETS,         RATIO OF
                                                                    END OF    INVESTMENT     END OF PERIOD       EXPENSES TO
                                                                    PERIOD     RETURN(3)    (000'S OMITTED)  AVERAGE NET ASSETS(1)
                                                                    ------     ---------    ---------------  ---------------------
INTERNATIONAL EQUITY PORTFOLIO
CLASS A
  For the six months ended September 30, 2002 (unaudited)          $11.60      (20.77)%         $23,522             1.75%(5)
  For the fiscal year ended March 31, 2002 ...............          14.64      (16.58)           31,455             1.75
  For the fiscal year ended March 31, 2001 ...............          17.55      (35.99)           54,096             1.75
  For the fiscal year ended March 31, 2000 ...............          27.84       85.67            61,508             1.75
  For the fiscal year ended March 31, 1999 ...............          15.14        9.97             8,299             1.75
  For the period December 29, 1997* through March 31, 1998          13.77       14.75             3,765             1.75(5)
CLASS B
  For the six months ended September 30, 2002 (unaudited)           11.32      (20.95)            5,468             2.25(5)
  For the fiscal year ended March 31, 2002 ...............          14.32      (17.03)            7,751             2.25
  For the fiscal year ended March 31, 2001 ...............          17.26      (36.30)           11,754             2.25
  For the fiscal year ended March 31, 2000 ...............          27.52       84.66            15,656             2.25
  For the fiscal year ended March 31, 1999 ...............          15.05        9.48             3,156             2.25
  For the period December 29, 1997* through March 31, 1998          13.75       14.58             2,137             2.25(5)
CLASS C
  For the six months ended September 30, 2002 (unaudited)           11.32      (20.95)           16,420             2.25(5)
  For the fiscal year ended March 31, 2002 ...............          14.32      (16.99)           21,025             2.25
  For the fiscal year ended March 31, 2001 ...............          17.25      (36.34)           25,833             2.25
  For the fiscal year ended March 31, 2000 ...............          27.52       84.65            18,238             2.25
  For the fiscal year ended March 31, 1999 ...............          15.05        9.48             2,926             2.25
  For the period December 29, 1997* through March 31, 1998          13.75       14.58             2,173             2.25(5)
CLASS Y
  For the six months ended September 30, 2002 (unaudited)           11.69      (20.42)           16,475             1.25(5)
  For the period July 5, 2001** through March 31, 2002 ...          14.69      (12.30)(4)        21,614             1.25(5)

                                                                                          INCREASE/(DECREASE)
                                                                                             REFLECTED IN
                                                                    RATIO OF               EXPENSE AND NET
                                                                NET INVESTMENT      INVESTMENT INCOME/(LOSS) RATIOS   PORTFOLIO
                                                               INCOME/(LOSS) TO           DUE TO WAIVERS AND          TURNOVER
                                                             AVERAGE NET ASSETS(1)      RELATED REIMBURSEMENTS          RATE
                                                             ---------------------  -------------------------------   ---------
INTERNATIONAL EQUITY PORTFOLIO
CLASS A
  For the six months ended September 30, 2002 (unaudited)           0.39%(5)                     0.49%(5)              64.45%
  For the fiscal year ended March 31, 2002 ...............         (0.09)                        0.57                 168.32
  For the fiscal year ended March 31, 2001 ...............         (0.31)                        0.53                 168.04
  For the fiscal year ended March 31, 2000 ...............         (0.77)                        1.12                  96.36
  For the fiscal year ended March 31, 1999 ...............          0.05                         2.38                 114.68
  For the period December 29, 1997* through March 31, 1998          0.53(5)                      4.06(5)                3.26
CLASS B
  For the six months ended September 30, 2002 (unaudited)          (0.11)(5)                     0.49(5)               64.45
  For the fiscal year ended March 31, 2002 ...............         (0.59)                        0.57                 168.32
  For the fiscal year ended March 31, 2001 ...............         (0.81)                        0.53                 168.04
  For the fiscal year ended March 31, 2000 ...............         (1.27)                        1.12                  96.36
  For the fiscal year ended March 31, 1999 ...............         (0.45)                        2.38                 114.68
  For the period December 29, 1997* through March 31, 1998         (0.06)(5)                     4.04(5)                3.26
CLASS C
  For the six months ended September 30, 2002 (unaudited)          (0.11)(5)                     0.49(5)               64.45
  For the fiscal year ended March 31, 2002 ...............         (0.59)                        0.57                 168.32
  For the fiscal year ended March 31, 2001 ...............         (0.81)                        0.53                 168.04
  For the fiscal year ended March 31, 2000 ...............         (1.27)                        1.12                  96.36
  For the fiscal year ended March 31, 1999 ...............         (0.45)                        2.38                 114.68
  For the period December 29, 1997* through March 31, 1998         (0.06)(5)                     4.04(5)                3.26
CLASS Y
  For the six months ended September 30, 2002 (unaudited)           0.89(5)                      0.49(5)               64.45
  For the period July 5, 2001** through March 31, 2002 ...          0.55(4)(5)                   0.51(4)(5)           168.32

-------------
(3) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return is not annualized.
(4) The total investment return and ratios for a class of shares are not necessarily comparable to those of any other outstanding class of shares due to the timing differences in the commencement of initial public offerings.
(5) Annualized.

                   T H E   B E A R   S T E A R N S   F U N D S

                              S&P STARS PORTFOLIO
                       S&P STARS OPPORTUNITIES PORTFOLIO
                            THE INSIDERS SELECT FUND
                           INTRINSIC VALUE PORTFOLIO
                           SMALL CAP VALUE PORTFOLIO
                             ALPHA GROWTH PORTFOLIO
                         INTERNATIONAL EQUITY PORTFOLIO
                  NOTES TO FINANCIAL STATEMENTS -- (UNAUDITED)


ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Bear Stearns Funds (the "Fund") was organized as a Massachusetts business trust on September 29, 1994 and is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as an open-end management investment company. The Fund currently consists of ten separate portfolios: six diversified portfolios, Intrinsic Value Portfolio ("Intrinsic Value") (formerly, Large Cap Value Portfolio), Small Cap Value Portfolio ("Small Cap"), International Equity Portfolio ("International Equity"), High Yield Total Return Portfolio, Income Portfolio and Prime Money Market Portfolio, and four non-diversified portfolios, S&P STARS Portfolio ("S&P STARS"), The Insiders Select Fund ("Insiders Select"), Alpha Growth Portfolio ("Alpha Growth") (formerly, Focus List Portfolio) and S&P STARS Opportunities Portfolio ("S&P STARS Opportunities") (each a "Portfolio" and collectively, the "Portfolios"). As of the date hereof, each Portfolio offers four classes of shares, which have been designated as Class A, B, C and Y shares (except the Prime Money Market Portfolio, which only offers shares designated as Class Y). Class Y shares of Alpha Growth have not commenced its initial public offering. Each Portfolio is treated as a separate entity for certain matters under the Investment Company Act, and for other purposes, and a shareholder of one Portfolio is not deemed to be a shareholder of any other Portfolio.

At the quarterly Board of Trustees meeting held on May 6, 2002, the Trustees of the Balanced Portfolio approved the liquidation and termination of the portfolio pursuant to a Plan of Liquidation and Termination. As a result, the portfolio was liquidated and substantially all of its assets were distributed to shareholders on July 1, 2002.

MANAGEMENT ESTIMATES--The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION--Each Portfolio calculates the net asset value of and completes orders to purchase or repurchase its shares of beneficial interest as of the close of regular trading on the New York Stock Exchange (the "Exchange") (generally 4:00 p.m. Eastern time) on each day that the Exchange is open for trading.

Equity securities, including written covered call options, are valued each business day at the last sale price as of the close of regular trading on the Exchange by one or more independent pricing services ("Pricing Services") approved by the Fund's Board of Trustees. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available.

Other assets and securities for which no quotations are readily available or which are restricted as to sale (or resale) are valued by such methods as the Fund's Board of Trustees deems in good faith to reflect the fair value. Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a Pricing Service approved by the Fund's Board of Trustees, are valued at fair value as determined in good faith by Bear Stearns Asset Management Inc.'s

("BSAM" or the "Adviser") Valuation Committee, pursuant to procedures approved by the Fund's Board of Trustees. The Board reviews the methods of valuation quarterly.

Short-term investments (those acquired with remaining maturities of 60 days or less) are valued at cost, plus or minus any amortized discount or premium, which approximates market value.

Expenses and fees, including the respective investment advisory, administration and distribution fees, are accrued daily and taken into account for the purpose of determining the net asset value of each Portfolio's shares. Because of the differences in operating expenses incurred by each class, the per share net asset value of each class may differ.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date (the date on which the order to buy or sell is executed). Realized gains and losses from securities and foreign currency related transactions, if any, are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Each Portfolio's net investment income (other than distribution and service fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

SHORT SELLING--When the Portfolio makes a short sale, an amount equal to the proceeds received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the short sale. Until the Portfolio replaces the borrowed security, the Portfolio will maintain a segregated account with cash, U.S. government securities or other liquid securities sufficient to cover its short position on a daily basis. Short sales represent obligations of the Portfolio to make future delivery of specific securities and correspondingly create an obligation to purchase the security at market prices prevailing at the later delivery date (or to deliver the security if already owned by the Portfolio). Upon the termination of a short sale, the Portfolio will recognize a gain, limited to the price at which the Portfolio sold the security short, if the market price is less than the proceeds originally received. The Portfolio will recognize a loss, unlimited in magnitude, if the market price at termination is greater than the proceeds originally received. As a result, short sales create the risk that the Portfolio's ultimate obligation to satisfy the delivery requirements may exceed the amount of the proceeds initially received or the liability recorded in the financial statements.

S&P STARS and S&P STARS Opportunities are the only Portfolios that have engaged in short sales for the six months ended September 30, 2002.

S&P STARS has segregated sufficient liquid assets in a separate account as collateral for open short sales. Securities sold short at September 30, 2002 for S&P STARS were as follows:

                                                                                             MARKET       UNREALIZED
SECURITY                                                                      PROCEEDS        VALUE       GAIN/(LOSS)
--------                                                                      --------      ---------     -----------
Cognex Corp..............................................................     $4,620,149    $3,338,400    $1,281,749
El Paso Corp.............................................................      2,732,707     3,721,500      (988,793)
Teradyne, Inc............................................................      2,039,248     1,920,000       119,248
                                                                              ----------    ----------    ----------
Total....................................................................     $9,392,104    $8,979,900    $  412,204
                                                                              ==========    ==========    ==========

S&P STARS Opportunities has segregated sufficient liquid assets in a separate account as collateral for open short sales. Securities sold short at September 30, 2002 for S&P STARS Opportunities were as follows:


                                                                                                MARKET    UNREALIZED
SECURITY                                                                          PROCEEDS       VALUE       GAIN
--------                                                                         ----------   ---------   -----------
Cox Communications, Inc., Class A.............................................     $338,261    $319,670      $18,591
Robert Half International Inc.................................................      285,151     269,790       15,361
Steelcase Inc., Class A.......................................................      170,845     157,050       13,795
Total.........................................................................     $794,257    $746,510      $47,747

SECURITIES LENDING--Loans of securities are required to be initially secured by collateral at least equal to 102% of the market value of the securities on loan and maintained at a level at least equal to the value of loaned securities. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolios. The market value of securities on loan to brokers and the related value of cash collateral received at September 30, 2002, were as follows:

                                                                               MARKET VALUE OF         MARKET VALUE
PORTFOLIO                                                                    SECURITIES ON LOAN       OF COLLATERAL+
---------                                                                    -------------------      --------------
S&P STARS.................................................................       $36,225,430            $37,060,338
Small Cap.................................................................         1,591,758              1,685,070
S&P STARS Opportunities...................................................           331,500                391,000

+ Cash collateral received is invested in various money market funds.

In addition, International Equity engaged in security lending transactions during the six months ended September 30, 2002. All such income is included in the Statements of Operations. No other Portfolios had engaged in security lending transactions during the six months ended September 30, 2002.

Pursuant to an exemptive order received from the Securities and Exchange Commission (the "Order"), Custodial Trust Company ("CTC"), a wholly-owned subsidiary of The Bear Stearns Companies Inc. and custodian to each of the Portfolios, and an affiliate of BSAM, Bear Stearns Funds Management Inc. ("BSFM" or the "Administrator") and Bear, Stearns & Co. Inc., ("Bear Stearns" or the "Distributor") served as the securities lending agent for the Portfolios and subject to the Order participates in the lending income earned by the Portfolios. During the period, CTC has been compensated approximately $5,006, $124 and $606 from S&P STARS, S&P STARS Opportunities and Small Cap Value, respectively. In addition, the Order permits (subject to limitations) that a Portfolio's securities may be loaned to affiliates. During the period, Bear, Stearns Securities Corp., an affiliate to the Portfolios received rebates in connection with such loans amounting to $12,183, $35 and $654, for S&P STARS, S&P STARS Opportunities and Small Cap Value, respectively.

FOREIGN CURRENCY TRANSLATION--The books and records of the Portfolios are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statements of Operations. The Portfolios do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. However, the Portfolios do isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS--The Portfolios may enter into forward foreign currency exchange contracts ("forward currency contracts") to hedge against adverse changes in the relationship of the U.S. dollar to foreign currencies. The Portfolios may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Portfolios may also use these contracts to hedge the U.S. dollar value of securities it already owns denominated in foreign currencies. Forward currency contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the current contract at the time it was opened and the value at the time it was closed. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the Portfolio's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. For the six months ended September 30, 2002, only International Equity entered into such forward currency contracts. International Equity's open forward currency contracts at September 30, 2002, were as follows:

                                                DELIVERY VALUE   SETTLEMENT                                UNREALIZED
CURRENCY                                       (LOCAL CURRENCY)     DATE       COMMITMENT       VALUE      GAIN/(LOSS)
--------                                       ----------------  -----------   ----------      --------    -----------
SALE:
Euro........................................        6,840,000      11/14/02    $6,646,052     $6,745,232   $ (99,180)
Japanese Yen................................      686,150,000      11/14/02     5,760,497      5,650,211     110,286
                                                                                                           ----------
                                                                                                           $  11,106
                                                                                                           ==========

U.S. FEDERAL TAX STATUS--Each Portfolio intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing during each calendar year substantially all of its ordinary income and capital gains, if any, each Portfolio intends not to be subject to a U.S. federal excise tax.

At March 31, 2002, the Portfolios indicated below had capital loss carryforwards available as a reduction to the extent provided in regulations of any future net capital gains realized before the end of fiscal year 2010. To the extent that the capital loss carryforwards are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders. The Portfolios which had capital loss carryforwards at March 31, 2002 were as follows:

                                                                                AMOUNT EXPIRING IN
                                                 GROSS CAPITAL LOSS    --------------------------------------------
PORTFOLIO                                           CARRYFORWARD         2007            2009              2010
---------                                         -----------------    ----------     ------------      -----------
S&P STARS......................................      $299,778,313            --       $75,578,722       $224,199,591
Alpha Growth...................................         3,321,972      $393,572         1,828,927          1,099,473
International Equity...........................        33,435,556            --        10,929,861         22,505,695

For U.S. federal income tax purposes, net realized capital losses or foreign exchange losses incurred after October 31, 2001 within the prior fiscal year are deemed to arise on the first day of the current fiscal year. S&P STARS, Intrinsic Value, Alpha Growth and International Equity incurred and elected to defer such losses of $164,381,531, $206,072, $166,168, and $11,072,943, respectively.

DIVIDENDS AND DISTRIBUTIONS--Each Portfolio intends to distribute at least annually to shareholders substantially all of its net investment income. Distribution of net realized gains, if any, will be declared and paid at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within capital accounts based on their U.S. federal tax-basis treatment. Temporary differences do not require reclassification.

FOREIGN WITHHOLDING TAXES--Income received from sources outside of the United States may be subject to withholding and other taxes imposed by countries other than the United States.

OTHER--Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates. Some countries in which the Portfolios invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States.

TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

For the six months ended September 30, 2002, BSAM, a wholly-owned subsidiary of The Bear Stearns Companies Inc., served as the investment adviser pursuant to an Investment Advisory Agreement with respect to each Portfolio. Under the terms of the Investment Advisory Agreement, each Portfolio, except Insiders Select, has agreed to pay BSAM a monthly fee at the annual rate of 0.75% of average daily net assets for S&P STARS, S&P STARS Opportunities, Intrinsic Value and Small Cap, 0.65% of average daily net assets for Alpha Growth, and 1.00% of average daily net assets for Intemational Equity.

For Insiders Select, BSAM is entitled to receive from the Portfolio a monthly fee equal to an annual rate of 1.00% of the Portfolio's average daily net assets. In addition, BSAM is entitled to a monthly performance adjustment fee which may increase or decrease the total advisory fee by up to 0.50% per year of the value of Insiders Select's average daily net assets. For the six months ended September 30, 2002, the performance adjustment fee decreased the total advisory fee by $91,625 or 0.25% based on the value of Insider Select's average daily net assets due to the underperformance of such Portfolio on a trailing 12-month basis in comparison to the performance of the S&P MidCap 400 Index, the Portfolio's benchmark index, for the six months ended September 30, 2002. As a result the annual rate was adjusted to 0.75% before any reduction for fee waivers or expense reimbursements.

BSAM has engaged Marvin & Palmer Associates, Inc. ("Marvin & Palmer") as International Equity's sub-investment adviser to manage the Portfolio's day-to-day investment activities. Marvin & Palmer is entitled to receive a monthly fee from BSAM (and not the Portfolio) calculated on an annual basis equal to 0.20% of the Portfolio's total average daily net assets to the extent the International Equity's average daily net assets are in excess of $25 million and below $50 million at the relevant month end, 0.45% of the International Equity's total average daily net assets to the extent the International Equity's average daily net assets are in excess of $50 million and below $65 million at the relevant month end and 0.60% of the International Equity's total average daily net assets to the extent the International Equity's net assets in excess of $65 million at the relevant month end. For the six months ended September 30, 2002, Marvin & Palmer earned a fee of $89,972.

For the six months ended September 30, 2002, BSFM served as administrator to each Portfolio pursuant to an Administration Agreement. The Administrator is entitled to receive from each Portfolio a monthly fee equal to an annual rate of 0.15% of each Portfolio's average daily net assets up to $1 billion, 0.12% of the next $1 billion, 0.10% of the next $3 billion and 0.08% of the average daily net assets above $5 billion.

For the six months ended September 30, 2002, BSAM has continued its undertaking to limit each Portfolio's total operating expenses (exclusive of brokerage commissions, taxes, interest and extraordinary items) to a maximum annual level as a percent of each Portfolio's average daily net assets as follows:

PORTFOLIO                                                                        CLASS A   CLASS B   CLASS C    CLASS Y
---------                                                                        --------  -------   -------   --------
S&P STARS....................................................................       1.50%     2.00%     2.00%     1.00%
S&P STARS Opportunities......................................................       1.50      2.00      2.00      1.00
Insiders Select..............................................................       1.65      2.15      2.15      1.15
Intrinsic Value..............................................................       1.50      2.00      2.00      1.00
Small Cap....................................................................       1.50      2.00      2.00      1.00
Alpha Growth.................................................................       1.40      1.90      1.90        --
International Equity.........................................................       1.75      2.25      2.25      1.25

As necessary, this limitation is affected by waivers by the Adviser of its advisory fees and reimbursements of expenses exceeding the advisory fee. For the six months ended September 30, 2002, the investment advisory fee waivers and reimbursements of expenses (in order to maintain the expense limitation) were as follows:

PORTFOLIO                                                                 ADVISORY FEE WAIVERS  EXPENSE REIMBURSEMENTS
---------                                                                 --------------------  ----------------------
S&P STARS..............................................................        $1,359,822                   --
S&P STARS Opportunities................................................           125,727                   --
Insiders Select........................................................            87,291                   --
Intrinsic Value........................................................           145,066                   --
Small Cap..............................................................           159,297                   --
Alpha Growth...........................................................           136,692                 $997
International Equity...................................................           183,595                   --

The Portfolios will not pay BSAM at a later time for any amounts BSAM may waive, nor will the Portfolios reimburse BSAM for any amounts BSAM may assume.

For the six months ended September 30, 2002, Bear Stearns, an affiliate of the Adviser and the Administrator, earned approximately $828,741, $49,091, $10,206, $9,465, $3,444 and $66,637 in brokerage commissions from portfolio transactions executed on behalf of S&P STARS, S&P STARS Opportunities, Insiders Select, Intrinsic Value, Small Cap and Alpha Growth, respectively.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING PLAN

The Portfolios listed below have entered into a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act and a Shareholder Servicing Plan which are as follows:

                                                     CLASS A                  CLASS B                     CLASS C
                                           -------------------------  -------------------------  -------------------------
                                           DISTRIBUTION  SHAREHOLDER  DISTRIBUTION  SHAREHOLDER  DISTRIBUTION  SHAREHOLDER
PORTFOLIO                                      PLAN       SERVICING     PLAN         SERVICING       PLAN       SERVICING
---------                                  ------------  -----------  ------------  -----------  ------------  -----------
S&P STARS.................................     0.25%       0.25%        0.75%          0.25%          0.75%      0.25%
S&P STARS Opportunities...................     0.25        0.25         0.75           0.25           0.75       0.25
Insiders Select...........................     0.25        0.25         0.75           0.25           0.75       0.25
Intrinsic Value...........................     0.25        0.25         0.75           0.25           0.75       0.25
Small Cap.................................     0.25        0.25         0.75           0.25           0.75       0.25
Alpha Growth..............................     0.25        0.25         0.75           0.25           0.75       0.25
International Equity......................     0.25        0.25         0.75           0.25           0.75       0.25


Such fees are based on the average daily net assets in each class of the respective Portfolios and are accrued daily and paid quarterly or at such intervals as the Board of Trustees may determine. The fees paid to Bear Stearns under the Distribution Plan are payable without regard to actual expenses incurred. Bear Stearns uses the distribution fee to pay broker-dealers or other financial institutions whose clients hold each Portfolio's shares and other distribution-related activities. Bear Stearns uses shareholder servicing fees to pay broker-dealers or other financial institutions that provide personal service in connection with the maintenance of shareholder accounts.

For the six months ended September 30, 2002, the distribution and shareholder servicing fees paid to Bear Stearns under each Plan were as follows:

PORTFOLIO                                                                 DISTRIBUTION FEES   SHAREHOLDER SERVICING FEES
---------                                                                 -----------------   --------------------------
S&P STARS.............................................................       $4,524,877            $2,210,394
S&P STARS Opportunities...............................................          168,640                79,230
Insiders Select.......................................................           91,443                45,084
Intrinsic Value.......................................................          113,795                54,460
Small Cap.............................................................          100,921                50,057
Alpha Growth..........................................................           96,313                52,572
International Equity..................................................          136,691                69,625

In addition, as Distributor of the Portfolios, Bear Stearns collects the sales charges imposed on sales of each Portfolio's Class A shares, and reallows a portion of such charges to dealers through which the sales are made. In addition, Bear Stearns advanced 4.25% and 1.00% in sales commissions on the sale of Class B and C shares, respectively, to dealers at the time of such sales.

For the six months ended September 30, 2002, Bear Stearns has advised each Portfolio that it received the amounts noted below in front-end sales charges resulting from sales of Class A shares and contingent deferred sales charges ("CDSC") upon certain redemptions by Class A. B and C shareholders, respectively. The amounts were as follows:

                                                                                CDSC           CDSC            CDSC
                                                    FRONT-END SALES CHARGES    CLASS A       CLASS B         CLASS C
PORTFOLIO                                               CLASS A SHARES         SHARES         SHARES          SHARES
---------                                           -----------------------   --------     -----------     ----------
S&P STARS........................................           $841,396          $13,915      $1,919,220       $113,697
S&P STARS Opportunities..........................            133,968              684          54,656         19,113
Insiders Select..................................             33,519               30          23,261          1,410
Intrinsic Value..................................             32,795               12          34,261          2,052
Small Cap........................................             26,478               --          12,780          1,449
Alpha Growth.....................................             66,521               --          32,128          1,796
International Equity.............................             21,900               --          29,320            571

INVESTMENTS IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned, gross appreciation, gross depreciation and net unrealized depreciation of investments at September 30, 2002 for each Portfolio were as follows:

                                                                   GROSS                GROSS                 NET
PORTFOLIO                                    COST              APPRECIATION         DEPRECIATION         DEPRECIATION
---------                               ---------------        -------------       -------------        -------------
S&P STARS......................         $1,946,403,142          $62,727,803         $627,901,851        $565,174,048
S&P STARS Opportunities........             60,056,843            1,832,717             8,616,09           6,783,375
Insiders Select................             34,546,322            2,763,878            7,422,285           4,658,407
Intrinsic Value................             70,898,212            1,918,829           17,258,615          15,339,786
Small Cap......................             66,596,407            3,221,591           13,438,846          10,217,255
Alpha Growth...................             44,790,746            1,062,581            2,788,086           1,725,505
International Equity...........             70,859,657            1,546,677            8,532,608           6,985,931

For the six months ended September 30, 2002, aggregate purchases and sales of investment securities (excluding short-term investments) for each Portfolio were as follows:

PORTFOLIO                                                                                PURCHASES            SALES
---------                                                                          ---------------     --------------
S&P STARS......................................................................     $1,341,690,648     $1,668,315,773
S&P STARS Opportunities........................................................         64,492,128         61,149,521
Insiders Select................................................................          6,299,164          3,882,344
Intrinsic Value................................................................         26,358,737         13,065,314
Small Cap......................................................................         33,240,006         35,211,331
Alpha Growth...................................................................         54,923,199         37,343,577
International Equity...........................................................         47,230,091         46,633,688

INVESTMENTS IN AFFILIATES

A summary of transactions for each issuer, which is or was an affiliate at or during the six months ended September 30, 2002, were as follows:

                                                  NUMBER OF         CAPITAL           UNREALIZED
PORTFOLIO                       AFFILIATE           SHARES            LOSS              LOSS                 VALUE
---------                  --------------------  -------------     -----------    ---------------        ------------
S&P STARS                  CNET Networks, Inc.     8,090,000           --            $39,653,058         $ 8,899,000

                        Intuitive Surgical, Inc.   3,210,000         $640,730         10,851,476          25,647,900

                          SportsLine.com, Inc.     3,870,000           --             32,752,311           4,644,000

SHARES OF BENEFICIAL INTEREST

Each Portfolio offers Class A, B, C and Y shares. Class A shares are sold with a front-end sales charge of up to 5.50% for each Portfolio. Class B shares are sold with a CDSC of up to 5.00% within six years of purchase. Class C shares are sold with a CDSC of 1.00% within the first year of purchase. There is no sales charge or CDSC on Class Y shares, which are offered primarily to institutional investors.

Transactions in shares of beneficial interest for each Portfolio were as follows:

                                                              S&P STARS                           INSIDERS SELECT
                                         ------------------------------------------  ---------------------------------------
                                            SALES       REPURCHASES   REINVESTMENTS     SALES    REPURCHASES   REINVESTMENTS
                                         ------------  -------------  -------------  ----------  ------------  -------------
CLASS A
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2002
Shares.................................     2,527,122    11,144,189             --      194,277      174,553              --
Value..................................  $ 52,472,406  $219,102,692             --   $2,976,942   $2,588,241              --
FOR THE FISCAL YEAR ENDED MARCH 31, 2002
Shares.................................    14,368,636    10,651,161             --      384,291      323,743          95,352
Value..................................  $395,690,142  $281,440,211             --   $6,621,242   $5,591,340      $1,514,178
CLASS B
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2002
Shares.................................     1,062,544     4,792,486             --      242,648      113,358              --
Value..................................  $ 21,627,696  $ 91,366,953             --   $3,614,906   $1,563,287              --
FOR THE FISCAL YEAR ENDED MARCH 31, 2002
Shares.................................     8,494,754     3,756,954             --      270,831      119,236          60,118
Value..................................  $229,724,959  $ 96,832,796             --   $4,571,486   $1,900,056      $  920,405
CLASS C
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2002
Shares.................................     1,153,507     4,856,965             --      111,674      106,429              --
Value..................................  $ 23,420,103  $ 92,409,376             --   $1,615,366   $1,493,137              --
FOR THE FISCAL YEAR ENDED MARCH 31, 2002
Shares.................................     7,209,028     3,770,094             --      164,299      105,639          45,664
Value..................................  $194,284,555  $ 96,254,761             --   $2,778,796   $1,705,742      $  699,111
CLASS Y
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2002
Shares.................................       431,023     1,571,311             --           --        3,385              --
Value..................................  $  9,170,973  $ 30,528,182             --           --    $  57,426              --
FOR THE FISCAL YEAR ENDED MARCH 31, 2002
Shares.................................     2,961,302     1,260,352             --          311        8,310           4,151
Value..................................  $ 82,504,756  $ 34,063,065             --   $    4,950   $  142,429       $  67,376

                                                   S&P STARS OPPORTUNITIES
                                          ---------------------------------------
                                              SALES    REPURCHASES  REINVESTMENTS
                                          -----------  -----------  -------------
CLASS A
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2002
Shares.................................       634,959     593,105           --
Value..................................   $ 8,271,081  $7,172,543           --
FOR THE PERIOD OCTOBER 1, 2001* THROUGH MARCH 31, 2002
Shares.................................     2,325,455     222,405           --
Value..................................   $31,028,865  $3,017,221           --
CLASS B
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2002
Shares.................................       419,174     362,865           --
Value..................................   $ 5,516,662  $4,403,555           --
FOR THE PERIOD OCTOBER 1, 2001* THROUGH MARCH 31, 2002
Shares.................................     1,578,013      95,756           --
Value..................................   $21,236,871  $1,286,791           --
CLASS C
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2002
Shares.................................       397,454     344,387           --
Value..................................   $ 5,190,477  $4,140,124           --
FOR THE PERIOD OCTOBER 1, 2001* THROUGH MARCH 31, 2002
Shares.................................     1,288,530     135,021           --
Value..................................   $17,195,434  $1,810,728           --
CLASS Y
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2002
Shares.................................        10,272      77,773           --
Value..................................    $  123,069  $1,019,778           --
FOR THE PERIOD OCTOBER 1, 2001* THROUGH MARCH 31, 2002
Shares.................................       228,429      52,083           --
Value..................................   $ 3,019,679  $  711,350           --


--------------
* Commencement of operations.

                                                       INTRINSIC VALUE                           SMALL CAP
                                         ---------------------------------------  -------------------------------------
                                             SALES    REPURCHASES  REINVESTMENTS    SALES    REPURCHASES  REINVESTMENTS
                                         -----------  -----------  -------------  ---------  -----------  -------------
CLASS A
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2002
Shares.................................       268,562     201,239           --      134,843      265,593           262
Value..................................   $ 4,901,718  $3,468,774           --  $ 2,542,451  $ 4,802,144    $    5,402
FOR THE FISCAL YEAR ENDED MARCH 31, 2002
Shares.................................       669,302     256,724       22,742      586,779      412,601        49,702
Value..................................   $13,051,249  $4,904,724     $436,638  $11,408,425  $ 7,900,324    $  925,947
CLASS B
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2002
Shares.................................       293,129     142,215           --      155,267      114,400            --
Value..................................   $ 5,290,873  $2,332,587           --  $ 2,850,920  $ 1,926,248            --
FOR THE FISCAL YEAR ENDED MARCH 31, 2002
Shares.................................       566,093     271,529       10,167      164,001       70,927        15,031
Value..................................   $10,849,923  $5,133,383     $191,757  $ 3,253,319  $ 1,283,967    $  272,654
CLASS C
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2002
Shares.................................       197,535     119,982           --       62,044      123,192            --
Value..................................   $ 3,521,106  $2,014,809           --  $ 1,128,941  $ 2,150,354            --
FOR THE FISCAL YEAR ENDED MARCH 31, 2002
Shares.................................       470,809      90,971       13,470      222,060       87,502        32,859
Value..................................   $ 8,981,522  $1,715,561     $255,120  $ 4,265,305  $ 1,626,664    $  506,392
CLASS Y
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2002
Shares.................................       339,904      84,091           --      109,943      239,975            --
Value..................................   $ 6,465,821  $1,486,579           --  $ 2,105,640  $ 3,894,872            --
FOR THE FISCAL YEAR ENDED MARCH 31, 2002
Shares.................................       808,588      84,184       25,556      535,829      747,698        69,176
Value..................................   $16,504,557  $1,601,095     $493,231  $10,277,564  $15,087,517    $1,308,129

                                                        ALPHA GROWTH                       INTERNATIONAL EQUITY
                                           -------------------------------------  -------------------------------------
                                              SALES   REPURCHASES  REINVESTMENTS    SALES   REPURCHASES   REINVESTMENTS
                                           ---------  -----------  -------------  -------   ------------  -------------
CLASS A
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2002
Shares.................................       658,669     354,248           --      479,358      600,310            --
Value..................................   $11,604,377  $6,160,991           --  $ 6,441,023  $ 7,990,449            --
FOR THE FISCAL YEAR ENDED MARCH 31, 2002
Shares.................................       627,708     430,929           --    1,978,777    2,912,106            --
Value..................................   $11,013,070  $7,410,507           --  $33,391,989  $47,655,604            --
CLASS B
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2002
Shares.................................       321,931     142,134           --       33,053       91,120            --
Value..................................   $ 5,568,081  $2,369,199           --   $  434,406  $ 1,220,442            --
FOR THE FISCAL YEAR ENDED MARCH 31, 2002
Shares.................................       193,946     153,981           --       84,838      224,692            --
Value..................................   $ 3,401,228  $2,575,446           --  $ 1,318,717  $ 3,399,318            --
CLASS C
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2002
Shares.................................       219,572      84,375           --       86,637      104,095            --
Value..................................   $ 3,710,573  $1,442,040           --  $ 1,213,747  $ 1,302,385            --
FOR THE FISCAL YEAR ENDED MARCH 31, 2002
Shares.................................       185,401     132,091           --      744,550      773,372            --
Value..................................   $ 3,200,664  $2,225,185           --  $12,251,095  $12,713,567            --
CLASS Y
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2002
Shares.................................            --          --           --      127,727      189,510            --
Value..................................            --          --           --  $ 1,734,173  $ 2,466,799            --
FOR THE PERIOD JULY 5, 2001* THROUGH MARCH 31, 2002
Shares.................................            --          --           --    1,490,131       18,991            --
Value..................................            --          --           --  $22,192,775   $  275,890            --

---------------
* Commencement of its initial public offering.

CREDIT FACILITY

The Fund has entered into a demand promissory note arrangement with JPMorgan Chase Bank (the "Bank") to provide an uncommitted credit facility to the Fund (on behalf of each Portfolio). The credit facility bears interest at the greater of: (i) the rate otherwise in effect for such loan plus 2%, or (ii) that rate of interest from time to time announced by the Bank at its principal office as its prime commercial lending rate plus 2%, with such interest to be payable on demand and upon payment in full of such principal. Each Portfolio as a fundamental policy is permitted to borrow in an amount up to 331/3% of the value of each Portfolio's total assets. However, each Portfolio intends to borrow money only for temporary or emergency (not leveraging) purposes and only in amounts not to exceed 15% of its net assets.

Each loan is payable on demand or upon termination of this credit facility or on the last day of the interest period and, in any event, not later than 14 days from the date the loan was advanced.

Amounts outstanding under the credit facility during the six months ended September 30, 2002, were as follows:

                                                                            MAXIMUM LOAN AMOUNT
PORTFOLIO                                           AVERAGE LOAN BALANCE        OUTSTANDING      AVERAGE INTEREST RATE
---------                                           --------------------    ------------------   ---------------------
S&P STARS.........................................       $5,001,873            $32,824,600                 2.35%
S&P STARS Opportunities...........................           25,380                801,900                 2.27

S&P STARS Portfolio had $3,147,100 outstanding under the line of credit facility at September 30, 2002. All other Portfolios had no amounts outstanding under the line of credit facility at September 30, 2002.

                                       THE

                                  BEAR STEARNS

                                      FUNDS

              383 MADISON AVENUE, NEW YORK, NY 10179 1.800.766.4111

Michael Minikes                         Chairman of the Board and Trustee
Doni L. Fordyce                         President and Trustee
Peter M. Bren                           Trustee
John S. Levy                            Trustee
M. B. Oglesby, Jr.                      Trustee
Robert E. Richardson                    Trustee
Robert M. Steinberg                     Trustee
Barry Sommers                           Executive Vice President
Stephen A. Bornstein                    Vice President and Secretary
Frank J. Maresca                        Vice President and Treasurer
Vincent L. Pereira                      Assistant Treasurer

INVESTMENT ADVISER                      DISTRIBUTOR
Bear Stearns Asset                      Bear, Stearns & Co. Inc.
Management Inc.                         383 Madison Avenue
383 Madison Avenue                      New York, NY 10179
New York, NY 10179
                                        COUNSEL
SUB-ADVISER                             Kramer Levin
INTERNATIONAL EQUITY                    Naftalis & Frankel LLP
PORTFOLIO                               919 Third Avenue
Marvin &Palmer                          New York, NY 10022
Associates, Inc.
1201 N. Market Street                   TRANSFER AND DIVIDEND
Suite 2300                              DISBURSEMENT AGENT
Wilmington, DE19801                     PFPC Inc.
                                        Bellevue Corporate Center
ADMINISTRATOR                           400 Bellevue Parkway
Bear Stearns Funds                      Wilmington, DE 19809
Management Inc.
383 Madison Avenue                      INDEPENDENT AUDITORS
New York, NY 10179                      Deloitte & Touche LLP
                                        Two World Financial Center
CUSTODIAN                               New York, NY 10281
Custodial Trust Company
101 Carnegie Center
Princeton, NJ 08540


The financial information included herein is taken from the records of each Portfolio without examination by independent auditors who do not express an opinion thereon.

This report is submitted for the general information of the shareholders of each Portfolio. It is not authorized for distribution to prospective investors in each Portfolio unless it is preceded or accompanied by a current prospectus which includes details regarding each Portfolio's objectives, policies, sales commissions and other information. Total investment return is based on historical results and is not intended to indicate future performance. The investment return and principal value of an investment in each Portfolio will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than original cost.

"Standard & Poor's(R)" and "S&P(R)" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Bear, Stearns & Co. Inc. S&P STARS Portfolio and S&P STARS Opportunities Portfolio are not sponsored, managed, advised, sold or promoted by Standard & Poor's.